As filed with the Securities and Exchange Commission on February 23, 2018

Securities Act Registration File No. 333-100289

Investment Company Act File No. 811-21210

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 35	[X]
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 35	[X]

Alpine Income Trust

(Exact Name of Registrant as Specified in Charter)

2500 Westchester Avenue, Suite 215

Purchase, New York 10577

(Address of Principal Executive Offices)

1-888-785-5578

(Registrant's Telephone Number, Including Area Code)

Samuel A. Lieber

Alpine Woods Capital Investors, LLC

2500 Westchester Avenue, Suite 215

Purchase, New York 10577

(Name and address of Agent for Service)

Copy to:

Rose F. DiMartino, Esq.

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

It is proposed that this filing will become effective (check appropriate box)

[ ]	immediately upon filing pursuant to paragraph (b)
[X]	on February 28, 2018 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on _____________ pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on _____________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

February 28, 2018

Alpine Income Trust

Alpine Ultra Short Municipal Income Fund	Institutional Class	ATOIX
	Class A	ATOAX
Alpine High Yield Managed Duration Municipal Fund	Institutional Class	AHYMX
	Class A	AAHMX

Alpine Funds

c/o DST Asset Manager Solutions, Inc.

PO Box 8061

Boston, MA 02266

1-888-785-5578

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Table of Contents

Alpine Ultra Short Municipal Income Fund	4
Alpine High Yield Managed Duration Municipal Fund	11
More on the Funds' Investment Strategies, Investments and Risks	19
Management of the Funds	30
Portfolio Managers	31
How the Funds Value Their Shares	32
How to Buy Shares – Class A (Ultra Short Fund)	33
How to Buy Shares – Institutional Class (Ultra Short Fund)	34
How to Buy Shares — Class A (High Yield Municipal Fund)	34
How to Buy Shares — Institutional Class (High Yield Municipal Fund)	35
Purchases by Mail	35
Purchases by Internet	36
Purchases by Wire	36
Purchases by Telephone	37
Additional Information	37
Earning Dividends	38
Exchange Privilege	38
Exchanges by Telephone	38
Exchanges by Mail	39
Exchanges by Internet	39
How to Redeem Shares	39
Redeeming Shares by Mail	40
Redeeming Shares by Telephone	40
Earning Dividends	41
Redemption Fee	41
Additional Redemption Information	42
Short-Term Trading Practices	43
Shareholder Services	44
Automatic Investment Plan	44
Telephone Investment Plan	44
Systematic Cash Withdrawal Plan	44
Investments through Employee Benefit and Savings Plans	45
Tax Sheltered Retirement Plans	45
Householding	45
Internet Account Access and Trading	45
Distribution of Fund Shares	45
Distributor	45

Additional Information	51
Dividends, Distributions and Taxes	51
Dividends and Distributions	51
Taxes	52
Financial Highlights	54
Notice of Privacy Policy	59
Additional Information	60

Alpine Ultra Short Municipal Income Fund

Investment Objective

Alpine Ultra Short Municipal Income Fund (the “Ultra Short Fund”) seeks high after-tax current income consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in the Fund’s Class A shares. More information about these and other discounts is available from your financial intermediary, in the section “Distribution of Fund Shares” on page 45 of the Fund’s Prospectus and in the section “Shareholder Accounts” on page 41 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.50%(1)	None
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee (as a percentage of amount redeemed within less than 30 days of purchase)	0.25%	0.25%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.15%	0.15%
Total Annual Fund Operating Expenses	0.90%	0.65%
Fee Waivers and/or Expense Reimbursements(2)	0.20%	0.20%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.70%	0.45%

(1)	The 0.50% sales charge is waived on shares purchased through certain financial intermediaries that have entered into contractual agreements with the Fund’s Distributor, and for purchases of $250,000 or greater.

(2)	The Adviser has agreed contractually to waive and/or reimburse expenses of the Fund so that total annual fund operating expenses (including 12b-1 fees, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed annually 0.70% of the average net assets of the Class A shares and 0.45% of the average net assets of the Institutional Class shares. This arrangement cannot be terminated prior to February 28, 2019 without the Board of Trustees’ consent. The Adviser may recapture amounts waived and/or reimbursed to a class if such recapture occurs within three years of the waiver and/or reimbursement and does not cause the total annual fund operating expenses of the Fund for any year to exceed the limits described above.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods
•	Your investment has a 5% return each year and the Fund’s operating expenses remain the same
•	You reinvest all distributions and dividends without a sales charge (if sales charges were included your costs would be higher)

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$121	$316	$526	$1,134
Institutional Class	$46	$188	$342	$791

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2017, the Fund’s portfolio turnover rate was 214% of the average value of its portfolio.

Principal Investment Strategies

The Ultra Short Fund invests its assets in a combination of tax-exempt obligations and taxable debt obligations. Under normal circumstances, the Fund invests at least 80% of its net assets in tax-exempt obligations. Tax-exempt obligations include municipal obligations that pay interest that is free from U.S. federal income tax (other than federal alternative minimum tax (“AMT”)). In addition, the Fund may invest in taxable debt obligations, including, but not limited to, obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, U.S. corporate debt obligations, mortgage-related and asset-backed securities and money market instruments.

In managing the Fund’s investments, the Adviser seeks to capitalize on fundamental and technical opportunities in the debt obligations markets to enhance return. The obligations in which the Fund invests may be of any maturity, but under normal market conditions, it is expected that the Fund’s average portfolio maturity, at the time of investment, will be two years or less. The obligations in which the Fund invests must, at the time of investment, be rated investment grade, as determined by the various rating agencies, or if unrated, of comparable quality as determined by the Adviser.

In managing the Fund, the Adviser employs a process that combines sector allocation, fundamental research and duration management. In determining sector allocation, the Adviser analyzes the prevailing financial and investment characteristics of a broad range of sectors in which the Fund may invest and seeks to enhance performance and manage risk by underweighting or overweighting particular sectors. Based on fundamental research regarding securities, including fixed income research, credit analyses and use of sophisticated analytical systems, the Adviser makes decisions to purchase and sell securities for the Fund. The Adviser also considers economic factors to develop strategic forecasts as to the direction of interest rates which are then used to establish the Fund’s target duration, a common measurement of a security’s sensitivity to interest rate movements. For obligations owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Adviser closely monitors the Fund’s portfolio and makes adjustments as necessary.

The Fund’s investment strategies may result in a portfolio turnover rate in excess of 150% on an annual basis.

The Fund’s 80% investment policy is fundamental and may not be changed without shareholder approval.

Principal Investment Risks

Risk is inherent in all investing. There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund may take temporary defensive positions; in such a case, the Fund will not be pursuing its principal investment strategies. The following is an alphabetical list of the principal investment risks of investing in the Fund.

•	Credit Risk — Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of a fund’s investment in that issuer. The credit quality and liquidity of the Fund’s investments in municipal obligations and other debt securities may be dependent in part on the credit quality of third parties, such as banks and other financial institutions, which provide credit and liquidity enhancements to the Fund’s investments. Adverse changes in the credit quality of these third parties could cause losses to the Fund and affect its share price.

•	Cybersecurity Risk — Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

•	Fixed Income Securities Risk — Fixed income securities are subject to issuer risk, interest rate risk and market risk.

•	Interest Rate Risk — Interest rates may rise resulting in a decrease in the value of the securities held by the Fund, or may fall resulting in an increase in the value of such securities. Securities having longer maturities generally involve a greater risk of fluctuations in the value resulting from changes in interest rates. Securities having shorter maturities generally involve less risk of fluctuation in value resulting from changes in interest rates, but generally have yields lower than securities having longer maturities. Securities having shorter maturities are also subject to reinvestment risk, which is the risk that if interest rates fall the Fund may need to invest the proceeds of redeemed securities in securities with lower interest rates.

•	Issuer Risk — Changes in the financial condition of the issuer of an obligation, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal.

•	Liquidity Risk — Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

•	Management Risk — The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

•	Market Risk — General market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment could cause the value of your investment in the Fund, or its yield, to decline.

•	Municipal Securities Risk — From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance. Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.

•	Portfolio Turnover Risk — High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

•	Redemption Risk — The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

•	Tax Risk — Changes in tax laws or adverse determinations by the Internal Revenue Service may make the income from some municipal obligations taxable. Additionally, maximizing after-tax income may require trade-offs that reduce pre-tax income. The Fund’s tax-efficient strategies may reduce the taxable income of the Fund’s shareholders, but will not eliminate it. There can be no assurance that taxable distributions can always be avoided or that the Fund will achieve its investment objective. Tax legislation known as the Tax Cuts and Jobs Act (the “Tax Act”) was signed into law on December 22, 2017 and significantly alters the U.S. Federal income tax scheme. The application of certain provisions of the Tax Act is uncertain, and legislative, regulatory or administrative changes could be enacted at any time, either prospectively or with retroactive effect, to implement or clarify the Tax Act.

•	Variable Rate Demand Obligations Risk — Variable rate demand obligations (“VRDOs”) are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money. In addition, the interest rates on variable rate demand obligations are short-term and may, for example, be reset daily, weekly or monthly. During periods of declining interest rates, the Fund’s yield on a VRDO will decrease and its shareholders will forego the opportunity for capital appreciation. During periods of rising interest rates, however, the Fund’s yield on a VRDO will increase and the Fund’s shareholders will have a reduced risk of capital depreciation.

•	Yield Risk — The amount of income received by the Fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the Fund’s expenses could absorb all or a significant portion of the Fund’s income. If interest rates increase, the Fund’s yield may not increase proportionately. For example, the Adviser may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Institutional Class shares. Both Institutional Class and Class A shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses. The Fund’s sales load is not reflected in the bar chart, if it were, returns would be less than those shown. The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance and an index of funds with similar investment objectives. Unless otherwise stated, all index since inception returns reflect the inception date of the Institutional Class. The Adviser may voluntarily waive a portion of its fees from time to time. Investment performance reflects the waiver of certain fees. Without the voluntary waiver of fees, the Fund’s total return would have been lower. These voluntary waivers may be discontinued at any time, and are in addition to contractual waivers. Past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on the Fund’s website at www.alpinefunds.com or by calling 1-888-785-5578.

Alpine Ultra Short Municipal Income Fund

Total Returns as of 12/31 Each Year

Institutional Class

Best and Worst Quarter Results

During the periods shown in the Chart for the Fund

Best Quarter		Worst Quarter
1.12%	06/30/2008	0.03%	9/30/2013

Average Annual Total Returns (For the periods ending December 31, 2017)	1 Year	5 Years	10 Years	Since Inception Date	Inception Date
Alpine Ultra Short Municipal Income Fund - Institutional Class Return Before Taxes	0.93%	0.62%	1.38%	2.04%	12/6/2002
Return After Taxes on Distributions	0.94%	0.62%	1.37%	1.88%
Return After Taxes on Distributions and Sale of Fund Shares(1)	0.94%	0.62%	1.38%	1.87%
Alpine Ultra Short Municipal Income Fund – Class A	0.19%	0.27%	1.08%	1.56%	3/30/2004
Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index (reflects no deduction for fees, expenses or taxes)	0.92%	0.64%	1.48%	1.80%
Lipper Short Municipal Debt Funds Average (2)	1.32%	0.56%	1.37%	1.65%

(1)	Returns after taxes on distributions and sale of fund shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of fund shares.
(2)	The Lipper Short Municipal Debt Funds Average reflects a return from December 31, 2002 to December 31, 2017.

The after-tax returns are shown only for Institutional Class shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for Class A shares will vary from returns shown for Institutional Class shares.

Management

Investment Adviser

Alpine Woods Capital Investors, LLC (the “Adviser”) serves as the Fund’s investment adviser.

Portfolio Managers

Mr. Jonathan Mondillo, Portfolio Manager and Head of Fixed Income Trading for the Adviser, and Mr. Mark Taylor, Portfolio Manager and Head of Municipal Research of the Adviser, are the co-portfolio managers primarily responsible for the investment decisions of the Fund and have managed the Fund since February 2015 and February 2016, respectively.

Purchase and Sale of Fund Shares

Class A

You may purchase or redeem Fund shares on any day the NYSE is open by contacting your financial intermediary. The minimum initial amount of investment in the Fund is $2,500. There is no minimum for subsequent investments.

Institutional Class

You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Alpine Funds, c/o DST Asset Manager Solutions, Inc., PO Box 8061, Boston, MA 02266), by wire transfer, by telephone at 1-888-785-5578, or through a financial intermediary. The minimum initial amount of investment in the Fund is $250,000. There is no minimum for subsequent investments if payment is mailed by check, otherwise the minimum is $100.

Tax Information

The Fund intends to distribute income that is exempt from regular federal income tax. Portions of the Fund's distributions may be subject to such tax and/or to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

Alpine High Yield Managed Duration Municipal Fund

Investment Objective

Alpine High Yield Managed Duration Municipal Fund (the “High Yield Municipal Fund”) seeks a high level of current income exempt from federal income tax.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund’s Class A shares. More information about these and other discounts is available from your financial intermediary, in the section “Distribution of Fund Shares” on page 45 of the Fund’s Prospectus and in the section “Shareholder Accounts” on page 41 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%	None
Maximum Deferred Sales Charge (Load)	None(1)	None
Redemption Fee (as a percentage of amount redeemed within less than 60 days of purchase)	0.75%	0.75%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.19%	0.19%
Total Annual Fund Operating Expenses	1.09%	0.84%
Fee Waivers and/or Expense Reimbursements(2)	0.19%	0.19%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.90%	0.65%

(1)	A contingent deferred sales change of 0.50% will be applied if shares are redeemed within 12 months of purchasing Class A shares as part of an investment greater than $250,000 if no front-end sales charge was paid at the time of purchase and a concession was paid to the financial intermediary or dealer.

(2)	The Adviser has agreed contractually to waive and/or reimburse expenses of the Fund so that total annual fund operating expenses (including 12b-1 fees, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed annually 0.90% of the average net assets of the Class A shares and 0.65% of the average net assets of the Institutional Class shares. This arrangement cannot be terminated prior to February 28, 2019 without the Board of Trustees’ consent. The Adviser may recapture amounts waived and/or reimbursed to a class if such recapture occurs within three years of the waiver and/or reimbursement and does not cause the total annual fund operating expenses of the Fund for any year to exceed the limits described above.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods
•	Your investment has a 5% return each year and the Fund’s operating expenses remain the same
•	You reinvest all distributions and dividends without a sales charge (if sales charges were included your costs would be higher)

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$340	$569	$818	$1,529
Institutional Class	$66	$249	$447	$1,020

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2017, the Fund’s portfolio turnover rate was 151% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the High Yield Municipal Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in municipal obligations that are exempt from federal income tax (including securities subject to the federal alternative minimum tax (“AMT”)).

The Fund may invest, without limitation, in municipal obligations whose interest is a tax-preference item for purposes of the AMT. If this is the case, the Fund’s net return to those investors may be lower than to investors not subject to the AMT. The interest income distributed by the Fund that is derived from certain tax-exempt municipal obligations may be subject to the federal AMT for individuals and corporations. There is no limitation on the portion of the Fund’s assets that may be invested in municipal obligations subject to the AMT. An investor should consult his or her tax adviser for more information.

The Fund has a flexible investment strategy and may invest in obligations of any credit quality and duration. Under normal circumstances, the Fund invests at least 50% of its assets in municipal bonds rated BBB or lower by S&P Global Ratings, a subsidiary of S&P Global Inc., or Baa or lower by Moody’s Investors Service, Inc., at the time of investment, or the equivalent by another independent rating agency or the unrated equivalent as determined by the Adviser. Split rated bonds will be considered to have the higher credit rating. Municipal bonds rated below investment grade (BB/Ba or lower) are commonly known as “high yield” or “junk” bonds. Municipal bonds in which the Fund may invest include, but are not limited to, general obligation bonds, revenue bonds, private activity bonds, moral obligation bonds, municipal notes, municipal commercial paper, municipal lease obligations and tender option bonds. Revenue obligations may include, but are not limited to, industrial development, pollution control, public utility, housing, and health care issues. Tender option bonds are created when a holder deposits tax-exempt or other bonds into a special purpose trust (“TOB trust”). The TOB trust issues two types of securities: floating rate notes (“floaters” or “TOBs”) and a residual security junior to the floaters (“inverse floaters”). The Fund does not currently intend to deposit bonds into a TOB trust, but may invest in the variable rate securities issued by TOB trusts.

The Fund seeks to maintain an effective portfolio duration between 2 and 7 years, however, it can buy securities of any maturity. The Adviser expects to increase or decrease the portfolio's effective duration based on its outlook for the market and interest rates. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. For example, a seven-year duration means a bond is expected to decrease in value by approximately 7% if interest rates rise 1% and increase in value by approximately 7% if interest rates fall 1%. Because of events affecting the bond markets and interest rate changes, the duration of the portfolio might not meet the target at all times.

The Fund can invest up to 25% of its total assets in tobacco-related bonds without an appropriation pledge that makes payments only from a state’s interest in the Tobacco Master Settlement Agreement.

The Fund may invest in U.S. Treasuries for defensive investment purposes.

The Fund can borrow up to one-third of its assets (including the amount borrowed) from banks. It can use those borrowings for a number of purposes, including for purchasing securities (or leverage), to meet redemption obligations, and for temporary and emergency purposes. However, the Fund does not intend to use leverage more than, in the aggregate, up to 10% of the value of its total assets to increase its holdings of portfolio securities.

In selecting investments for the Fund, the Adviser generally looks for a wide range of U.S. issuers and securities that provide high current income, including unrated bonds and securities of smaller issuers that offer high current income and might be overlooked by other investors and funds. The Adviser also focuses on securities with coupon interest or accretion rates, current market interest rates, callability and call prices that might change the effective maturity of particular securities. The Adviser may consider selling a security if any of these factors no longer applies to a security purchased for the Fund, but are not required to do so. The Adviser may, at its discretion, seek long-term income instead of high current income for defensive investment or other purposes.

The Fund’s 80% investment policy is fundamental and may not be changed without shareholder approval.

Principal Investment Risks

Risk is inherent in all investing. There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund may take temporary defensive positions; in such a case, the Fund will not be pursuing its principal investment strategies. The following is an alphabetical list of the principal investment risks of investing in the Fund.

•	Borrowing and Leverage Risk — When the Fund borrows for leverage, changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow. Borrowing results in interest payments to the lenders and related expenses. The costs of borrowing for investment purposes might reduce the Fund’s return if the yield on the securities purchased is less than the borrowing costs.

•	Credit Risk — Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of a Fund’s investment in that issuer. The credit quality and liquidity of the Fund’s investments in municipal obligations and other debt securities may be dependent in part on the credit quality of third parties, such as banks and other financial institutions, which provide credit and liquidity enhancements to the Fund’s investments. Adverse changes in the credit quality of these third parties could cause losses to the Fund and affect its share price.

•	Cybersecurity Risk — Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

•	Debt Securities Risk — Debt securities, such as bonds, involve credit risk and interest rate risk. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

•	Fixed Income Securities Risk — Fixed income securities are subject to issuer risk, interest rate risk and market risk.

•	Interest Rate Risk — Interest rates may rise resulting in a decrease in the value of the securities held by the Fund, or may fall resulting in an increase in the value of such securities. Securities having longer maturities generally involve a greater risk of fluctuations in the value resulting from changes in interest rates. Securities having shorter maturities generally involve less risk of fluctuations in the value resulting from changes in interest rates, but generally have lower yields than securities having longer maturities. Securities having shorter maturities are also subject to reinvestment risk, which is the risk that if interest rates fall the Fund may need to invest the proceeds of redeemed securities in securities with lower interest rates.

•	Issuer Risk — Changes in the financial condition of the issuer of an obligation, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal.

•	Junk Bond Risk — Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time. Junk bonds are considered speculative, tend to be less liquid and are more difficult to value than higher grade securities.

•	Liquidity Risk — Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss

•	Management Risk — The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals.

•	Market Risk — General market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment could cause the value of your investment in the fund, or its yield, to decline.

•	Medium- and Lower-Grade Municipal Securities Risk — Securities which are in the medium- and lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturity, but they also generally involve more volatility and greater risks, such as greater credit risk, market risk, liquidity risk, management risk, and regulatory risk. Furthermore, many medium- and lower-grade securities are not listed for trading on any national securities exchange and many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization (“NRSRO”).

•	Municipal Market Volatility and Illiquidity Risk — The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, the Fund may not be able to readily sell bonds at the prices at which they are carried on the Fund’s books. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices.

•	Municipal Sector Risk — From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

•	Municipal Securities Risk — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.

•	Redemption Risk — The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

•	Tax Risk — To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the Fund from its investment in such obligations and distributed to Fund shareholders will be taxable. There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. Income from municipal bonds held by a Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. Tax legislation known as the Tax Cuts and Job Act (the "Tax Act") was signed into law on December 22, 2017 and significantly alters the U.S. Federal income tax scheme. The application of certain provisions of the Tax Act is uncertain, and legislative, regulatory or administrative changes could be enacted at any time, either prospectively or with retroactive effect, to implement or clarify the Tax Act.

•	Tender Option Bonds Risk — Tender option bonds are synthetic floating-rate or variable-rate securities issued when long-term bonds are purchased in the primary or secondary market and then deposited into a trust. Tender option bonds may be considered derivatives, and may expose the Fund to the same risks as investments in derivatives, as well as risks associated with leverage, especially the risk of increased volatility.

•	Tobacco Related Bonds Risk — In 1998, the largest U.S. tobacco manufacturers reached an out of court agreement, known as the Master Settlement Agreement (the “MSA”), to settle claims against them by 46 states and six other U.S. jurisdictions. The tobacco manufacturers agreed to make annual payments to the government entities in exchange for the release of all litigation claims. A number of the states have sold bonds that are backed by those future payments. The Fund may invest in two types of those bonds: (i) bonds that make payments only from a state’s interest in the MSA and (ii) bonds that make payments from both the MSA revenue and from an “appropriation pledge” by the state. An “appropriation pledge” requires the state to pass a specific periodic appropriation to make the payments and is generally not an unconditional guarantee of payment by a state. The settlement payments are based on factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Payments could be reduced if consumption decreases, if market share is lost to non-MSA manufacturers, or if there is a negative outcome in litigation regarding the MSA.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for Institutional Class shares. Both Institutional Class and Class A shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses. The Fund’s sales load is not reflected in the bar chart, if it were, returns would be less than those shown. The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance and an index of funds with similar investment objectives. Unless otherwise stated, all index since inception returns reflect the inception date of the Institutional Class. The Adviser may voluntarily waive a portion of its fees from time to time. Investment performance reflects the waiver of certain fees. Without the voluntary waiver of fees, the Fund’s total return would have been lower. These voluntary waivers may be discontinued at any time. Past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on the Fund’s website at www.alpinefunds.com or by calling 1-888-785-5578.

Alpine High Yield Managed Duration Municipal Fund

Total Returns as of 12/31 Each Year

Institutional Class

Best and Worst Quarter Results

During the periods shown in the Chart for the Fund

Best Quarter		Worst Quarter
2.45%	6/30/2014	(2.16)%	12/31/2016

Average Annual Total Returns (For the periods ending December 31, 2017)	1 Year	Since Inception (5/31/2013)
Alpine High Yield Managed Duration Municipal Fund - Institutional Class Return Before Taxes	4.43%	3.80%
Return After Taxes on Distributions	4.42%	3.77%
Return After Taxes on Distributions and Sale of Fund Shares	3.86%	3.66%
Alpine High Yield Managed Duration Municipal Fund – Class A Return Before Taxes	1.56%	2.97%
S&P Municipal Bond Short Intermediate Index (reflects no deduction for fees, expenses or taxes)	2.40%	1.64%
Bloomberg Barclays Municipal Bond: High Yield (Non-Investment Grade) Index (reflects no deduction for fees, expenses or taxes)	9.69%	4.04%
Lipper High Yield Municipal Debt Funds Average (reflects no deduction for fees, expenses or taxes)	7.80%	4.12%

The after-tax returns are shown only for Institutional Class shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for Class A shares will vary from returns shown for Institutional Class shares.

Management

Investment Adviser

Alpine Woods Capital Investors, LLC (the “Adviser”) serves as the Fund’s investment adviser.

Portfolio Managers

Mr. Mark Taylor, Portfolio Manager and Head of Municipal Research of the Adviser, and Mr. Jonathan Mondillo, Portfolio Manager and Head of Fixed Income Trading of the Adviser, are the co-portfolio managers primarily responsible for the investment decisions of the Fund and have managed the Fund since its inception.

Purchase and Sale of Fund Shares

Class A

You may purchase or redeem Fund shares on any day the NYSE is open by contacting your financial intermediary. The minimum initial amount of investment in the Fund is $2,500. There is no minimum for subsequent investments.

Institutional Class

You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Alpine Funds, c/o DST Asset Manager Solutions, Inc., PO Box 8061, Boston, MA 02266), by wire transfer, by telephone at 1-888-785-5578, or through a financial intermediary. The minimum initial amount of investment in the Fund is $250,000. There is no minimum for subsequent investments if payment is mailed by check, otherwise the minimum is $100.

Tax Information

The Fund intends to distribute income that is exempt from regular federal income tax. Portions of the Fund’s distributions may be subject to such tax and/or to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

More on the Funds' Investment Strategies, Investments and Risks

This section provides additional information regarding the securities in which the Funds invest, the investment techniques each uses and the risks associated with each Fund’s investment program. A further discussion of the Funds’ investment policies and restrictions, and additional information about the Funds’ investments, is contained in the Funds’ Statement of Additional Information (the “SAI”).

Other Investments and Strategies

Alpine Ultra Short Municipal Income Fund

•	Debt Obligations. The Fund may invest in debt obligations of municipal issuers and of the U.S. government, its agencies or instrumentalities and corporate issuers. It may also invest in money market instruments, which are high quality short-term debt obligations. The securities in which the Fund may invest may pay fixed, variable or floating rates of interest, and may include zero coupon obligations which do not pay interest until maturity.

•	Investment Grade Obligations. The obligations in which the Fund invests must, at the time of investment, be rated as investment grade (BBB or better) by S&P or (Baa or better) by Moody’s, or the equivalent by another NRSRO, or if unrated, be determined by the Adviser to be of comparable quality. When the Adviser determines that an obligation is in a specific category, the Adviser may use the highest rating assigned to the obligation by any NRSRO. In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers. If an obligation’s credit rating is downgraded after the Fund’s investment, the Adviser monitors the situation to decide if the Fund needs to take any action such as selling the obligation.

•	Repurchase Agreements. The Fund may enter into repurchase agreements. A repurchase agreement is an agreement by which the Fund purchases a security (usually U.S. government securities) for cash and obtains a simultaneous commitment from the seller (usually a bank or dealer) to repurchase the security at an agreed upon price and specified future date. The repurchase price reflects an agreed upon interest rate for the time period of the agreement. The Fund’s risk is the inability of the seller to pay the agreed upon price on the delivery date. However this risk is tempered by the ability of the Fund to sell the security in the open market in the case of a default. In such a case, the Fund may incur costs in disposing of the security which would increase the Fund’s expenses. The Adviser monitors the creditworthiness of the firms with which the Fund enters into repurchase agreements.

•	Temporary Defensive Positions. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in high quality, debt securities, including money market instruments, or it may hold cash. The Fund will not be pursuing its investment objective in these circumstances.

•	Borrowing. The Fund may borrow money from banks and enter into reverse repurchase agreements for temporary, extraordinary or emergency purposes (but not for investment), including to make payments to pay redemptions, subject to the overall limitation that total borrowings by the Fund (including borrowing through reverse repurchase agreements) may not exceed 33 1/3% of the value of the Fund’s total assets (measured in each case at the time of borrowing).

•	Other Investments. The Fund may use interest rate swaps, futures contracts, and options to help manage duration.

•	The Fund may invest its assets in the securities of other investment companies to the extent permitted by the Investment Company Act of 1940, as amended (“1940 Act”).

The Fund’s policy to invest at least 80% of its net assets in tax-exempt obligations the income from which is exempt from federal income tax other than the AMT is fundamental and may not be changed without shareholder approval. The Fund may change any of its other investment policies (and its investment objective) without shareholder approval. The Fund will not change its investment objective without providing at least 60 days’ prior notice to shareholders.

Alpine High Yield Managed Duration Municipal Fund

The Fund may invest its assets in the securities of other investment companies to the extent permitted by the 1940 Act.

During periods of adverse conditions in the markets for municipal obligations, the Fund may temporarily invest all or a substantial portion of its assets in cash or high quality, short-term taxable debt securities, without limit. The Fund will not be pursuing its investment objective of seeking tax-exempt income in these circumstances.

The Fund may invest in securities and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed (also known as junk bonds). These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity.

From time to time, the Fund may invest 25% or more of its assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one such obligation would also affect the others. Two examples of obligations related in this way are (1) obligations, the interest on which is paid from revenues of similar type projects and (2) obligations whose issuers are located in the same state. Such related sectors may include hospitals, retirement centers, pollution control, single family housing, multiple family housing, industrial development, utilities, education, and general obligation bonds. The Fund also may invest 25% or more of its assets in municipal obligations whose issuers are located in the same state. Such states may include, but are not limited to, California, Pennsylvania, Texas, New York, Florida, and Illinois.

Although the Fund seeks a high level of current income exempt from federal income tax, there is no assurance the Fund will achieve its investment objective. Thus, it is possible to lose money by investing in the Fund. The Fund’s yield will vary as the securities mature and the proceeds are reinvested in securities with different interest rates. An investment in the Fund does not constitute a balanced investment program.

The Fund’s policy to invest at least 80% of its net assets in municipal obligations the income from which is exempt from federal income tax other than the AMT is fundamental and may not be changed without shareholder approval. The Fund may change any of its other investment (and its investment objective) policies without shareholder approval. The Fund will not change its investment objective without providing at least 60 days’ prior notice to shareholders.

Investment Risks

Borrowing and Leverage Risk — When a Fund borrows for leverage, changes in the value of a Fund’s investments will have a larger effect on its share price than if it did not borrow. Borrowing results in interest payments to the lenders and related expenses. The costs of borrowing for investment purposes might reduce a Fund’s return if the yield on the securities purchased is less than the borrowing costs. Borrowing may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in a substantial amount, and possibly all, of a Fund’s assets.

Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. The credit quality and liquidity of a Fund’s investments in municipal obligations and other debt securities may be dependent in part on the credit quality of third parties, such as banks and other financial institutions, which provide credit and liquidity enhancements to a Fund’s investments. Adverse changes in the credit quality of these third parties could cause losses to the Fund and affect its share price.

Cybersecurity Risk — Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Debt Securities Risk — Debt securities, such as bonds, involve credit risk and interest rate risk. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Derivatives Risk — Derivatives involve special risks and costs and may result in losses to the fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves behave in a way not anticipated by the fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase the fund’s volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The other parties to certain derivatives transactions present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity beyond the counterparty to the instrument. Derivatives are generally subject to the risk applicable to the assets, rates, indices, or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators which it relates. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the additional regulations are not yet fully known and may not be for some time. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the Funds. If the proposed rule takes effect, it could limit the ability of a Fund to invest in derivatives.

Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

Distressed Securities Risk (High Yield Municipal Fund) — Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Duration Risk — A Fund’s share price and total return will vary, primarily in response to changes in interest rates. How well a Fund’s performance compares to that of similar fixed income funds will depend on the success of the investment process. Although any rise in interest rates is likely to cause a fall in the prices of debt obligations, the Ultra Short Fund’s comparatively short duration is intended to help keep its share price within a relatively narrow range. A Fund will generally earn less income and, during periods of declining interest rates, may provide lower total returns than funds with longer durations.

Extension Risk — When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to a rise in interest rates alone. This may cause a Fund’s share price to be more volatile.

Fixed Income Securities Risk — The securities markets are volatile and the market prices of a Fund’s securities may decline generally. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.

There is no limitation on the maturities of fixed income securities in which a Fund invests. When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Interest Rate Risk — Interest rate risk is the risk of a change in the price of debt obligations when prevailing interest rates increase or decline. In general, if interest rates rise, the prices of debt obligations fall, and if interest rates fall, the prices of debt obligations rise. Changes in the values of debt obligations usually will not affect the amount of income a Fund receives from them but will affect the value of the Fund’s shares. Interest rate risk is generally greater for debt obligations with longer maturities. Securities having shorter maturities generally involve less risk of fluctuation in value resulting from changes in interest rates, but generally have yields lower than securities having longer maturities. Securities having shorter maturities are subject to reinvestment risk, which is the risk that if interest rates fall a Fund may need to invest the proceeds of redeems securities in securities with lower interest rates.

Issuer Risk — Issuer risk is the possibility that changes in the financial condition of the issuer of an obligation, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the obligation and in some cases a decrease in income. A Fund may experience a substantial or complete loss on an individual security.

Junk Bonds Risk (High Yield Municipal Fund) — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund. The major risks of junk bond investments include:

•	Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

•	Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

•	Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

•	Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

•	Junk bonds are considered speculative and may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.

•	The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Land-Secured or “Dirt” Bonds Risk (High Yield Municipal Fund) — These special assessment or special tax bonds are issued to promote residential, commercial or industrial growth and redevelopment. They are exposed to real estate development-related risks. The bonds could default if the developments failed to progress as anticipated or if taxpayers failed to pay the assessments, fees and taxes specified in the financing plans for a project.

Liquidity Risk — Liquidity risk exists when particular investments are impossible or difficult to sell. Although most of a Fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by a Fund, particularly during periods of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. When a Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if a Fund is forced to sell these investments to meet redemption requests or for other cash needs, a Fund may suffer a loss. A Fund may experience heavy redemptions that could cause a Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Management Risk — The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause a Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk — In the past several years financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to major cybersecurity events; measures to address U.S. federal and state budget deficits; downgrading of U.S. long-term sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors to keep their cash at a bank) to spur economic growth). Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which a Fund invests.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Fund’s investments may be negatively affected.

Medium- and Lower-Grade Municipal Securities Risk — Securities which are in the medium- and lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturity, but they also generally involve more volatility and greater risks, such as greater credit risk, market risk, liquidity risk, management risk, and regulatory risk. Furthermore, many medium- and lower-grade securities are not listed for trading on any national securities exchange and many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations by any NRSRO. As a result, a Fund’s portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by a Fund and may also limit the ability of a Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets.

Mortgage Backed and Asset Backed Securities Risk (High Yield Municipal Fund) — Mortgage backed and asset backed securities are subject to prepayment risk, which is the risk that during periods of falling interest rates, an issuer of mortgages and other securities may be able to repay principal prior to the security’s maturity causing a Fund to have to reinvest the securities with a lower yield, resulting in a decline to a Fund’s income. Mortgage backed and asset backed securities are also subject to extension risk, which is the risk that when interest rates rise, certain of these securities will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to a Fund’s income and potentially in the value of a Fund’s investments. Because of prepayment and extension risk, Mortgage backed and asset backed securities react differently to changes in interest rates than other bonds. Small movements in the interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage backed and asset backed securities.

Municipal Market Volatility and Illiquidity Risk — The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, a Fund may not be able to readily sell bonds at the prices at which they are carried on the Fund’s books. If a Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices.

Municipal Sector Risk — While a Fund does not invest more than 25% of its total assets in a single industry, certain types of municipal securities (such as general obligation, general appropriation, special assessment and special tax bonds) are not considered a part of any “industry” for purposes of this industry concentration policy. Therefore, a Fund may invest more than 25% of its total assets in these types of municipal securities. These types of municipal securities may finance, or pay interest from the revenues of, projects that tend to be impacted in the same way by economic, business or political developments which would increase credit risk. For example, legislation on the financing of a project or a declining economic need for the project would likely affect all similar projects.

Municipal Securities Risk — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

General Obligation Bonds Risks — The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds Risks — Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment.

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.

Tax Risk — Investments in municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after a Fund buys a security, the Internal Revenue Service may determine that a bond issued as tax-exempt should in fact be taxable, and a Fund’s dividends with respect to that bond might be subject to federal income tax. Changes in tax laws or adverse determinations by the Internal Revenue Service may make the income from some municipal obligations taxable. Municipal obligations that are backed by the issuer’s taxing authority, known as general obligation bonds, may partially depend for payment on legislative appropriation and/or aid from other governments. These municipal obligations may be vulnerable to legal limits on a government’s power to raise revenue or increase taxes. Other municipal obligations, known as special revenue obligations, are payable from revenues earned by a particular project or other revenue source. These obligations are subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or private company, rather than to the credit of the state or local government issuer of the obligations. .

Operational Risk – Your ability to transact with a Fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. Although a Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A Fund and its shareholders could be negatively impacted as a result.

Other Investment Company Risk — A Fund may invest in the securities of other investment companies, which may include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the 1940 Act that apply to those types of investments. The market value of the shares of other investment companies may differ from the net asset value of a Fund. The shares of closed-end investment companies frequently trade at a discount to their net asset value. As a shareholder in an investment company, a Fund would bear their pro rata portion of that entity’s expenses, including its investment advisory and administration fees. At the same time, a Fund would continue to pay their own management fee and other expenses. As a result, a Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

Portfolio Turnover Risk (Ultra Short Fund) — A Fund may engage in short-term trading strategies and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of a Fund. A high portfolio turnover rate will result in greater brokerage and transaction costs. It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.

Prepayment or Call Risk — Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if a Fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, a Fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if a Fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Fund may lose the amount of the premium paid in the event of prepayment.

Puerto Rico and U.S. Territories Risk — Because a Fund may invest in the municipal securities of U.S. territories, including Puerto Rican municipal securities, events in Puerto Rico are likely to affect a Fund’s investments and its performance. These events may include economic or political policy changes, tax base erosion, territory constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to Puerto Rico’s municipal issuers. As with Puerto Rican municipal securities, events in any of the other territories where a Fund is invested may affect a Fund’s investments and its performance.

Certain municipal issuers in Puerto Rico have recently experienced financial difficulties. In February 2014, S&P, Moody’s and Fitch each downgraded Puerto Rico’s general obligation debt to a rating that is below investment-grade. Additionally, all three ratings agencies maintained a negative outlook on Puerto Rico’s credit rating, which means that additional downgrades of securities issued by Puerto Rico are possible in the future. Downgrades could create additional strain on a commonwealth already facing existing economic stagnation and fiscal imbalances, including budget deficits and pension funding shortages. Puerto Rican financial difficulties could potentially lead to less liquidity for its bonds, wider spreads, and greater risk of default for Puerto Rican municipal securities, and consequently may affect a Fund’s investments and its performance.

Redemption Risk — A Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that a Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in a Fund could hurt performance and/or cause the remaining shareholders in a Fund to lose money. If one decision maker has control of Fund shares owned by separate fund shareholders, including clients or affiliates of the Adviser, redemptions by these shareholders may further increase a Fund’s redemption risk. If a Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.

Restricted and Illiquid Securities Risk — The Adviser determines an investment’s credit quality rating at the time of investment by conducting credit research and analysis and by relying on ratings and reports issued by NRSROs. If an investment is not rated, the Adviser relies on its credit research and analysis to rate the investment. A Fund may invest in illiquid securities. Illiquid securities include securities that have legal or contractual restrictions on resale, securities that are not readily marketable, and repurchase agreements maturing in more than seven days. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired or at prices approximating the value at which a Fund is carrying the securities. The Funds each may hold up to 15% of the value of its net assets, in illiquid securities.

A Fund may invest in restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “1933 Act”). Generally, Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resale by large institutional investors of securities that are not publicly traded. The Adviser determines the liquidity of the Rule 144A securities according to guidelines adopted by the Board of Trustees. The Board of Trustees monitors the application of those guidelines and procedures. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to a Fund’s limitation on the amount of illiquid securities it may purchase.

Special Risks — Changes in tax laws or adverse determinations by the Internal Revenue Service may make the income from some municipal obligations taxable. Municipal obligations that are backed by the issuer’s taxing authority, known as general obligation bonds, may partially depend for payment on legislative appropriation and/or aid from other governments. These municipal obligations may be vulnerable to legal limits on a government’s power to raise revenue or increase taxes. Other municipal obligations, known as special revenue obligations, are payable from revenues earned by a particular project or other revenue source. These obligations are subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or private company, rather than to the credit of the state or local government issuer of the obligations.

Tobacco Related Bonds Risk (High Yield Municipal Fund) — In 1998, the largest U.S. tobacco manufacturers reached an out of court agreement, known as the Master Settlement Agreement (the “MSA”), to settle claims against them by 46 states and six other U.S. jurisdictions. The tobacco manufacturers agreed to make annual payments to the government entities in exchange for the release of all litigation claims. A number of the states have sold bonds that are backed by those future payments. The Fund may invest in two types of those bonds: (i) bonds that make payments only from a state’s interest in the MSA and (ii) bonds that make payments from both the MSA revenue and from an “appropriation pledge” by the state. An “appropriation pledge” requires the state to pass a specific periodic appropriation to make the payments and is generally not an unconditional guarantee of payment by a state.

The settlement payments are based on factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Payments could be reduced if consumption decreases, if market share is lost to non-MSA manufacturers, or if there is a negative outcome in litigation regarding the MSA.

Tender Option Bonds Risk — Tender option bonds are synthetic floating-rate or variable-rate securities issued when long-term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the Funds, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. The sponsor of a highly leveraged tender option bond trust generally will retain a liquidity provider to purchase the short-term floating-rate interests at their original purchase price upon the occurrence of certain specified events. However, the liquidity provider may not be required to purchase the floating-rate interests upon the occurrence of certain other events, for example, the downgrading of the municipal bonds owned by the tender option bond trust below investment grade. The general effect of these provisions is to pass to the holders of the floating rate interests the most severe credit risks associated with the municipal bonds owned by the tender option bond trust and to leave with the liquidity provider the interest rate risk (subject to a cap) and certain other risks associated with the municipal bonds. Tender option bonds may be considered derivatives, and may expose the Funds to the same risks as investments in derivatives, as well as risks associated with leverage, especially the risk of increased volatility. To the extent the Funds invest in tender option bonds, it is also exposed to credit risk associated with the liquidity provider retained by the sponsor of a tender bond option trust.

Valuation Risk — The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Variable Rate Demand Obligations Risks — Variable rate demand obligations (“VRDOs”) are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money. In addition, the interest rates on variable rate demand obligations are short-term and may, for example, be reset daily, weekly or monthly. During periods of declining interest rates, the Fund’s yield on a VRDO will decrease and its shareholders will forego the opportunity for capital appreciation. During periods of rising interest rates, however, the Fund’s yield on a VRDO will increase and the Fund’s shareholders will have a reduced risk of capital depreciation. Particular VRDOs may not have an active secondary market. As a result, the Fund could suffer a loss on these instruments during periods when the Fund is not entitled to exercise its demand rights or if the issuer and/or remarketing agent defaults on its payment obligation. In addition, VRDOs are generally supported by either a letter of credit or a stand-by bond purchase agreement to provide credit enhancement. A decline in the credit quality of the issuer of the credit enhancement may in turn cause a decrease in value of the VRDO supported by the credit enhancement.

When-Issued and Delayed Delivery Transactions Risk — A Fund may enter into transactions to purchase a security on a when-issued or delayed delivery basis in which it commits to buy a security, but does not pay for or take delivery of the security until some specified date in the future. The value of these securities is subject to market fluctuation during this period and no income accrues to the Fund until settlement. At the time of settlement, the value of a security may be less than its purchase price. When entering into these transactions, a Fund relies on the other party to consummate the transactions; if the other party fails to do so, the Fund may be disadvantaged. A Fund does not intend to purchase securities on a when-issued or delayed delivery basis for speculative purposes, but only in furtherance of its investment objectives.

Yield Risk — The amount of income received by the Fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the Fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the Fund’s yield may not increase proportionately. For example, the Adviser may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed.

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ SAI.

The Funds post their complete portfolio holdings at www.alpinefunds.com on a quarterly basis. The Funds intend to post their complete portfolio holdings 45 calendar days following the quarter-end. The Funds intend to make their top ten holdings available at www.alpinefunds.com on a monthly basis. The Funds intend to post this information 10 days following each month-end. Such information will remain available until the next month’s or quarter’s holdings are posted.

Management of the Funds

The management of the Funds is supervised by the Board of Trustees (the “Board” or the “Trustees”) of Alpine Income Trust (the “Trust”). Alpine Woods Capital Investors, LLC, located at 2500 Westchester Avenue, Suite 215, Purchase, New York, 10577-2540, serves as the investment adviser of each Fund (the “Adviser”).

Investment Adviser

The Adviser is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a privately owned investment management firm that manages a family of open-end mutual funds (the “Alpine Funds”), three closed-end funds, three unregistered funds and offers individualized services for institutional clients. The Adviser began conducting business in March 1998 and together with its affiliated entities, had approximately $4.3 billion in assets under management as of December 31, 2017. The Adviser is a Delaware limited liability company organized on December 3, 1997. All membership interests in the Adviser are owned by Alpine Woods, L.P. Mr. Samuel A. Lieber has a majority interest in this partnership and is the controlling person of its general partner. He co-founded the Adviser in 1998 with his father, Stephen A. Lieber.

Under the general supervision of the Board of Trustees, the Adviser carries out the investment and reinvestment of the managed assets of the Funds, furnishes continuously an investment program with respect to the Funds, determines which securities should be purchased, sold or exchanged, and implements such determinations. The Adviser provides investment advice to the Funds and furnishes office facilities, equipment and personnel for servicing the investments of the Funds. The Adviser compensates all Trustees and officers of the Funds who are members of the Adviser’s organization and who render investment services to the Funds, and also compensates all other Adviser personnel who provide research and investment services to the Funds.

In return for these services, facilities and payments, the Ultra Short Fund has agreed to pay the Adviser as compensation under the investment advisory agreement a monthly fee computed at the annual rate of 0.50% of the average daily net assets of the Fund on the first $2.5 billion in assets and 0.45% of the average daily net assets of the Fund in excess of $2.5 billion. In return for these services, facilities and payments, the High Yield Municipal Fund has agreed to pay the Adviser as compensation under the investment advisory agreement a monthly fee computed at the annual rate of 0.65% of the average daily net assets of the Fund on the first $250 million in assets and 0.60% of the average daily net assets of the Fund in excess of $250 million.

For the fiscal year ended October 31, 2017, the Adviser received from the Ultra Short Fund and High Yield Municipal Fund, gross advisory fees of 0.50% and 0.65%, respectively, of the average daily net assets of the Funds. Net of waivers, the Adviser received 0.28% and 0.46%, respectively.

The Adviser has agreed contractually to waive and/or reimburse expenses of the Ultra Short Fund so that total annual fund operating expenses (including 12b-1 fees, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed annually 0.70% of the average net assets of the Class A shares and 0.45% of the average net assets of the Institutional Class shares. The Adviser has agreed contractually to waive and/or reimburse expenses of the High Yield Municipal Fund so that total annual fund operating expenses (including 12b-1 fees, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed annually 0.90% of the average net assets of the Class A shares and 0.65% of the average net assets of the Institutional Class shares. These arrangements cannot be terminated prior to February 28, 2019 without the Board of Trustees’ consent. The Adviser may recapture amounts waived and/or reimbursed to a class if such recapture occurs within three years of the waiver and/or reimbursement and does not cause the total annual fund operating expenses of a Fund for any year to exceed the limits described above.

With respect to the Ultra Short Fund, in addition to the contractual fee waiver described above, the Adviser voluntarily waived a portion of its fees to ensure that the operating expenses of the Ultra Short Fund did not exceed 0.70% for the Class A shares and 0.45% for the Institutional Class shares. These voluntary waivers were discontinued on April 6, 2017.

With respect to each Fund, the Adviser has agreed to contractually and voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses to the amounts noted in the table below.

	Caps on Total Annual Fund Operating Expenses* (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses)		Total Annual Fund Operating Expenses* after giving effect to all applicable expense limitation provisions (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary
	Contractual Caps[1]	Voluntary Caps[2]	expenses)
Ultra Short Fund
Class A	0.70%	0.67%	0.69%
Institutional	0.45%	0.42%	0.44%
High Yield Municipal Fund
Class A	0.90%	-	0.90%
Institutional	0.65%	-	0.65%

*	As a percentage of average daily net assets.

[1]	The contractual caps are in effect until February 28, 2019.

[2]	Voluntary waivers were discontinued on April 6, 2017.

A discussion regarding the basis for the Board of Trustee's approval of the Funds’ investment advisory agreement between the Adviser and the Trust, on behalf of each of the Funds, is available in the Semi-Annual Report to shareholders for the period ending April 30, 2017.

Securities considered as investments for a Fund may also be appropriate for other investment accounts managed by the Adviser or its affiliates. If transactions on behalf of more than one fund during the same period increase the demand for securities purchased or the supply of securities sold, there may be an adverse effect on price or quantity. In addition, under its arrangements with the three unregistered funds that it manages, the General Partner of the unregistered funds, which is an affiliate of the Adviser, is entitled to receive an incentive allocation to the extent that returns for any of those funds exceed a threshold return. This may create an incentive for the Adviser to allocate attractive investment opportunities to such funds. Whenever decisions are made to buy or sell securities by a Fund and one or more of such other accounts simultaneously, the Adviser will allocate the security transactions (including “hot” issues) in a manner which it believes to be fair and equitable under the circumstances. The SAI provides additional information regarding such allocation policies.

Portfolio Managers

Ultra Short Fund

Mr. Jonathan Mondillo, Portfolio Manager and Head of Fixed Income Trading for the Adviser, and Mr. Mark Taylor, Portfolio Manager and Head of Municipal Research of the Adviser, are the co-portfolio managers primarily responsible for the investment decisions of the Fund and have managed the Fund since February 2015 and February 2016, respectively.

High Yield Municipal Fund

Mr. Mark Taylor, Portfolio Manager and Head of Municipal Research of the Adviser, and Mr. Jonathan Mondillo, Portfolio Manager and Head of Fixed Income Trading of the Adviser, are the co-portfolio managers primarily responsible for the investment decisions of the Fund and have managed the Fund since its inception.

Mr. Taylor joined the Adviser in 2012 and previously worked at Barclays Capital as a Vice President in the Global Financial Risk Management group. Mr. Taylor has a Bachelor’s degree from Northeastern University. Mr. Mondillo has been with the Adviser since 2008 and prior to that worked as an analyst within Fidelity Capital Markets’ Fixed Income Trading Group. Mr. Mondillo has a Bachelor’s degree from Bentley University.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

Additional Information

The Funds enter into contractual arrangements with various parties, including, among others, the Adviser, who provides services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements.

This Prospectus and the SAI provide information concerning the Funds that you should consider in determining whether to purchase shares of a Fund. A Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

How the Funds Value Their Shares

The price of each Fund’s shares is based on the Fund’s net asset value (“NAV”), which is calculated as of the close of trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern time or the time trading closes on the NYSE, whichever is earlier) every day the exchange is open. In addition to Saturday and Sunday, the NYSE is closed on the days that the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. You may buy, exchange or redeem shares at their NAV next determined after receipt of your request in good order, adjusted for any applicable sales charge. Because of the differences in distribution fees and class-specific expenses, the per share NAV of each class will differ. The NAV of shares of each Fund is calculated by dividing the value of the Fund’s net assets by the number of the Fund’s outstanding shares. The NAV takes into account the fees and expenses of the Fund, including management, administration and other fees, which are accrued daily. Customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee. All requests received in good order before 4:00 p.m. Eastern Time or the closing of the NYSE, whichever occurs earlier (the “cut off time”), will be executed at the NAV computed on that same day. Requests received after the cut off time (except for requests made on behalf of certain eligible retirement accounts and other omnibus accounts (such as 401(k), 403(b), 457, Keogh, Profit Sharing Plans, Money Purchase Pensions Plans, accounts held under trust agreements at a trust institution, accounts held at a brokerage, or “Fund Supermarkets”) will receive the next business day’s NAV.

In computing the Funds’ NAV, portfolio securities held by the Funds are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available or securities are not valued by a third party pricing service, securities are valued at fair value in accordance with fair value procedure adopted by the Board. A Fund will use an independent party pricing service or, if unavailable, fair value pricing where: (i) a security is illiquid (restricted securities and repurchase agreements maturing in more than seven days); (ii) the market or exchange for a security is closed on an ordinary trading day and no other market prices are available; (iii) the security is so thinly traded that there have been no transactions in the security over an extended period; or (iv) the validity of a market quotation received is questionable. In addition, fair value pricing will be used if emergency or unusual situations have occurred, such as when trading of a security on an exchange is suspended; or when an event occurs after the close of the exchange on which the security is principally traded that is likely to have changed the value of the security before the NAV is calculated (applicable to foreign securities). The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Fair Value Pricing

The trading hours for most foreign securities end prior to the close of the NYSE, the time each Fund’s NAV is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Funds may value foreign securities at fair value, taking into account such events, when they calculate their net asset values. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees.

The Board of Trustees adopted procedures which utilize fair value procedures when any assets for which reliable market quotations are not readily available or for which the Funds’ pricing service does not provide a valuation or provides a valuation that in the judgment of the Adviser does not represent fair value. The Funds may also fair value a security if the Funds or the Adviser believes that the market price is stale. Other types of securities that the Funds may hold for which fair value pricing might be required include illiquid securities including restricted securities and private placements for which there is no public market. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

Anti-Money Laundering

In compliance with the USA PATRIOT Act of 2001, please note that the Funds’ transfer agent (the “Transfer Agent”) will verify certain information on your application as part of the Funds’ Anti-Money Laundering Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 1-888-785-5578 if you need additional assistance when completing your application.

If the Transfer Agent does not have a reasonable belief of the identity of an investor, the account will be rejected or the investor will not be allowed to perform a transaction on the account until clarifying information/documentation is received. The Funds also reserve the right to close the account within five business days if clarifying information/documentation is not received. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

How to Buy Shares – Class A (Ultra Short Fund)

You may purchase shares of the Ultra Short Fund through your financial intermediary on any day the NYSE is open. The minimum initial investment in a Fund’s Class A shares is $2,500. The minimum may be waived in certain situations. There is no minimum investment requirement for subsequent investments. The offering price of each share will be the next determined NAV plus the 0.50% sales charge. The 0.50% sales charge will be waived in certain situations. A detailed description of the situations in which the sales charge will be waived is set forth in the section titled, “Sales Charge.” You must have an arrangement with your financial intermediary to buy additional shares.

Certain intermediaries, including broker-dealers have been designated as agents authorized to accept purchase, redemption and exchange orders for Fund shares. Such brokers are authorized to designate other intermediates to receive purchase and redemption orders on each Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s designee receives the order. These intermediaries are required by contract and applicable law to ensure that orders are executed at the appropriate price after the intermediary receives the request in good form. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

How to Buy Shares – Institutional Class (Ultra Short Fund)

You may purchase shares of the Ultra Short Fund on any day the NYSE is open. The minimum initial investment for the Institutional Class in the Fund is $250,000. The minimum may be waived in certain situations as described below. There is no minimum investment requirement for subsequent investments if mailed by check. Telephone and Internet subsequent purchases are subject to a minimum of $100. Shares will be issued at the NAV per share next computed after the receipt of your purchase request in good order by the Transfer Agent or your financial intermediary, together with payment in the amount of the purchase. No sales charge is imposed on purchases or on the reinvestment of dividends. Stock certificates will not be issued. Instead, your ownership of shares will be reflected in your account records with the Fund. All requests received in good order before 4:00 p.m. Eastern Time, or the closing of the NYSE, whichever is earlier, will be processed on that same day. Requests received after 4:00 p.m. will receive the next business day’s NAV.

Minimum initial purchase amounts for the Institutional Class are waived for the following:

•	Any shareholder as of the close of business January 3, 2012

•	Employees of the Adviser or its affiliates and their immediate family

•	Current and former Trustees of funds advised by the Adviser

•	The Adviser or its affiliates

•	Investors in employee retirement, stock, bonus, pension or profit sharing plans

•	Investment advisory clients of the Adviser or its affiliates

•	Investment advisers registered with the SEC (“Registered Investment Advisers”)

•	Broker/Dealers and Registered Investment Advisers with clients participating in comprehensive fee programs

•	Any corporation, partnership, association, joint-stock company, trust, fund or any organized group of persons whether incorporated or not that has a formal or informal consulting or advisory relationship with the Adviser or a third party through which the investment is made

These waivers may be discontinued at any time without notice.

How to Buy Shares — Class A (High Yield Municipal Fund)

You may purchase shares of the Fund through your financial intermediary on any day the NYSE is open. The minimum initial investment in the Fund’s Class A shares is $2,500. The minimum may be waived in certain situations. There is no minimum investment requirement for subsequent investments. The offering price of each share will be the next determined NAV plus the 2.50% sales charge. The 2.50% sales charge will be waived in certain situations. A detailed description of the situations in which the sales charge will be waived is set forth in the section titled, “Sales Charge.” You must have an arrangement with your financial intermediary to buy additional shares.

Certain intermediaries, including broker-dealers have been designated as agents authorized to accept purchase, redemption and exchange orders for Fund shares. Such brokers are authorized to designate other intermediates to receive purchase and redemption orders on each Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s designee receives the order. These intermediaries are required by contract and applicable law to ensure that orders are executed at the appropriate price after the intermediary receives the request in good form. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

How to Buy Shares — Institutional Class (High Yield Municipal Fund)

You may purchase shares of the Fund on any day the NYSE is open. The minimum initial investment for the Institutional Class in the Fund is $250,000. The minimum may be waived in certain situations as described below. There is no minimum investment requirement for subsequent investments if mailed by check. Telephone and Internet subsequent purchases are subject to a minimum of $100. Shares will be issued at the NAV per share next computed after the receipt of your purchase request in good order by the Transfer Agent or your financial intermediary, together with payment in the amount of the purchase. No sales charge is imposed on purchases or on the reinvestment of dividends. Stock certificates will not be issued. Instead, your ownership of shares will be reflected in your account records with the Fund. All requests received in good order before 4:00 p.m. Eastern Time, or the closing of the NYSE, whichever is earlier, will be processed on that same day. Requests received after 4:00 p.m. will receive the next business day’s NAV.

Minimum initial purchase amounts for the Institutional Class are waived for the following:

•	Employees of the Adviser or its affiliates and their immediate family

•	Current and former Trustees of funds advised by the Adviser

•	The Adviser or its affiliates

•	Investors in employee retirement, stock, bonus, pension or profit sharing plans

•	Investment advisory clients of the Adviser or its affiliates

•	Registered Investment Advisers

•	Broker/Dealers and Registered Investment Advisers with clients participating in comprehensive fee programs

•	Any corporation, partnership, association, joint-stock company, trust, fund or any organized group of persons whether incorporated or not that has a formal or informal consulting or advisory relationship with the Adviser or a third party through which the investment is made

These waivers may be discontinued at any time without notice.

Purchases by Mail – Institutional Class

To make an initial purchase by mail:

•	Complete the application.

•	Mail the application, together with a check made payable to the Alpine Funds to:

By Mail:	By Overnight Delivery or Express Mail:

Alpine Funds	Alpine Funds
c/o DST Asset Manager Solutions, Inc.	c/o DST Asset Manager Solutions, Inc.
PO Box 8061	30 Dan Road
Boston, MA 02266-8061	Canton, MA 02021-2809

•	Payment should be made by check in U.S. dollars drawn on a U.S. bank, savings and loan association, or credit union. The Funds do not accept payment in cash or money orders. The Funds also do not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares. The Funds are unable to accept post-dated checks, post-dated on-line bill pay checks, or any conditional order or payment.

•	Subsequent investments may be made in the same manner, but you need not include an application. When making a subsequent investment, use the return remittance portion of your statement, or indicate on the face of your check, the name of the Fund in which the investment is to be made, the exact title of the account, your address, and your Fund account number.

Purchases by Internet –Institutional Class

To open an account via the Internet with no forms to print or mail, go to www.alpinefunds.com.

Payment for shares purchased through the Funds’ website may be made only through an Automatic Clearing House (“ACH”) debit of your bank account of record. Redemptions will be paid by check, wire or ACH transfer only to the address or bank account of record. Only bank accounts held at U.S. financial institutions that are ACH members can be used for transactions through the Funds’ website. Transactions initiated through the website are subject to the same purchase and redemption minimums and maximums as other transaction methods. Minimum subsequent purchases through the website must be in amounts of $100 or more.

You should be aware that there may be delays, malfunctions or other inconveniences associated with the Internet. There also may be times when the website is unavailable for Fund transactions or other purposes. Should this happen, you should consider performing transactions by another method.

The Funds employ procedures to confirm that transactions entered through the Internet are genuine. These procedures include passwords, encryption and other precautions reasonably designed to protect the integrity, confidentiality and security of shareholder information. In order to conduct transactions on the website, you will need your account number, Social Security number, username and password. The Funds and their service providers will not be liable for any loss, liability, cost or expense for following instructions communicated through the Funds’ website, including fraudulent or unauthorized instructions.

Purchases by Wire –Institutional Class

If you are making your first investment in the Funds, before you wire funds:

•	The Transfer Agent must have a completed application. You can mail or overnight deliver your application to the Transfer Agent at the address above.

•	Upon receipt of your completed application, the Transfer Agent will establish an account for you.

•	The account number assigned will be required as part of the instruction that should be given to your bank to send the wire. Your bank must include the name of the Fund you are purchasing, your name and account number so that monies can be correctly applied. Your bank should transmit funds by wire to:

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

ABA No. 011000028

Credit:

DST Asset Manager Solutions, Inc.

Account No. 9905-837-2

Further Credit:

(name of Alpine Fund to be purchased)

(shareholder registration)

(shareholder account number)

Wired funds must be received prior to 4:00 p.m. Eastern Time or the closing of the NYSE, whichever is earlier, to be eligible for same day pricing. The Fund and State Street Bank and Trust Company are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

For Subsequent Investments – By Wire – Institutional Class

•	Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Purchases by Telephone – Institutional Class

To make additional investments by telephone, you must check the appropriate box on your application authorizing telephone purchases. If elected on your account application and your account has been open for at least 15 days, you may purchase shares in amounts of $100 or more by calling 1-888-785-5578. Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions. Your shares will be purchased at the NAV calculated on the day of your purchase order. For security reasons, requests by telephone will be recorded.

Additional Information

If your purchase transaction is canceled due to nonpayment or because your check does not clear, you will be responsible for any loss a Fund or the Adviser incurs and you will be subject to a returned check fee of $25. If you are an existing shareholder of any of the Alpine Funds, a Fund may redeem shares from your account in any of the Alpine Funds to reimburse the Fund or the Adviser for the loss. In addition, you may be prohibited or restricted from making further purchases of shares.

Shares may also be purchased through certain brokers or other financial intermediaries, which may impose transaction fees and other charges. These fees and charges are not imposed by the Funds.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waiting times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.

Shares of the Funds have not been registered for sale outside of the United States. The Alpine Funds generally do not sell shares to investors residing outside the United States, even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

Under certain circumstances, if no activity occurs within a time period specified by state law, your shares in a Fund may be transferred to that state.

Earning Dividends

Shares of the Funds are entitled to receive dividends declared starting on the next business day after your purchase is received in good order.

“Good order” purchase requests means that your purchase request includes:

•	the name of the Fund
•	the dollar amount of shares to be purchased
•	accurately completed application or investment stub
•	check payable to “Alpine Funds”

Exchange Privilege

You may exchange some or all of your shares of a Fund for shares of the same class of one of the other Alpine Funds. You may do this through your financial intermediary, or by telephone, mail or via the Internet as described below. An exchange involves the redemption of shares of one Fund and the purchase of shares of another Alpine Fund. Once an exchange request has been placed by telephone, mail, or Internet, it is irrevocable and may not be modified or canceled. Exchanges are made on the basis of the relative net asset values of the shares being exchanged next determined after an exchange request is received. An exchange which represents an initial investment in a fund is subject to the minimum investment requirements of that fund. In addition, brokers and other financial intermediaries may charge a fee for processing exchange requests. Exchanges are not subject to redemption fees, except in the case when you are exchanging from a fund with a redemption fee to a fund that does not currently charge a redemption fee. If you exchange from a fund without a redemption fee into a fund with a redemption fee, the fee liability begins on the trade date of the exchange and not the original share purchase date.

The Alpine Funds each have different investment objectives and policies. You should review the objective and policies of the fund whose shares will be acquired in an exchange before placing an exchange request. An exchange is a taxable transaction for Federal income tax purposes. The exchange privilege may be modified or discontinued at any time by the Alpine Funds upon sixty days’ notice.

Voluntary Conversion. Shareholders of the Ultra Short Fund and High Yield Municipal Fund may be able to convert Class A shares to Institutional Class shares of the Ultra Short Fund and High Yield Municipal Fund, respectively, which have a lower expense ratio, provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. Such a conversion in these particular circumstances does not cause the shareholder to realize taxable gain or loss. Please contact your tax adviser for additional information. Not all share classes are available through all financial intermediaries.

Exchanges by Telephone – Institutional Class

To exchange shares by telephone:

•	Call 1-888-785-5578 or your broker or financial intermediary.

•	Shares exchanged by telephone must have a value of $1,000 or more.

•	Exchange requests received after market close (generally, 4:00 p.m. Eastern Time) will be processed using the NAV determined on the next business day.

•	During periods of unusual economic or market conditions, you may experience difficulty in effecting a telephone exchange. You should follow the procedures for exchanges by mail if you are unable to reach the Funds by telephone, but send your request by overnight courier to: Alpine Funds, c/o DST Asset Manager Solutions, Inc., 30 Dan Road, Canton, MA 02021.

To exchange shares by telephone, you must indicate this on your application. To authorize telephone exchanges after establishing your Fund account, send a signed written request to the Alpine Funds, c/o DST Asset Manager Solutions, Inc., PO Box 8061, Boston, MA 02266.

Reasonable procedures are used to verify that telephone exchange instructions are genuine. If these procedures are followed, the Funds and their agents will not be liable for any losses due to unauthorized or fraudulent instructions. A telephone exchange may be refused by a Fund if it is believed advisable to do so. Procedures for exchanging shares by telephone may be modified or terminated at any time.

Exchanges by Mail – Institutional Class

To exchange shares by mail:

•	Send a written request using the procedures for written redemption requests (however, no medallion signature guarantee is required).

•	For further information, call 1-888-785-5578 or your broker or financial intermediary.

Exchanges by Internet – Institutional Class

To exchange shares via the Internet:

•	During periods of unusual economic or market conditions, you may experience difficulty in effecting an internet exchange.

•	Exchange requests received after market close (generally, 4:00 p.m. Eastern Time) will be processed using the NAV determined on the next business day.

•	For further information, call 1-888-785-5578 or visit the Funds’ website at www.alpinefunds.com.

How to Redeem Shares

Class A

You may redeem shares of the Fund through your financial intermediary on any day the NYSE is open. The price you will receive is the NAV per share next computed after your redemption request is received in proper form. Redemption requests received after market close (generally, 4:00 p.m. Eastern Time) will be processed using the NAV per share determined on the next business day. Brokers and other financial intermediaries may charge a fee for handling redemption requests. The minimum account size for all Funds is currently $1,000.

Institutional Class

You may redeem shares of each Fund on any day the NYSE is open, either directly or through your financial intermediary. The price you will receive is the NAV per share next computed after your redemption request is received in proper form. Redemption proceeds generally will be sent to you within seven days. However, if shares have recently been purchased by check, redemption proceeds will not be sent until your check has been collected (which may take up to twelve business days). Once a redemption request has been placed, it is irrevocable and may not be modified or canceled. Redemption requests received after market close (generally, 4:00 p.m. Eastern Time) will be processed using the NAV per share determined on the next business day. Brokers and other financial intermediaries may charge a fee for handling redemption requests.

Redeeming Shares by Mail – Institutional Class

To redeem shares by mail:

•	Send a letter of instruction signed by all registered owners of the account to: Alpine Funds, c/o DST Asset Manager Solutions, Inc., PO Box 8061, Boston, MA 02266.

•	Additional documentation is required for the redemption of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners.

•	Payment for the redeemed shares will be mailed to you by check at the address indicated in your account registration.

•	For further information, call 1-888-785-5578 or your broker or financial intermediary.

Redeeming Shares by Telephone – Institutional Class

To redeem shares by telephone:

•	Call 1-888-785-5578 between the hours of 8:00 a.m. and 6:00 p.m. (Eastern Time) or your broker or financial intermediary on any business day (i.e., any weekday exclusive of days on which the NYSE is closed). The NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

•	Specify the amount of shares you want to redeem (minimum $1,000).

•	Provide the account name, as registered with the Fund, and the account number.

•	Redemption proceeds will be mailed to you by check at the address indicated in your account registration, or wired to an account at a commercial bank that you have previously designated. Once a telephone transaction has been placed, it cannot be canceled or modified. A $15.00 charge is deducted from redemption proceeds if the proceeds are wired. This charge is subject to change without notice. Redemption proceeds may also be sent via electronic funds transfer through the ACH network, to your predetermined bank account. There is no charge for the electronic funds transfer; however, credit may not be available for two to three days.

•	During periods of unusual economic or market conditions, you may experience difficulty effecting a telephone redemption. In that event, you should follow the procedures for redemption by mail and send your written request by overnight courier to: Alpine Funds, c/o DST Asset Manager Solutions, Inc., 30 Dan Road, Canton, MA 02021.

To redeem shares by telephone, you must indicate this on your application and choose how the redemption proceeds are to be paid. To authorize telephone redemption after establishing your account, or to change instructions already given, send a signed written request to the Alpine Funds, c/o DST Asset Manager Solutions, Inc., PO Box 8061, Boston, MA 02266. Signatures may require a guarantee or verification by a bank or trust company (not a notary public), a member firm of a domestic stock exchange or by another financial institution whose guarantees or authentication are acceptable to the Transfer Agent. You should allow approximately ten business days for the form to be processed.

Reasonable procedures are used to verify that telephone redemption requests are genuine. These procedures include requiring some form of personal identification and tape recording of conversations. If these procedures are followed, the Funds and their agents will not be liable for any losses due to unauthorized or fraudulent instructions.

Each Fund reserves the right to refuse a telephone redemption request, if it is believed advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.

Earning Dividends

Shares of the Funds are entitled to receive dividends declared on the day they are redeemed. Any redemption requests received after 12:00 p.m. Eastern Time will receive that day’s dividend.

Redemption Fee

The Funds are designed for long-term investors willing to accept the risks associated with a long-term investment. The Funds are not designed for short-term traders whose frequent purchases and redemptions can generate substantial cash flow. These cash flows can unnecessarily disrupt the Fund’s investment programs. Short-term traders often redeem when the market is most turbulent, thereby forcing the sale of underlying securities held by the Funds at the worst possible time as far as long-term investors are concerned. Short-term trading drives up the Funds’ transaction costs, measured by both commissions and bid/ask spreads, which are borne by the remaining long-term investors. Additionally, redemption of short-term holdings may create missed opportunity costs for the Funds, as the Adviser is unable to take or maintain positions with certain securities employing certain strategies that require a longer period of time to achieve anticipated results.

For these reasons, the Ultra Short Fund assesses a 0.25% fee on the redemption of the Ultra Short Fund’s shares held for less than 30 days and the High Yield Municipal Fund assesses a 0.75% fee on the redemption of the High Yield Municipal Fund’s shares held for less than 60 days. For example, for the Ultra Short Fund, a purchase with a trade date of January 2, 2018 will not be assessed a redemption fee if redeemed on or after February 1, 2018 or the following business day if this date were to fall on a weekend or holiday. For the High Yield Municipal Fund, a purchase with a trade date of January 2, 2018 will not be assessed a redemption fee if redeemed on or after March 3, 2018 or the following business day if this date were to fall on a weekend or holiday. Redemption fees will be paid to the respective Fund to help offset transaction costs. The Funds reserve the right to waive the redemption fee, subject to its sole discretion in instances it deems not to be disadvantageous to the Funds.

The Ultra Short Fund will use the first-in, first-out (“FIFO”) method to determine the 30-day holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than 30 days, the redemption fee will be assessed. The redemption fee will be applied on redemptions of each investment made by a shareholder that does not remain in the Fund for 30 days, not including, the date of purchase.

The High Yield Municipal Fund will use the FIFO method to determine the 60-day holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than 60 days, the redemption fee will be assessed. The redemption fee will be applied on redemptions of each investment made by a shareholder that does not remain in the Fund for 60 days, not including, the date of purchase.

The redemption fee will not apply to any shares purchased through reinvested distributions (dividends and capital gains), or to redemptions made under the Funds’ Systematic Withdrawal Plan, as these transactions are typically de minimis. This fee will also not be assessed on certain exchanges or to the participants in employer-sponsored retirement plans that are held at the Funds in an omnibus account (such as 401(k), 403(b), 457, Keogh, Profit Sharing Plans, and Money Purchase Pension Plans) or to accounts held under trust agreements at a trust institution held at a Fund in an omnibus account. The redemption fee will also not be assessed on exchanges except in instances where you are exchanging shares of a Fund with a redemption fee into a Fund which does not currently have a redemption fee. If you exchange from a Fund without a redemption fee into a Fund with a redemption fee, the fee liability begins on the trade date of the exchange not the original share purchase date. The redemption fee will also not be assessed to accounts of the Adviser or its affiliates used to capitalize the Fund as such accounts will be used specifically to control the volatility of shareholder subscriptions and redemption to avoid adverse effects to the Fund.

A Fund may also waive the redemption fee on redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the financial intermediary charges an asset-based or comprehensive “wrap” fee for its services) in instances where a Fund reasonably believes either that the financial intermediary has internal policies and procedures in place to effectively discourage inappropriate trading activity or that the redemptions were effected for reasons other than the desire to profit from short-term trading in Fund shares.

Additional Redemption Information

A redemption of shares is a taxable transaction for federal income tax purposes. A Fund may pay redemption proceeds by distributing securities held by the Fund, but only in the unlikely event that the Board of Trustees of the Trust determines that payment of the proceeds in cash would adversely affect other shareholders of the Fund. Although the Funds reserve the right to pay the redemption amount in-kind through the distribution of portfolio securities, the Fund are obligated to redeem shares solely in cash, up to the lesser of $250,000 or 1% of a Fund’s total net assets during any ninety-day period for any one shareholder. A Fund may also close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state.

Shareholders who have an individual retirement account (“IRA”) or certain other retirement plans must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

The Funds reserve the right to:

•	suspend redemptions or postpone payment for up to seven days or longer, as permitted by applicable law, under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	close your account in a Fund if as a result of one or more redemptions the account value has remained below $1,000 for thirty days or more. You will receive sixty days’ written notice to increase the account value before the account is closed.

Medallion Signature Guarantees are required:

•	If ownership is changed on your account;

•	When redemption proceeds are payable or sent to any person, address or bank account not on record;

•	When establishing or modifying certain services on an account;

•	If a change of address request was received by the Transfer Agent within the last 15 days; and

•	For all redemptions in excess of $50,000 from any shareholder account

In addition to the situations described above, the Funds and/or the Transfer Agent reserve the right to require a medallion signature guarantee in other cases based on the facts and circumstances relative to the particular situation.

When a Medallion signature guarantee is called for, the shareholder should have a Medallion signature guarantee stamped under his or her signature. You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, national securities exchanges, registered securities associations and clearing agencies (each an “Eligible Guarantor Institution”), but not from a notary public. The Fund and/or the Transfer Agent reserve the right to reject any Medallion signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject Medallion signature guarantees from Eligible Guarantor Institutions. The Fund may change the signature guarantee requirements from time to time without prior notice to shareholders.

Short-Term Trading Practices

The Board of Trustees has determined that the interests of long-term shareholders and a Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as “market timing.” A Fund is not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of the Fund and its shareholders. For example, large flows of cash into and out of a Fund may require the Adviser to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Fund’s investment objective. Frequent trading may cause a Fund to sell securities at less favorable prices, and transaction costs can reduce the Fund’s performance.

A Fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Fund’s portfolio securities and the determination of the Fund’s net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders.

The Funds discourage market timing and seek to prevent frequent purchases and sales or exchanges of Fund shares that it determines may be detrimental to the Fund or long-term shareholders. The Board of Trustees has developed and adopted a market timing policy which takes steps to reduce the frequency and effect of these activities in each Fund. These steps include, monitoring trading activity and using fair value pricing, as determined by the Board of Trustees, when the Adviser determines current market prices are not readily available. These techniques may change from time to time as determined by the Funds in their sole discretion.

The Funds reserve the right, in their sole discretion, to identify trading practices as abusive. If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, a Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If a Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees.

For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Fund.

In addition, the Funds’ ability to monitor trades that are placed by individual shareholders within group, or omnibus, accounts maintained by financial intermediaries is severely limited because the Funds do not have access to the underlying shareholder account information. In this regard, in compliance with Rule 22c-2 under the 1940 Act, the Funds have entered into Information Sharing Agreements with financial intermediaries pursuant to which these financial intermediaries are required to provide to the Funds, at each Fund’s request, certain customer and identity trading information relating to its customers investing in a Fund through non-disclosed or omnibus accounts. The Funds will use this information to attempt to identify abusive trading practices. Financial intermediaries are contractually required to follow any instructions from the Funds to restrict or prohibit future purchases from customers that are found to have engaged in abusive trading in violation of a Fund’s policies. However, the Funds cannot guarantee the accuracy of the information provided to them from financial intermediaries and cannot ensure that they will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts. As a consequence, a Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive.

Shareholder Services

The Funds offer the following shareholder services. For more information about these services or your account, contact your financial intermediary or call 1-888-785-5578. Some services are described in more detail in the application.

Automatic Investment Plan

You may make regular monthly investments automatically in amounts of not less than $100 per month through the Automatic Investment Plan. This plan provides a convenient method to have monies deducted from your bank account, for investment into the Funds. In order to participate in the plan, your financial institution must be a member of the ACH network. The Funds may modify or terminate this privilege at any time. If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account. To begin participating in the Plan, please complete the Automatic Investment Plan section on the account application or call the Transfer Agent at 1-888-785-5578. Any request to change or terminate your Automatic Investment Plan should be submitted to the Transfer Agent five days prior to the effective date.

Telephone Investment Plan

You may make investments into an existing account, on demand, in amounts of not less than $100 or more than $10,000 per investment, by calling 1-888-785-5578. If elected on your application, telephone orders will be accepted via electronic funds transfer from your bank account through the ACH network. You must have banking information established on your account prior to making a purchase. If your order is received by 4:00 p.m. (Eastern Time), or the closing of the NYSE, whichever is earlier, shares will be purchased at the net asset value calculated on that day.

Systematic Cash Withdrawal Plan

If your account has a value of $10,000 or more, you may participate in the Systematic Cash Withdrawal Plan. Under this plan, you may elect to receive regular monthly or quarterly checks to your address of record, or credit directly to your predetermined bank account, in a stated amount of not less than $75. Shares will be redeemed as necessary to make those payments. To participate in the Systematic Cash Withdrawal Plan, you should elect to have dividends and capital gain distributions on your Fund shares reinvested.

Investments through Employee Benefit and Savings Plans

Certain qualified and non-qualified employee benefit and savings plans may make shares of the Funds available to their participants. The Adviser or the Funds may provide compensation to organizations providing administrative and record keeping services to those plans.

Tax Sheltered Retirement Plans

Eligible investors may open a pension or profit-sharing account in a Fund under the following prototype retirement plans: (1) IRAs and Rollover IRAs and (2) Simplified Employee Pensions (“SEPs”) for sole proprietors, partnerships and corporations.

Householding

The Funds will automatically send updated prospectuses, Annual and Semi-Annual Reports to shareholders. In order to reduce the volume of mail, when possible, only one copy of each document will be sent to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-888-785-5578 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Internet Account Access and Trading

This option allows you to access your account information online as well as execute transactions on your account. To choose this option, complete the appropriate section of your application. For Internet transactions, only bank accounts held at U.S. institutions which are ACH members may be used. Your shares will be purchased or redeemed at the next net asset value determined after receipt of your order.

Log on to the Funds’ website at www.alpinefunds.com to access your account and to create your PIN.

Distribution of Fund Shares

Distributor

Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202, serves as distributor and principal underwriter to the Funds (the “Distributor”). The Distributor is a broker-dealer registered with the SEC and a member of the Financial Industry Regulatory Authority, Inc. Shares of the Funds are offered on a continuous basis.

Distribution and Shareholder Servicing Plan – Class A

The Trust, on behalf of Class A shares of the Funds, has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the 1940 Act, to provide certain distribution and shareholder-servicing activities for the Fund and its shareholders. Each Fund’s Class A shares may pay up to 0.25% per year of its average daily net assets for such distribution and shareholder-servicing activities. Rule 12b-1 fees finance distribution activities that promote the sale of the Fund’s shares. Distribution activities include, but are not necessarily limited to, advertising, printing and mailing prospectuses to persons other than current shareholders, printing and mailing sales literature, and compensating underwriters, dealers and sales personnel. Shareholder services may include among other things, assisting investors in processing their purchase, exchange, or redemption request, or processing dividend and distribution payments. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Sales Charge – Class A (Ultra Short Fund)

If you purchase Class A shares of the Ultra Short Fund you will pay an initial sales charge of 0.50% when you invest, unless the sales charge is waived as described below. The offering price of each share will be the next determined net asset value plus the 0.50% sales charge. You do not pay a sales charge when you reinvest dividends or capital gain distributions paid by the Fund. The sales charge for the Fund is calculated as follows:

	% of Offering price	% of Net Amount Invested
$0-$249,999	0.50%	0.50%
$250,000 and above	None	None

There are several ways you can combine multiple purchases of Class A shares to eliminate the 0.50% sales charge. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares in an amount of $250,000 or more, you must inform your financial intermediary if you are eligible for a right of accumulation or a letter of intent. Failure to notify your financial intermediary may result in not receiving the sales charge reduction or elimination to which you are otherwise entitled. Certain records, such as account statements, may be necessary in order to verify your eligibility to eliminate the 0.50% sales charge. If you hold fund shares in accounts at two or more financial intermediaries, please contact your financial intermediaries to determine which shares may be combined. For more information, see the SAI or contact your financial intermediary.

Additionally, the sales charge for Class A shares are waived for the following persons or reasons:

•	Employees of the Adviser or its affiliates and their immediate family, for purchases directly through the Fund or the Distributor

•	Current and former Trustees of funds advised by the Adviser, for purchases directly through the Fund or the Distributor

•	The Adviser or its affiliates, for purchases directly through the Fund or the Distributor

•	An agent or broker of a dealer that has entered into a selling agreement with the Distributor for the agent or broker’s own account or an account of a relative of any such person, or an account for the benefit of any such person

•	Investors in certain employee retirement, stock, bonus, pension or profit sharing plans. Whether a sales charge waiver is available for an employee retirement, stock, bonus, pension or profit sharing plan depends upon the policies and procedures of your financial intermediary. Please contact your financial intermediary for more information.

•	Investment advisory clients of the Adviser or its affiliates

•	Registered Investment Advisers and clients of certain advisory programs

•	Broker/Dealers and Registered Investment Advisers with clients participating in comprehensive fee programs

•	Financial intermediaries that have entered into contractual agreements with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers

•	Shares acquired when dividends or capital gains are reinvested in the Funds

•	Shares offered to any other investment company to effect the combination of such company with the Funds by merger, acquisition of assets or otherwise

•	Purchases by shareholders of the Funds investing through self-directed brokerage service platforms

The availability of certain sales charge waivers and reductions will depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge waivers, as discussed below. In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or reductions. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another financial intermediary to receive these waivers or reductions. Please see the “Intermediary-Defined Sales Charge Waiver Policies” section to determine any sales charge waivers and reductions that may be available to you through your financial intermediary.

These waivers may be discontinued at any time without notice.

Information about sales charges, reductions and waivers is also available on the Funds' website. To visit the website go to www.alpinefunds.com, and click on “Funds” at the top of the page, then in the dropdown menu click on “Fund Family Snapshot” and click on the disclosure labeled “Click here to download Alpine funds sales charge and breakpoint information.”

Sales Charge - Class A (High Yield Municipal Fund)

You pay the offering price (the net asset value per share plus any initial sales charge) when you buy Class A shares unless you qualify for waiver as described below. You pay a lower sales charge as the size of your investment increases. You do not pay a sales charge when you reinvest dividends or capital gain distributions paid by a Fund. A portion or all of the sales charge may be retained by the Distributor or paid to your broker, dealer or other financial intermediary as a concession. The current sales charge rates and concessions paid are shown in the table below.

Amount Invested	% of Offering Price	% of Net Amount Invested	Dealer Concession
Less than $100,000	2.50%	2.56%	2.00%
$100,000 but less than $250,000	2.00%	2.04%	1.50%
$250,000 and over	None*	None*	0.50%*

*	A contingent deferred sales charge of 0.50% will be applied if shares are redeemed within 12 months of purchasing Class A shares as part of an investment greater than $250,000 if no front-end sales charge was paid at the time of purchase and a concession was paid to the financial intermediary or dealer.

Additionally, the sales charge for Class A shares are waived for the following persons or reasons:

•	Employees of the Adviser or its affiliates and their immediate family, for purchases directly through the Fund or the Distributor

•	Current and former Trustees of funds advised by the Adviser, for purchases directly through the Fund or the Distributor

•	The Adviser or its affiliates, for purchases directly through the Fund or the Distributor

•	An agent or broker of a dealer that has entered into a selling agreement with the Distributor for the agent or broker’s own account or an account of a relative of any such person, or an account for the benefit of any such person

•	Investors in certain employee retirement, stock, bonus, pension or profit sharing plans. Whether a sales charge waiver is available for an employee retirement, stock, bonus, pension or profit sharing plan depends upon the policies and procedures of your financial intermediary. Please contact your financial intermediary for more information.

•	Investment advisory clients of the Adviser or its affiliates

•	Registered Investment Advisers and clients of certain advisory programs

•	Broker/Dealers and Registered Investment Advisers with clients participating in comprehensive fee programs

•	Financial intermediaries that have entered into contractual agreements with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers

•	Shares acquired when dividends or capital gains are reinvested in the Fund

•	Shares offered to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise

•	Purchases by shareholders of the Fund investing through self-directed brokerage service platforms

The availability of certain sales charge waivers and reductions will depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge waivers, as discussed below. In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or reductions. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another financial intermediary to receive these waivers or reductions. Please see the “Intermediary-Defined Sales Charge Waiver Policies” section to determine any sales charge waivers and reductions that may be available to you through your financial intermediary.

These waivers may be discontinued at any time without notice.

Information about sales charges, reductions and waivers is also available on the Funds' website. To visit the website go to www.alpinefunds.com, and click on “Funds” at the top of the page, then in the dropdown menu click on “Fund Family Snapshot” and click on the disclosure labeled “Click here to download Alpine funds sales charge and breakpoint information.”

Contingent Deferred Sales Charges (“CDSC”) – Class A (High Yield Municipal Fund)

There is no initial sales charge on Class A purchases of $250,000 or more, but a CDSC may apply. You will pay a CDSC of 0.50% when you redeem within 12 months of purchasing Class A shares as part of an investment greater than $250,000 if no front-end sales charge was paid at the time of purchase and a concession was paid to the financial intermediary or dealer.

That CDSC will be calculated on the lesser of the net asset value of the redeemed shares or the aggregate net asset value of the redeemed shares at the time of redemption.

You do not pay a CDSC on shares reinvested from dividends or capital gain distributions paid by a Fund.

The CDSC may be waived for redemptions by shareholders investing through self-directed brokerage service platforms.

Right of Accumulation

The right of accumulation allows you to combine the current value of your holdings in Class A or Institutional Class shares of the Fund, based on the current offer price, with other qualifying shares that are owned by you, your spouse, your children under the age of 21, or a trustee or fiduciary of a single trust estate or single fiduciary account and with the dollar amount of your next purchase of Class A shares or Institutional Class shares, including any applicable sales charge, for purposes of determining whether the 0.50% sales charge applies. Qualifying shares may include shares held in accounts held at a financial intermediary. Class A shares or Institutional Class shares of the Fund in accounts held through 401(k) plans and similar multi-participant retirement plans, or those accounts which cannot be linked using tax identification numbers, social security numbers or broker identification numbers are not qualifying shares. The right of accumulation may be amended or terminated at any time.

Letter of Intent

If you plan to make an aggregate investment of $250,000 or more (Ultra Short Fund) or $100,000 or more (High Yield Fund) over a 13-month period, you may avoid paying a sales charge by entering into a non-binding letter of intent. The initial investment must meet the minimum initial investment requirement. Generally, purchases of Class A shares of the Fund that are purchased during the 13-month period by you, your spouse, your children under the age of 21, or a trustee or fiduciary of a single trust estate or single fiduciary account are eligible for inclusion under the letter of intent. Qualifying shares may include shares held in accounts held at a financial intermediary. Class A shares of the Fund in accounts held through 401(k) plans and similar multi-participant retirement plans, or those accounts which cannot be linked using tax identification numbers, social security numbers or broker identification numbers are not qualifying shares. During the term of the letter of intent, the Fund will hold shares in an escrow account for payment of the sales load if $250,000 or more (Ultra Short Fund) or $100,000 or more (High Yield Fund) is not purchased within 13 months. If you do not purchase $250,000 or more (Ultra Short Fund) or $100,000 or more (High Yield Fund) of Class A shares within the 13-month period, the Fund will redeem the sales charge on the Class A shares from the shares held in escrow. When a shareholder elects to participate in a letter of intent, the Class A shares purchased within a ninety day period prior to that election will be included in satisfying the aggregate investment requirement. The letter of intent may be amended or terminated at any time.

You may cancel a letter of intent by notifying your financial intermediary in writing. Complete liquidation of purchases made under a letter of intent prior to meeting the $250,000 or more (Ultra Short Fund) or $100,000 or more (High Yield Fund) investment amount, moreover, will result in the cancellation of the letter.

In the case of Funds whose shares are sold with a sales charge and where you meet the investment requirements under the letter of intent, the broker-dealer’s sales commissions and reallowance will be paid based upon a reduced sales charge. If you do not meet the investment requirements, you will be charged the difference between the sales charge that you paid and the sales charge that would apply to the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Fund's Transfer Agent for this purpose.

Intermediary-Defined Sales Charge Waiver Policies

MERRILL LYNCH

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Prospectus or SAI.

FRONT-END SALES CHARGE WAIVERS FOR CLASS A SHARES AVAILABLE AT MERRILL LYNCH

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

•	Shares purchased by third party investment advisers on behalf of their advisory clients through Merrill Lynch's platform

•	Shares of Funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other Fund within the Alpine fund family)

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•	Trustees of each Trust, and employees of the Adviser or its affiliates, as described in the Prospectus

•	Shares purchased from the proceeds of redemptions within the Alpine fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as reinstatement privilege)

CDSC WAIVERS ON CLASS A SHARES AVAILABLE AT MERRILL LYNCH

•	Death or disability of the shareholder

•	Shares sold as part of a Systematic Cash Withdrawal Plan as described in the Prospectus

•	Return of excess contributions from an IRA account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to fee based account or platform

FRONT-END SALES CHARGE DISCOUNTS AVAILABLE AT MERRILL LYNCH: BREAKPOINTS, RIGHTS OF ACCUMULATION & LETTERS OF INTENT

•	Breakpoints as described in the Prospectus

•	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Alpine fund family assets held by accounts within the purchaser's household at Merrill Lynch. Eligible Alpine fund family assets not held at Merrill Lynch may be included in the right of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within the Alpine fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Reinstatement Privilege

The reinstatement privilege permits shareholders to purchase shares without a sales charge within 120 days of redeeming shares of an equal or greater amount.

Additional Information

Revenue Sharing, Networking and Sub-Transfer Agency Fees

The Adviser may at its own expense make payments to some, but not all brokers, dealers or financial intermediaries for shareholder services, as an incentive to sell shares of a Fund and/or to promote retention of their customers’ assets in a Fund. These payments sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase the Funds’ shares or the amount the Funds receive as proceeds from such sales. Revenue sharing arrangements are separately negotiated.

The payments are made by the Adviser out of its profits and other available sources, including profits from their relationships with the Funds. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities.

Revenue sharing payments may be made to brokers, dealers and other financial intermediaries that provide services to the Funds or their shareholders including shareholder servicing, transaction processing, sub-accounting services, marketing support and/or access to representatives of the broker, dealer or other financial intermediaries. Revenue sharing payments also may be made to brokers, dealers and other financial intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list. To the extent that financial intermediaries receiving revenue sharing payments sell more shares of a Fund, the Adviser benefits from the increase in fund assets as a result of the fees the Adviser receives from the Fund.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under the distribution and shareholder servicing plan (where applicable), also benefit the Adviser and other service providers to the extent the payments result in more assets being invested in a Fund on which fees are being charged.

The Funds may also enter into agreements with financial intermediaries pursuant to which the Funds will pay financial intermediaries for services such as networking, sub-transfer agency, administrative, recordkeeping and shareholder services. Administrative fees may be paid to a financial intermediary that undertakes, for example, shareholder communications on behalf of a Fund. Recordkeeping services may include maintenance of shareholder accounts by a financial intermediary. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of a Fund’s shareholders serviced by such financial intermediaries, or (2) the number of a Fund’s shareholders serviced by such financial intermediaries. Any payments made pursuant to such an agreement are in addition to, rather than in lieu of, distribution or shareholder services fees the financial intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, the Adviser may pay a portion of the fees for these services at its own expense and out of its own profits.

Dividends, Distributions and Taxes

Dividends and Distributions

The Funds’ dividends are declared and accrued daily and paid monthly based on the Fund’s net investment income (i.e., income other than net realized capital gains). Net realized capital gains, if any, may be declared and paid annually at the end of the Funds’ fiscal year in which they have been earned.

Please note that dividends can be either reinvested or distributed in cash. Your distribution will be reinvested automatically in additional shares of the Fund in which you have invested, unless you have elected on your original application or by written instructions filed with the Fund, to have them paid in cash. Dividends will be reinvested at the NAV per share at the close of business on the record dated. No sales charge will be assessed on shares purchased through reinvestment of distributions. If you elect to receive dividends in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current NAV. All future distributions will be automatically reinvested in the shares of the Fund. No interest will accrue on amounts represented by uncashed distribution checks. You may request that dividends and other distributions be paid by wire transfer to a designated bank account by sending a written request to the Transfer Agent. The request must be received at least five business days prior to a payment date for it to be effective on that date.

It is the policy of the Funds to distribute to shareholders their net tax-exempt income and their investment company taxable income, if any, annually and any net realized capital gains annually or more frequently as required for qualification as a regulated investment company by the Internal Revenue Code of 1986, as amended, (the “Code”). Dividends and distributions generally are taxable in the year paid, except any dividends paid in January that were declared in the previous calendar quarter, with a record date in such quarter, will be treated as paid in December of the previous year.

Taxes

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of a Fund that acquires, holds and/or disposes of shares of the Fund, and reflects provisions of the Code, existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this Prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in a Fund and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the Funds’ SAI. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in a Fund may be subject to state, local and foreign taxes.

General Information.

The following information is meant as a general summary for U.S. citizens and residents. Most shareholders normally will have to pay federal income tax and any state or local taxes on the dividends and distributions they receive from the Funds whether dividends and distributions are paid in cash or reinvested in additional shares, to the extent that such distributions are not exempt from federal income tax.

The Funds intend to qualify to be treated as regulated investment companies under the Code. While so qualified, the Funds will not be required to pay any federal income tax on that portion of their investment company taxable income and any net realized capital gains they distribute to shareholders. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Funds, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Funds anticipate meeting these distribution requirements.

The Funds’ distributions will consist primarily of exempt-interest dividends from interest earned on municipal securities. In general, provided certain requirements are met, exempt-interest dividends are exempt from federal income tax. However, shareholders who receive such exempt-interest dividends may be liable for federal and state alternative minimum tax and may be subject to state and local taxes.

Each Fund, however, may invest a portion of its assets in securities that pay income that is not tax-exempt. Each Fund also may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Distributions from such income are taxable to you as ordinary income and generally will not be treated as qualified dividends subject to reduced rates of taxation for individuals. Distributions of ordinary income are taxable whether you reinvest your distributions in additional Fund shares or receive them in cash.

In general, Fund distributions that are not exempt from federal income tax are taxable to you (unless your investment is through a qualified retirement plan), as either ordinary income or capital gain. As discussed above, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares. A portion of the income dividends paid to you by a Fund may be qualified dividends eligible for taxation at long-term capital gain rates (a maximum of 15% or 20% for individuals, depending on whether their income exceeds certain thresholds, which are adjusted annually for inflation). If you buy shares when a Fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then potentially receiving a portion of the price back in the form of a taxable distribution.

By law, a Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

•	provide your correct Social Security or taxpayer identification number,

•	certify that this number is correct,

•	certify that you are not subject to backup withholding, and

•	certify that you are a U.S. person (including a U.S. resident alien).

A Fund also must withhold if the IRS instructs it to do so. When backup withholding is required, the amount will be 24% of any distributions or proceeds paid.

When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Alpine Fund is the same as a sale. Your redemptions may also result in capital gain or loss for federal tax purposes.

Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes.

Taxable distributions and redemptions are subject to a 3.8% federal Medicare contribution tax on “net investment income” for individuals with income exceeding $200,000 ($250,000 if married and filing jointly). “Net investment income” includes, among other things, interest, dividends and gross income and net capital gains derived from passive activities and trading in securities.

Further, a 30% withholding tax is currently imposed on dividends and, beginning in 2019, will be imposed on redemption proceeds paid, to (i) certain foreign financial institutions and investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

Because everyone’s tax situation is unique, always consult your tax professional about federal, state, local or foreign tax consequences of an investment in the Funds.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. Each Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a preference item when determining your alternative minimum tax.

Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state’s personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.

Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for Institutional Class shares and Class A shares for the periods shown. Certain information reflects financial results for a single Fund share. Total return represents the rate that a shareholder would have earned (or lost) on a Fund share assuming reinvestment of all dividends and distributions.

The information for the fiscal years ended October 31, 2015, October 31, 2016 and October 31, 2017 has been audited by Ernst & Young LLP, the Funds’ independent registered public accounting firm, whose report on each Fund’s financial statements is included in the Funds’ Annual Report. The information for the fiscal years or periods ended prior to November 1, 2014 were audited by another independent registered public accounting firm. The Funds’ financial statements are included in the Funds’ Annual Report, which is available free of charge, on the Funds' website.

Financial Highlights—Continued

(For a share outstanding throughout each year)

	Ultra Short Municipal Income Fund
	Years Ended October 31,
	2017		2016		2015†		2014†	2013†
Institutional Class:
Net asset value per share, beginning of year	$10.04		$10.04		$10.04		$10.03	$10.05
Income from investment operations:
Net investment income	0.09		0.06		0.05		0.05	0.06
Net realized and unrealized gain (loss)	(0.00	)(a)	(0.00	)(a)	0.00	(a)	0.01	(0.02)
Total from investment operations	0.09		0.06		0.05		0.06	0.04
Redemption fees	0.00	(a)	0.00	(a)	0.00	(a)	0.00 (a)	0.00 (a)
Less distributions:
Net investment income	(0.09)		(0.06)		(0.05)		(0.05)	(0.06)
Net realized gains	—		—		(0.00	)(a)	—	—
Total distributions	(0.09)		(0.06)		(0.05)		(0.05)	(0.06)
Net asset value per share, end of year	$10.04		$10.04		$10.04		$10.04	$10.03
Total return	0.87%		0.64%		0.52%		0.63%	0.36%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$896,624		$905,843		$772,308		$831,505	$933,294
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements	0.65%		0.74%		0.93%		0.90%	0.89%
After waivers and/or expense reimbursements	0.44%		0.43%		0.50%		0.53%	0.61%
Ratio of net investment income to average net assets	0.86%		0.64%		0.51%		0.53%	0.55%
Portfolio turnover (b)	214%		143%		155%		168%	185%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	The amount is less than $0.005 per share.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

Financial Highlights—Continued

(For a share outstanding throughout each year)

	Ultra Short Municipal Income Fund
	Years Ended October 31,
	2017		2016	2015†		2014†	2013†
Class A:
Net asset value per share, beginning of year	$10.09		$10.10	$10.10		$10.09	$10.10
Income from investment operations:
Net investment income	0.06		0.04	0.03		0.03	0.03
Net realized and unrealized gain (loss)	(0.00	)(a)	(0.01)	0.00	(a)	0.01	(0.01)
Total from investment operations	0.06		0.03	0.03		0.04	0.02
Redemption fees	0.00	(a)	0.00 (a)	0.00	(a)	0.00 (a)	0.00 (a)
Less distributions:
Net investment income	(0.06)		(0.04)	(0.03)		(0.03)	(0.03)
Net realized gains	—		—	(0.00	)(a)	—	—
Total distributions	(0.06)		(0.04)	(0.03)		(0.03)	(0.03)
Net asset value per share, end of year	$10.09		$10.09	$10.10		$10.10	$10.09
Total return (b)	0.62%		0.29%	0.26%		0.38%	0.21%
Ratios/Supplemental Data
Net Assets at end of year (000)	$211,265		$206,259	$203,472		$247,599	$305,193
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements	0.90%		0.99%	1.18%		1.15%	1.14%
After waivers and/or expense reimbursements	0.69%		0.68%	0.75%		0.78%	0.86%
Ratio of net investment income to average net assets	0.62%		0.39%	0.26%		0.28%	0.30%
Portfolio turnover (c)	214%		143%	155%		168%	185%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	The amount is less than $0.005 per share.
(b)	Total returns would be reduced if a sales or redemption charge was taken into account.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

Financial Highlights—Continued

(For a share outstanding throughout each year)

	High Yield Managed Duration Municipal Fund
	Years Ended October 31,					Period Ended October 31,
	2017	2016	2015†		2014†	2013†(a)
Institutional Class:
Net asset value per share, beginning of year	$10.34	$10.29	$10.29		$9.95	$10.00
Income from investment operations:
Net investment income	0.31	0.34	0.36		0.37	0.06
Net realized and unrealized gain (loss)	(0.10)	0.05	(0.00	)(b)	0.34	(0.05)
Total from investment operations	0.21	0.39	0.36		0.71	0.01
Redemption fees	0.00 (b)	0.00 (b)	—		—	—
Less distributions:
Net investment income	(0.31)	(0.34)	(0.36)		(0.37)	(0.06)
Net realized gains	—	—	(0.00	)(b)	—	—
Total distributions	(0.31)	(0.34)	(0.36)		(0.37)	(0.06)
Net asset value per share, end of year	$10.24	$10.34	$10.29		$10.29	$9.95
Total return	2.08%	3.84%	3.65%		7.32%	0.11	%(c)
Ratios/Supplemental Data:
Net Assets at end of year (000)	$207,427	$153,300	$48,261		$25,566	$19,915
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (d)	0.84%	0.88%	1.12%		1.30%	1.66	%(e)
After waivers and/or expense reimbursements (f)	0.65%	0.68%	0.82%		0.81%	0.74	%(e)
Ratio of net investment income to average net assets	3.04%	3.28%	3.49%		3.75%	1.47	%(e)
Portfolio turnover (g)	151%	132%	58%		62%	117%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	Institutional Class commenced operations on June 3, 2013.
(b)	The amount is less than $0.005 per share.
(c)	Not annualized.
(d)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 0.84%, 0.87%, 1.12%, 1.29% and 1.66% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(e)	Annualized.
(f)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 0.65%, 0.68%, 0.80%, 0.80% and 0.74% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

Financial Highlights—Continued

(For a share outstanding throughout each year)

	High Yield Managed Duration Municipal Fund
	Years Ended October 31,					Period Ended October 31,
	2017	2016	2015†		2014†	2013†(a)
Class A:
Net asset value per share, beginning of year	$10.34	$10.29	$10.29		$9.95	$10.00
Income from investment operations:
Net investment income	0.28	0.32	0.34		0.35	0.05
Net realized and unrealized gain (loss)	(0.10)	0.04	0.00	(b)	0.34	(0.05)
Total from investment operations	0.18	0.36	0.34		0.69	0.00
Redemption fees	0.00 (b)	0.00 (b)	—		—	—
Less distributions:
Net investment income	(0.28)	(0.31)	(0.34)		(0.35)	(0.05)
Net realized gains	—	—	(0.00	)(b)	—	—
Total distributions	(0.28)	(0.31)	(0.34)		(0.35)	(0.05)
Net asset value per share, end of year	$10.24	$10.34	$10.29		$10.29	$9.95
Total return (c)	1.82%	3.58%	3.42%		7.08%	0.01	%(d)
Ratios/Supplemental Data
Net Assets at end of year (000)	$50,906	$35,705	$10,170		$107	$100
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (e)	1.09%	1.12%	1.37%		1.55%	1.91	%(f)
After waivers and/or expense reimbursements (g)	0.90%	0.93%	1.07%		1.06%	0.99	%(f)
Ratio of net investment income to average net assets	2.78%	3.03%	3.16%		3.49%	1.21	%(f)
Portfolio turnover (h)	151%	132%	58%		62%	117%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	Class A commenced operations on June 3, 2013.
(b)	The amount is less than $0.005 per share.
(c)	Total returns would be reduced if a sales or redemption charge was taken into account.
(d)	Not annualized.
(e)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.09%, 1.12%, 1.37%,1.53% and 1.90% for the years ended October 31, 2017, 2016, 2015, 2014,and 2013, respectively.
(f)	Annualized.
(g)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 0.90%, 0.93%, 1.05%, 1.05% and 0.99% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(h)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

Notice of Privacy Policy

The Funds collect non-public information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with others or us.

The Funds do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as required by law or in response to inquiries from governmental authorities. The Funds restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. The Funds also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. The Funds maintain physical, electronic and procedural safeguards to guard your non-public personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

THIS PAGE IS NOT PART OF THE PROSPECTUS

Additional Information

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Trust’s SAI. If given or made, such other information and representations should not be relied upon as having been authorized by the Trust. This Prospectus does not constitute an offer in any state in which, or to any person, to whom, such offer may not lawfully be made.

INVESTMENT ADVISER

ALPINE WOODS CAPITAL INVESTORS, LLC

2500 Westchester Avenue, Suite 215

Purchase, NY 10577-2540

CUSTODIAN, ADMINISTRATOR & FUND ACCOUNTANT

STATE STREET BANK AND TRUST COMPANY

One Lincoln Street

Boston, MA 02111

TRANSFER AGENT

DST ASSET MANAGER SOLUTIONS, INC.

2000 Crown Colony Drive

Quincy, MA 02169

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP

5 Times Square

New York, NY 10036

DISTRIBUTOR

QUASAR DISTRIBUTORS, LLC

615 East Michigan Street

Milwaukee, WI 53202

FUND COUNSEL

WILLKIE FARR & GALLAGHER LLP

787 Seventh Avenue

New York, NY 10019

To Obtain More Information About the Funds

For more information about the Funds, the following documents are available free upon request:

Shareholder reports — Additional information about a Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In a Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The independent registered public accounting firm’s report and financial statements in the Fund’s Annual Report are incorporated by reference into (are legally a part of) this Prospectus.

Statement of Additional Information — The SAI provides more detailed information about the Funds and is incorporated by reference into (is legally a part of) this Prospectus.

To obtain free copies of the Annual or Semi-Annual Reports or the SAI or to discuss questions about the Funds:

By Telephone — 1-888-785-5578

By Mail — Alpine Funds, c/o DST Asset Manager Solutions, Inc., PO Box 8061, Boston, MA 02266.

By Website — www.alpinefunds.com

From the SEC — Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room, 100 F Street, NE, Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Room, Washington, D.C. 20549-1520.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the Fund nor the Distributor is offering to sell shares of the Funds to any person to whom the Funds may not lawfully sell their shares.

Investment Company Act File Number 811-21210.

STATEMENT OF ADDITIONAL INFORMATION

Dated February 28, 2018

Alpine Income Trust

Alpine Ultra Short Municipal Income Fund	Institutional Class	ATOIX
	Class A	ATOAX

Alpine High Yield Managed Duration Municipal Fund	Institutional Class	AHYMX
	Class A	AAHMX

Alpine Funds

c/o DST Asset Manager Solutions, Inc.

PO Box 8061 Boston, MA 02266

1-888-785-5578

This Statement of Additional Information (the “SAI”) dated February 28, 2018 relates to Alpine Ultra Short Municipal Income Fund (“Ultra Short Fund”) and Alpine High Yield Managed Duration Municipal Fund (“High Yield Municipal Fund”) (each, a “Fund” and collectively, the “Funds”). The Funds are separate series of the Alpine Income Trust (the “Trust”). Institutional Class and Class A shares of the Funds are offered through a prospectus dated February 28, 2018 (the “Prospectus”). This SAI is not a prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus and is intended to provide you with additional information regarding the activities and operations of the Funds. This SAI should be read in conjunction with the Prospectus.

Additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual Reports to shareholders. A copy of the Prospectus and Annual and Semi-Annual Reports may be obtained without charge by calling the number listed above, by writing to the address above, or by visiting the Fund’s website at www.alpinefunds.com. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report for Funds are incorporated into this SAI by reference to the Funds’ October 31, 2017 Annual Report as filed with the Securities and Exchange Commission (the “SEC”).

TABLE OF CONTENTS

HISTORY OF THE FUNDS AND GENERAL INFORMATION	1
INVESTMENT PRACTICES AND RISK FACTORS	2
INVESTMENT RESTRICTIONS	18
PORTFOLIO TURNOVER	20
MANAGEMENT	20
INVESTMENT ADVISORY ARRANGEMENTS	27
PORTFOLIO MANAGERS	29
DISTRIBUTION AND SHAREHOLDER SERVICING	31
SERVICE PROVIDERS	32
PORTFOLIO TRANSACTIONS AND BROKERAGE TRANSACTIONS	33
PORTFOLIO HOLDINGS INFORMATION	33
TAXES	34
ADDITIONAL TAX INFORMATION	39
NET ASSET VALUE	40
SHAREHOLDER ACCOUNTS	41
CODE OF ETHICS	47
PROXY VOTING GUIDELINES	47
FINANCIAL STATEMENTS	48
APPENDIX A DESCRIPTION OF RATINGS	A-1

HISTORY OF THE FUNDS AND GENERAL INFORMATION

The Funds are each a separate series of the Alpine Income Trust, a Delaware statutory trust organized on September 23, 2002. Each Fund is a diversified, open-end management investment company. Alpine Woods Capital Investors, LLC (the “Adviser”) serves as the investment adviser of each Fund.

The Trust is governed by its Board of Trustees (the “Board” or the “Trustees”). Each Fund may issue an unlimited number of shares of beneficial interest with a $0.001 par value. All shares of each Fund have equal rights and privileges. Each share of a Fund is entitled to one vote on all matters as to which shares are entitled to vote, to participate equally with other shares of the same class in dividends and distributions declared by such Fund and, upon liquidation, to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of each Fund are fully paid, non-assessable and fully transferable when issued and have no preemptive, conversion or exchange rights. Fractional shares have proportionally the same rights, including voting rights, as are provided for a full share.

Under the Trust’s Declaration of Trust, as amended, each Trustee will continue in office until the termination of the Trust or his or her earlier death, incapacity, resignation or removal. Any Trustee may be removed at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the Investment Company Act of 1940, as amended (the “1940 Act”) may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held, unless matters arise requiring a vote of shareholders under the Declaration of Trust or the 1940 Act.

A meeting of shareholders for the purpose of electing or removing one or more Trustees will be called (1) by the Trustees upon their own vote, or (2) upon the demand of a shareholder or shareholders owning shares representing 10% or more of the outstanding shares. The rights of the holders of shares of a Fund may not be modified except by the vote of a majority of the outstanding shares of such Fund.

Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and in such event the holders of the remaining shares so voting will not be able to elect any Trustees.

The Trustees are authorized to classify and reclassify any issued class of shares of a Fund into shares of one or more classes of the Fund and to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, in the future, for reasons such as the desire to establish one or more additional portfolios of the Alpine Income Trust with different investment objectives, policies or restrictions, additional series or classes of shares may be created. Any issuance of shares of another series or class would be governed by the 1940 Act and the laws of the State of Delaware. If shares of another series of the Alpine Income Trust were issued in connection with the creation of additional investment portfolios, each share of the newly created portfolio would normally be entitled to one vote for all purposes. Generally, shares of all portfolios, including the Funds, would vote as a single series on matters that affected all portfolios in substantially the same manner; such as the election of Trustees. In addition, the Trustees may, in the future, create additional classes of shares of a Fund. Except for the different distribution-related and other specific costs borne by classes of shares of a Fund that may be created in the future, each such class will have the same voting and other rights described as the other class or classes of such Fund.

The Trust has adopted a Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act, which details the attributes of each class. Under the Declaration of Trust and the Multiple Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act, each Fund is permitted to offer multiple classes of shares. Class A shares are subject to a Rule 12b-1 fee and a sales charge (with certain transactions excepted). The Institutional Class shares are not subject to any sales load or Rule 12b-1 fee.

1

INVESTMENT PRACTICES AND RISK FACTORS

The investment objectives and a description of the principal investment strategies of each Fund are set forth under each Fund’s Prospectus in the section titled “SUMMARY SECTION” and “MORE ON THE FUNDS' INVESTMENT STRATEGIES, INVESTMENTS AND RISKS.”

The following provides additional information about these principal strategies and describes other investment strategies and practices that may be used by a Fund, which all involve risks of varying degrees.

Auction Rate Securities

The Funds may acquire auction rate securities. Auction rate securities consist of auction rate municipal obligations. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

Debt and Fixed Income Securities

The Funds may acquire taxable debt obligations. The Funds may invest in taxable bonds and other types of debt obligations of U.S. issuers. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations, which do not pay interest until maturity. Fixed income securities may include:

•	bonds, notes and debentures issued by corporations;

•	debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“U.S. Government Securities”);

•	municipal securities; or

•	mortgage-backed and asset-backed securities

Debt securities represent money borrowed that obligate the issuer (e.g., a corporation, municipality, government, or government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times. These securities share three principal risks: First, the level of interest income generated by a Fund’s fixed income investments may decline due to a decrease in market interest rates. When fixed income securities mature or are sold, they may be replaced by lower-yielding investments. Second, their values fluctuate with changes in interest rates. A decrease in interest rates will generally result in an increase in the value of a Fund’s fixed income investments. Conversely, during periods of rising interest rates, the value of a Fund’s fixed income investments will generally decline. However, a change in interest rates will not have the same impact on all fixed rate securities. For example, the magnitude of these fluctuations will generally be greater for a security whose duration or maturity is longer. Changes in the value of portfolio securities will not affect interest income from those securities, but will be reflected in the Funds’ net asset value (“NAV”). The Funds’ investments in fixed income securities with longer terms to maturity or greater duration are subject to greater volatility than the Funds’ shorter-term securities. The volatility of a security’s market value will differ depending upon the security’s duration, the issuer and the type of instrument. Third, certain fixed income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay.

In addition, fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and the fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and the fund will suffer from the inability to invest in higher yield securities.

2

In the past decade, the fixed-income markets have experienced a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market. However, these concerns expanded to include a broad range of mortgage-and asset-backed and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed income instruments have experienced liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. Domestic and international equity markets have also experienced heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. These events and other market upheavals may have an adverse effect on a Fund.

Investment Grade Obligations (Ultra Short Fund)

The obligations in which the Fund invests must, at the time of investment, be rated as investment grade (BBB or better) by S&P Global Ratings, a subsidiary of S&P Global Inc. (“S&P”) or (Baa or better) by Moody’s Investors Service, Inc. (“Moody’s”), or the equivalent by another nationally recognized statistical rating organization (“NRSRO”), or if unrated, be determined by the Adviser to be of comparable quality. When the Adviser determines that an obligation is in a specific category, the Adviser may use the highest rating assigned to the obligation by any NRSRO. In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers. If an obligation’s credit rating is downgraded after the Fund’s investment, the Adviser monitors the situation to decide if the Fund needs to take any action such as selling the obligation.

U.S. Government Securities

The Funds may invest in U.S. government securities. U.S. government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years) and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. government (such as Ginnie Mae certificates); (b) the right of the issuer to borrow an amount limited to specific line of credit from the U.S. government (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities (such as securities issued by Fannie Mae); or (d) only the credit of the instrumentality (such as securities issued by Freddie Mac). In the case of obligations not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.

Zero Coupon, Discount and Payment-in-kind Securities

The Funds may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities. A zero coupon bond is a security that makes no fixed interest payments but instead is sold at a discount from its face value. The bond is redeemed at its face value on the specified maturity date. Zero coupon bonds may be issued as such, or they may be created by a broker who strips the coupons from a bond and separately sells the rights to receive principal and interest. The prices of zero coupon bonds tend to fluctuate more in response to changes in market interest rates than do the prices of interest-paying debt securities with similar maturities. A Fund investing in zero coupon bonds generally accrues income on such securities prior to the receipt of cash payments. Since a Fund must distribute substantially all of its income to shareholders to qualify as a regulated investment company under federal income tax law, to the extent that the Fund invests in zero coupon bonds, it may have to dispose of other securities, including at times when it may be disadvantageous to do so, to generate the cash necessary for the distribution of income attributable to its zero coupon bonds. The market values of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

3

Payment-in-kind securities allow the lender, at its option, to make current interest payments on such securities either in cash or in additional securities. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis.

Mortgage-Backed Securities

The Funds may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, or one of its agencies or instrumentalities, or issued by private issuers. The mortgage-backed securities in which a Fund may invest include collateralized mortgage obligations (“CMOs”) and interests in real estate mortgage investment conduits (“REMICs”).

CMOs are debt instruments issued by special purpose entities and secured by mortgages or other mortgage-backed securities, which provide by their terms for aggregate payments of principal and interest based on the payments made on the underlying mortgages or securities. CMOs are typically issued in separate classes with varying coupons and stated maturities. REMIC interests are mortgage-backed securities as to which the issuers have qualified to be treated as real estate mortgage investment conduits under the Internal Revenue Code of 1986, as amended (the “Code”) and have the same characteristics as CMOs.

The Funds may from time to time also invest in “stripped” mortgage-backed securities. These are securities that operate like CMOs but entitle the holder to disproportionate interests with respect to the allocation of interest or principal on the underlying mortgages or securities. A stripped mortgage-backed security is created by the issuer separating the interest and principal on a mortgage pool to form two or more independently traded securities. The result is the creation of classes of discount securities which can be structured to produce faster or slower prepayment expectations based upon the particular underlying mortgage interest rate payments assigned to each class. These obligations exhibit risk characteristics similar to mortgage-backed securities generally and zero coupon securities. Due to existing market characteristics, “interest only” and “principal only” mortgage-backed securities are considered to be illiquid. The prices of these securities are more volatile than the prices of debt securities, which make periodic payments of interest.

Because the mortgages underlying mortgage-backed securities are subject to prepayment at any time, most mortgage-backed securities are subject to the risk of prepayment in an amount differing from that anticipated at the time of issuance. Prepayments generally are passed through to the holders of the securities. Any such prepayments received by a Fund must be reinvested in other securities. As a result, prepayments in excess of that anticipated could adversely affect yield to the extent such amounts are reinvested in instruments with a lower interest rate than that of the original security. Prepayments on a pool of mortgages are influenced by a variety of economic, geographic, social and other factors. Generally, however, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts required to be reinvested are likely to be greater (and the potential for capital appreciation less) during a period of declining interest rates than during a period of rising interest rates. Mortgage-backed securities may be purchased at a premium over the principal or face value in order to obtain higher income. The recovery of any premium that may have been paid for a given security is solely a function of the ability to liquidate such security at or above the purchase price.

4

Mortgage-backed securities may also be affected by the downturn in the mortgage lending and housing markets in the United States.

Ginnie Mae is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by the institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage banks), and backed by pools of Federal Housing Administration (“FHA”)-insured or Veterans’ Administration (“VA”)-guaranteed mortgages. Pass-through certificates guaranteed by Ginnie Mae (such certificates are also known as “Ginnie Maes”) are guaranteed as to the timely payment of principal and interest by Ginnie Mae, whose guarantee is backed by the full faith and credit of the United States. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury Department to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae include Fannie Mae guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”), which are guaranteed as to timely payment of principal and interest by Fannie Mae. They are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of Fannie Mae to borrow from the U.S. Treasury Department. Fannie Mae was established as a federal agency in 1938 and in 1968 was chartered by Congress as a private shareholder-owned company. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Mac is a stockholder-owned corporation chartered by Congress in 1970. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. While Freddie Mac generally does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. On September 6, 2008, Director James Lockhart of the Federal Housing Finance Agency (“FHFA”) appointed FHFA as conservator of both Fannie Mae and Freddie Mac. In addition the U.S. Treasury Department agreed to provide Fannie Mae and Freddie Mac up to $100 billion of capital each on an as needed basis to insure that they continue to provide liquidity to the housing and mortgage markets.

Asset-Backed Securities

The Funds may invest in asset-backed securities issued by private issuers. Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.

Asset-backed securities may be “stripped” into classes in a manner similar to that described under the section titled, “Mortgage-Backed Securities,” above, and are subject to the prepayment risks described therein.

Repurchase Agreements

The Funds may enter into repurchase agreements. Repurchase agreements are agreements under which a Fund purchases securities from a bank or a securities dealer that agrees to repurchase the securities from a Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent, a Fund’s right to dispose of the securities may be restricted, or the value of the securities may decline before a Fund is able to dispose of them. In the event of the bankruptcy or insolvency of the seller, the Funds may encounter delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. If the seller defaults, the value of the securities may decline before a Fund is able to dispose of them. If a Fund enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Fund may not enjoy protections comparable to those provided to most repurchase agreements under U.S. bankruptcy law, and may suffer delays and losses in disposing of the collateral.

5

The Funds’ custodian or a sub-custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from a Fund, the Funds could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a Fund might be delayed pending court action. The Funds believe that under the regular procedures normally in effect for custody of the Funds’ portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Funds and allow retention or disposition of such securities. The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the Adviser to be creditworthy pursuant to guidelines established by the Board.

Municipal Securities

Municipal securities (which are also referred to herein as “municipal obligations” or “municipal bonds”) generally include debt obligations (bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, participations or other interests in these securities and other related investments. The interest paid on municipal securities is excluded from gross income for regular federal income tax purposes, although it may be subject to the federal alternative minimum tax (“AMT”). Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.

The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities. General obligation securities are secured by a municipal issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source. Revenue securities include private activity bonds (described below) which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, the Funds may not be able to readily sell bonds at the prices at which they are carried on the Funds' books. If the Funds needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds' prices.

Private Activity Bonds

Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

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Under current federal income tax law, interest on municipal bonds issued after August 7, 1986 which are specified private activity bonds and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such private activity bonds, will be treated as an item of tax preference for purposes of the AMT that is imposed on individuals and corporations by the Code, though for regular federal income tax purposes such interest will remain fully tax-exempt. Bonds issued in 2009 and 2010 generally will not be treated as private activity bonds, and interest earned on such bonds generally will not be treated as a tax preference item. Although interest on all tax-exempt obligations (including private activity bonds) is generally included in “adjusted current earnings” of corporations for AMT purposes, interest on bonds issued in 2009 and 2010 generally is not included in adjusted current earnings.

Industrial Development Bonds

Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal income tax. Interest earned on IDBs may be subject to the AMT.

Municipal Leases

Municipal leases or installment purchase contracts are issued by a state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Many leases include “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations are typically secured by the leased equipment or facilities, the disposition of the property in the event of non- appropriation or foreclosure might, in some cases, prove difficult or, if sold, may not fully cover a fund’s exposure.

Municipal Notes

There are four major varieties of state and municipal notes: Tax and Revenue Anticipation Notes (“TRANs”); Tax Anticipation Notes (“TANs”); Revenue Anticipation Notes (“RANs”); and Bond Anticipation Notes (“BANs”). TRANs, TANs and RANs are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Many TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be received within the related fiscal period. BANs are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds to be issued prior to the maturity of the BANs. BANs are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

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Tax-Exempt Commercial Paper

Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.

Demand Instruments

Municipal bonds may be issued as floating- or variable-rate securities subject to demand features (“demand instruments”). Demand instruments usually have a stated maturity of more than one year but contain a demand feature (or “put”) that enables the holder to redeem the investment. Variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates. Floating-rate demand instruments provide for automatic adjustment of interest rates whenever a specified interest rate (e.g., the prime rate) changes. These floating and variable rate instruments are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments include participation interests in variable- or fixed-rate municipal obligations owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying municipal obligations may be fixed, the terms of the participation interest may result in a fund receiving a variable rate on its investment.

Because of the variable rate nature of the instruments, when prevailing interest rates decline the yield on these instruments will generally decline. On the other hand, during periods when prevailing interest rates increase, the yield on these instruments will generally increase and the instruments will have less risk of capital depreciation than instruments bearing a fixed rate of return.

Additional Risks Relating to Municipal Securities

Tax Risk

The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the U.S. government. Failure by the issuer to comply after the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations, and similar proposals may be introduced in the future. In addition, the federal income tax exemption has been, and may in the future be, the subject of litigation. If one of these proposals were enacted, the availability of tax-exempt obligations for investment by a fund and the value of the fund’s investments would be affected.

Opinions relating to the validity of municipal obligations and to the exclusion of interest thereon from gross income for regular federal and/or state income tax purposes are rendered by bond counsel to the respective issuers at the time of issuance. A fund and its service providers will rely on such opinions and will not review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

Information Risk

Information about the financial condition of issuers of municipal obligations may be less available than about corporations whose securities are publicly traded.

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State and Federal Law Risk

Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their municipal obligations may be materially affected.

Market and Ratings Risk

The yields on municipal obligations are dependent on a variety of factors, including economic and monetary conditions, general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue. Adverse economic, business, legal or political developments might affect all or substantial portions of a fund’s municipal obligations in the same manner.

Unfavorable developments in any economic sector may have far-reaching ramifications for the overall or any state’s municipal market.

Although the ratings of tax-exempt securities by ratings agencies are relative and subjective, and are not absolute standards of quality, such ratings reflect the assessment of the ratings agency, at the time of issuance of the rating, of the economic viability of the issuer of a general obligation bond or, with respect to a revenue bond, the special revenue source, with respect to the timely payment of interest and the repayment of principal in accordance with the terms of the obligation, but do not reflect an assessment of the market value of the obligation. See Appendix A for additional information regarding ratings. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal obligations of the same maturity and coupon with different ratings may have the same yield.

Liquidity Risk

In general, the secondary market for tax-exempt securities may be less liquid than that for taxable fixed-income securities.

Risks Inherent in an Investment in Different Types of Municipal Securities

General Obligation Bonds

General obligation bonds are backed by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors. Some such factors are the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control.

Industrial Development Revenue Bonds (“IDRs”)

IDRs are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors, which may have an adverse impact on the credit quality of the particular company or industry.

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Hospital and Health Care Facility Bonds

The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will be sufficient to cover the costs associated with their bonds. It may also be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

Single Family and Multi-Family Housing Bonds

Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects.

Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single-family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities.

Power Facility Bonds

The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates that they may charge their customers, the demand for a utility’s services and the cost of providing those services. Utilities are also subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility’s results of operations. The Adviser cannot predict the effect of such factors on the ability of issuers to meet their obligations with respect to bonds.

Water and Sewer Revenue Bonds

Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of “no growth” zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

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University and College Bonds

The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors of which an investor should be aware are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds and the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution’s ability to make payments on its own.

Mortgage-Backed Bonds

Each Fund’s investments in municipal obligations may include mortgage-backed municipal bonds, which are a type of municipal security issued by a state, authority or municipality to provide financing for residential housing mortgages to target groups, generally low-income individuals who are first-time home buyers. A Fund’s interest, evidenced by such obligations, is an undivided interest in a pool of mortgages. Payments made on the underlying mortgages and passed through to the Fund will represent both regularly scheduled principal and interest payments. The Fund may also receive additional principal payments representing prepayments of the underlying mortgages. While a certain level of prepayments can be expected, regardless of the interest rate environment, it is anticipated that prepayment of the underlying mortgages will accelerate in periods of declining interest rates. In the event that the Fund receives principal prepayments in a declining interest-rate environment, its reinvestment of such funds may be in bonds with a lower yield.

Participation Interests

A participation interest gives a Fund an undivided interest in a municipal debt obligation in the proportion that the Fund’s participation interest bears to the principal amount of the obligation. These instruments may have fixed, floating or variable rates of interest. The Fund will only purchase participation interests if accompanied by an opinion of counsel that the interest earned on the underlying municipal obligations will be tax-exempt. If the Fund purchases unrated participation interests, the Board of Trustees or its delegate must have determined that the credit risk is equivalent to the rated obligations in which the Fund may invest. Participation interests may be backed by a letter of credit or repurchase obligation of the selling institution. When determining whether such a participation interest meets a Fund’s credit quality requirements, the Fund may look to the credit quality of any financial guarantor providing a letter of credit or guaranty.

Put Features

Put features entitle the holder to sell a security (including a repurchase agreement) back to the issuer or a third party at any time or at specific intervals. They are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from domestic or foreign banks. The Adviser may rely on its evaluation of a bank’s credit in determining whether to purchase a security supported by a letter of credit. In evaluating a foreign bank’s credit, the Adviser will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other government restrictions that might affect the bank’s ability to honor its credit commitment. Demand features, standby commitments and tender options are types of put features.

Tender Option Bonds

Each of the Funds may purchase tender option bonds. Tender option bonds are created by coupling an intermediate- or long-term, fixed-rate, tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After a payment of the tender option fee, a Fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. In selecting tender option bonds for a Fund, the Adviser will consider the creditworthiness of the issuer of the underlying bond, the custodian and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on an interest payment.

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Variable or Floating Rate Obligations

Each Fund may invest in variable rate or floating rate obligations. Floating rate obligations have interest rates that change whenever there is a change in a designated base rate while variable rate obligations provide for a specified periodic adjustment in the interest rate. The interest rate of variable rate obligations ordinarily is determined by reference to or is a percentage of an objective standard such as a bank’s prime rate, the 90-day U.S. Treasury Bill rate or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on variable rate obligations reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. The Funds treat variable and floating rate instruments as maturing on the next date on which the Fund can exercise the demand feature.

Demand Instruments

Each Fund may invest in securities issued as floating- or variable-rate securities subject to demand features (“demand instruments”). Demand instruments usually have a stated maturity of more than one year but contain a demand feature (or “put”) that enables the holder to tender the investment at an exercise price equal to approximately the amortized cost of the instrument plus accrued interest on no more than 30 days’ notice. Variable rate demand instruments provide for automatic establishment of a new interest rate on set dates. Floating-rate demand instruments provide for automatic adjustment of interest rates whenever a specified interest rate (e.g., the prime rate) changes.

Frequently, floating rate and variable rate obligations are secured by letters of credit or other credit support arrangements provided by banks.

Securities with demand features may involve certain expenses and risks, including the inability of the issuer of the instrument to pay for the securities at the time the instrument is exercised, non-marketability of the instrument and differences between the maturity of the underlying security and the maturity of the instrument. Securities may cost more with demand features than without them. Demand features can serve three purposes: (1) to shorten the maturity of a variable or floating rate security, (2) to enhance the instrument’s credit quality and (3) to provide a source of liquidity. Demand features are often issued by third party financial institutions, generally domestic and foreign banks, and by brokerage firms or insurance companies. Accordingly, the credit quality and liquidity of a fund’s investments may be dependent in part on the credit quality of the institutions supporting the fund’s investments and changes in the credit quality of these institutions could cause losses to a fund and affect its share price.

Certain Tax Aspects

Municipal obligations are also categorized according to whether or not the interest is includable in the calculation of AMT imposed on individuals, according to whether or not the costs of acquiring or carrying the securities are deductible in part by banks and other financial institutions, and according to other criteria relevant for federal income tax purposes. Due to the increasing complexity of the Code, and related requirements governing the issuance of tax-exempt securities, industry practice has uniformly required, as a condition to the issuance thereof, particularly in the case of revenue bonds, an opinion of a nationally recognized bond counsel as to the tax-exempt status of interest on such securities.

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Additional Risk Considerations

The U.S. federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under the state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which ultimately could affect the validity of those municipal securities or the tax-free nature of the interest thereon.

Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before the Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a Fund’s distributions. If such proposals were enacted, the availability of municipal obligations and the value of a Fund’s holdings would be affected and the Board of Trustees would reevaluate the Fund’s investment objective and policies.

Liquidity Risk Management. In October 2016, the SEC adopted a liquidity risk management rule that will require the Funds and other Alpine open-end funds to establish a liquidity risk management program by December 1, 2018. The impact the rule will have on the Funds, and on the open-end fund industry in general, is not yet fully known, but the rule could impact the Funds’ performance and its ability to achieve its investment objective(s).

Portfolio Turnover

The Funds may engage in short-term trading strategies and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of a Fund. Higher rates of portfolio turnover would likely result in higher brokerage costs and may generate short-term capital gains taxable as ordinary income.

Quality and Diversification Requirements

If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond for pollution control revenue bond, if the bond is backed only by the assets and revenues of the non-governmental uses, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor. See “INVESTMENT RESTRICTIONS.”

Other Taxable Debt Obligations

The Funds may invest in publicly and privately issued debt obligations of U.S. corporations, including obligations of industrial, utility, banking and other financial issuers. These securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

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Other Investment Company Securities

Securities of other investment companies may be acquired by each of the Funds to the extent permitted under the 1940 Act or any order pursuant thereto. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in connection with the Fund’s own operations.

Investments in other investment companies are subject to the risk of the securities in which those investment companies invest. In addition, to the extent the Fund invests in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of the Fund’s own operation. These costs include management, brokerage, shareholder servicing and other operational expenses.

Illiquid Securities

The term “illiquid securities” means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days, term deposits maturing in more than seven days, restricted securities (other than Rule 144A securities discussed below), privately issued interest-only and principal-only stripped asset-backed securities, over-the counter options and the assets used to cover written over-the-counter options, and municipal lease obligations (including certificates of participation) other than those the Adviser has determined are liquid pursuant to guidelines established by the Board. A Fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for a Fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

Restricted securities are not registered under the Securities Act of 1933, as amended (“Securities Act”), and may be sold only in privately negotiated or other exempted transactions or after a registration statement under the Securities Act has become effective. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

Not all restricted securities are illiquid. A large institutional market has developed for many U.S. and non-U.S. securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a “safe harbor” from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. These markets include automated systems for the trading, clearance and settlement of unregistered securities of U.S. and non-U.S. issuers, such as the PORTAL System sponsored by the Financial Industry Regulatory Authority. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a fund, however, could affect adversely the marketability of such portfolio securities, and the fund might be unable to dispose of them promptly or at favorable prices.

The Board has delegated the function of making day-to-day determinations of liquidity to the Adviser pursuant to guidelines approved by the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, which may include (1) the frequency of trades for the security, (2) the number of dealers willing to purchase and sell the security and the number of potential purchasers; (3) the number of dealers who undertake to make a market in the security; and (4) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). In some cases, the Adviser may determine presumptively illiquid securities to be liquid in accordance with SEC and Board guidelines. The Adviser monitors the liquidity of restricted securities in each Fund’s portfolio and reports periodically on such decisions to the Board.

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The Adviser also monitors each Fund’s overall holdings of illiquid securities. If a Fund’s holdings of illiquid securities exceed its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, changes in the relative market values of liquid and illiquid portfolio securities or shareholder redemptions), the Adviser will consider what action would be in the best interests of a Fund and its shareholders. Such action may include engaging in an orderly disposition of securities to reduce the Fund’s holdings of illiquid securities. However, a Fund is not required to dispose of illiquid securities under these circumstances.

Municipal lease obligations will not be considered illiquid if they (1) are publicly offered and are rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or (2) have a demand feature, which, if exercised, will result in payment of their par value within seven days. Municipal lease obligations not meeting either of these criteria (restricted municipal lease obligations) will not be considered illiquid for purposes of a Fund’s limitation on illiquid securities, provided the Adviser determines that there is a readily available market for such securities, in accordance with procedures adopted by the Board of Trustees. With respect to restricted municipal lease obligations, the Adviser will consider, pursuant to such procedures, the general credit quality of the restricted municipal lease obligations that are unrated, an analysis of such factors as (1) whether the lease can be cancelled; (2) if applicable, what assurance there is that the assets represented by the lease can be sold; (3) the strength of the leasee’s general credit (e.g., its debt, administrative, economic and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an event of nonappropriation); and (5) the legal recourse in the event of failure to appropriate; and any other factors unique to municipal lease obligations as determined by the Adviser.

When-Issued and Delayed Delivery Securities

These transactions are made to secure what is considered to be an advantageous price or yield for a Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund’s records at the trade date. These assets are marked to market and are maintained until the transaction has been settled.

The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case, there could be an unrealized loss at the time of delivery. An increase in the percentage of the Fund’s assets committed to the purchase of securities on a “when-issued basis” may increase the volatility of its NAV.

Temporary Investments

For defensive purposes, each Fund may temporarily invest all or a substantial portion of its assets in high quality debt securities, including money market instruments, or may temporarily hold cash. Money market instruments are high quality, short-term debt obligations (which generally have remaining maturities of one year or less), and may include:

•	U.S. government securities;

•	commercial paper;

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•	certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation; and

•	short-term obligations of foreign issuers denominated in U.S. dollars and traded in the United States.

The Funds treat variable and floating rate demand instruments as maturing on the next date on which the Fund can exercise the demand feature.

Money Market Instruments

The Funds may invest in any type of money market instruments, short-term debt securities or cash for temporary defensive purposes, to pay expenses and/or meet redemption requests. Money market instruments in which the Fund may invest include: U.S. government securities; certificates of deposit (“CDs”), time deposits (“TDs”) and bankers’ acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. The following is a more detailed description of such money market instruments.

CDs are short-term negotiable obligations of commercial banks. TDs are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

Recently enacted legislation will affect virtually every area of banking and financial regulation. The impact of the regulations is not yet fully known and may not be known for some time. In addition, new regulations to be promulgated pursuant to the legislation could adversely affect the Fund’s investments in money market instruments.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency (the “COTC”) and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation.

Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and government regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank.

Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the COTC and branches licensed by certain states (“State Branches”) may or may not be required to: (1) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

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Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as the Fund, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes.

Borrowing

The Funds may also borrow money from banks and enter into reverse repurchase agreements for temporary, extraordinary or emergency purposes (but not for investment for Ultra Short Fund), including to make payments to pay redemptions, subject to the overall limitation that total borrowings by that Fund (including borrowing through reverse repurchase agreements) may not exceed 33 1/3% of the value of a Fund’s total assets (measured in each case at the time of borrowing).

Cybersecurity Risk

With the increased use of technologies such as mobile devices and Web-based or “cloud” applications, and the dependence on the Internet and computer systems to conduct business, the Funds are susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause a Fund to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service a Fund’s operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on a Fund’s websites (i.e., efforts to make network services unavailable to intended users). In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on a Fund’s systems.

Cybersecurity incidents affecting the Funds’ Adviser, other service providers to the fund or its shareholders (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both a Fund and shareholders, interference with a Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business and a Fund to process transactions (including fulfillment of Fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private shareholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which a Fund invests, counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers ) and other parties. In addition, substantial costs may be incurred in order to safeguard against and reduce the risk of any cybersecurity incidents in the future. In addition to administrative, technological and procedural safeguards, the Adviser has established business continuity plans in the event of such cybersecurity incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. Furthermore, a Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect a Fund or its shareholders. A Fund and its shareholders could be negatively impacted as a result.

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Redemption Risk

A Fund may experience periods of heavy redemptions that could cause a Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in a Fund could hurt performance and/or cause the remaining shareholders in the Fund to lose money. Further, if one decision maker has control of Fund shares owned by separate Fund shareholders, including clients or affiliates of a Fund’s Adviser, redemptions by these shareholders may further increase a Fund’s redemption risk. If a Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.

INVESTMENT RESTRICTIONS

The Funds are subject to a variety of investment restrictions. Certain of these restrictions are deemed fundamental, and may not be changed without the approval of the holders of a majority of a Fund’s outstanding voting securities. A “majority of the outstanding voting securities” of a Fund for this purpose means the lesser of (i) 67% of the shares of that Fund represented at a meeting at which holders of more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund.

Except as otherwise stated in this SAI or in the Prospectus, if a percentage limitation set forth in an investment policy or restriction of a Fund is adhered to at the time of investment or at the time the Fund engages in a transaction, a subsequent increase or decrease in percentage resulting from a change in value of an investment or position, or a change in either net assets or total assets of the Fund, will not result in a violation of such restriction.

Pursuant to its fundamental investment restrictions, a Fund (unless otherwise noted) may not:

1.	With respect to 75% of its total assets, purchase a security, other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, if as a result of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of any one issuer, or the Fund would own more than 10% of the voting securities of any one issuer;

The SEC has taken the position that, for purposes of the restrictions applicable to a fund’s diversification, investments in securities of other investment companies, including in exchange-traded funds, are considered investments in the portfolio securities of such investment companies.

2.	Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry; and further provided that, notwithstanding any other fundamental investment policy or limitation, a Fund may invest all of its investable assets in a single open-end management investment company that has the same investment objective and substantially the same investment policies as the Fund;

3.	Issue senior securities as defined by the 1940 Act, or borrow money, except that the Funds may borrow from banks for temporary, extraordinary or emergency purposes (but not for investment for Ultra Short Fund) in an amount up to one-third of the value of their respective total assets (calculated at the time of the borrowing). A Fund may not make additional investments while it has any borrowings outstanding. This restriction shall not be deemed to prohibit a Fund from purchasing or selling securities on a when-issued or delayed delivery basis, or entering into repurchase agreements.

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4.	For Ultra Short Fund only, purchase or sell commodities or commodity contracts, or real estate or interests in real estate (including limited partnership interests), except that the Fund, to the extent not prohibited by other investment policies, may purchase and sell securities of issuers that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and may purchase and sell securities secured by real estate or interests therein;

Because most swaps are now considered interests under the Commodity Exchange Act and its rules, the Funds’ fundamental investment restriction related to investing in commodity interests is being interpreted to permit a Fund to engage in transactions in swaps and options on swaps related to financial instruments, such as securities, securities indexes, currencies, and other financial instruments, but not to engage in transactions in swaps related to physical commodities, such as oil or metals:

The High Yield Municipal Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5.	Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of securities, the Fund may be deemed to be an underwriter under the 1933 Act;

6.	Make loans of money or securities, except through the purchase of permitted investments, including repurchase agreements;

7.	Make short sales of securities or purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; or

8.	Pledge, hypothecate, mortgage or otherwise encumber the Fund’s assets, except as may be necessary to secure permitted borrowings. (Collateral and other arrangements incident to permissible investment practices are not deemed to be subject to this restriction.)

The Ultra Short Fund’s policy to invest at least 80% of its net assets in tax-exempt obligations the income from which is exempt from federal income tax other than the AMT is fundamental and may not be changed without shareholder approval. The Fund may change any of its other investment policies (and its investment objective) without shareholder approval. The Fund will not change its investment objective without providing at least 60 days’ prior notice to shareholders.

The High Yield Municipal Fund’s policy to invest at least 80% of its net assets in municipal obligations the income from which is exempt from federal income tax other than the AMT is fundamental and may not be changed without shareholder approval. The Fund may change any of its other investment policies (and its investment objective) without shareholder approval. The Fund will not change its investment objective without providing at least 60 days’ prior notice to shareholders.

The Ultra Short Fund has the following additional investment restrictions which are not fundamental and may be changed by the Board without a vote of shareholders. Under these restrictions, a Fund may not invest in oil, gas or other mineral leases, rights, royalty contracts, or exploration or development programs.

With respect to the fundamental policy relating to the concentration of investments set forth in (2) above, the Ultra Short Fund intends to include its investments in securities of other industry-specific investment companies for purposes of calculating the Ultra Short Fund’s industry concentration, to the extent practicable.

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PORTFOLIO TURNOVER

For the fiscal years ended October 31, 2017 and 2016 the portfolio turnover rates for the Funds are presented in the table below. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, or changes in the Adviser’s investment strategy.

Portfolio Turnover Rates	2017	2016
Ultra Short Fund	214%	143%
High Yield Municipal Fund	151%	132%

MANAGEMENT

The Board has the responsibility for the overall management of the Trust and each Fund, including general supervision and review of each Fund’s investment activities and the stated policies of a Fund. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations.

The Trustees, including the Trustees who are not “interested persons” as that term is defined under the 1940 Act (“Independent Trustees”), and executive officers of the Trust, their ages and principal occupations during the past five years are set forth below. The address of each Trustee and officer is 2500 Westchester Avenue, Suite 215, Purchase, New York 10577.

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Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee
H. Guy Leibler (1954)	Independent Trustee	Indefinite, since the Trust’s inception	President, Simone Healthcare Development (since 2013); Private investor (since 2007).	10	Chairman Emeritus, White Plains Hospital Center (since 1988); Trustee of each of the Alpine Trusts (1996 to Present).**
Jeffrey E. Wacksman (1960)	Independent Trustee	Indefinite, since 2004	Partner, Loeb, Block & Partners LLP (law firm) (since 1994).	10	Director, International Succession Planning Association (since 2008); Director, Bondi Icebergs Inc. (women’s sportswear) (since 1994); Director, MH Properties, Inc. (a real estate holding company) (since 1996); Trustee of each of the Alpine Trusts.**
Eleanor T.M. Hoagland (1951)	Independent Trustee	Indefinite, since October 2012	Principal, VCS Advisory, LLC (since 2011); Chief Compliance Officer and Senior Managing Director of Magni Asset Management LLC (since 2011) and Park Fifth Capital Management LLC (2011 to 2013).	10	Trustee of each of the Alpine Trusts.**

Interested Trustee & Officers

Name, Address and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex*	Other Directorships Held by Trustee
Samuel A. Lieber*** (1956)	Interested Trustee and President	Indefinite, since the Trust’s inception	Chief Executive Officer, Alpine Woods Capital Investors, LLC (since 1997); President of Alpine Trusts (since 1998).	10	Trustee of each of the Alpine Trusts.**
Stephen A. Lieber**** (1925)	Vice President	Indefinite, since the Trust’s inception	Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC (since 1999).	10	N/A
Kenneth Corrado (1964)	Chief Compliance Officer	Indefinite, since July 2013	Chief Compliance Officer, Alpine Woods Capital Investors, LLC (since July 2013); Independent Compliance Consultant (2012 to 2013); Vice President and Deputy Chief Compliance Officer, Artio Global Management, LLC (2007 to 2012).	10	N/A

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Name, Address and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex*	Other Directorships Held by Trustee
Ronald G. Palmer, Jr. (1968)	Chief Financial Officer	Indefinite, since 2010	Chief Financial Officer, Alpine Woods Capital Investors, LLC (since January 2010).	10	N/A
Joe C. Caruso (1971)	Treasurer	Indefinite, since July 2013	Fund Accountant, Alpine Woods Capital Investors, LLC (since 2011).	10	N/A
Andrew Pappert (1980)	Secretary	Indefinite, since 2009	Director of Fund Operations, Alpine Woods Capital Investors, LLC (since September 2008).	10	N/A

*	Alpine Woods Capital Investors, LLC currently manages ten portfolios within the six investment companies that comprise the Alpine Trusts. The Alpine Equity Trust, Alpine Series Trust and Alpine Income Trust are each registered as an open-end management investment company. The Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund and Alpine Global Premier Properties Fund are each registered as a closed-end management investment company. The Trustees currently oversee ten portfolios within the six Alpine Trusts.
**	The Trustees are members of the Board of Trustees for each of the Alpine Equity Trust, Alpine Income Trust, Alpine Series Trust, Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund and Alpine Global Premier Properties Fund (the “Alpine Trusts”).
***	Denotes Trustees who are “interested persons” of the Trust or Fund under the 1940 Act.
****	Stephen A. Lieber is the father of Samuel A. Lieber.

The Board believes that each Trustee's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite attributes and skills. The Board also believes that the Trustees' ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties support this conclusion.

In addition, the following specific experience, qualifications, attributes and/or skills apply to each Trustee. Mr. Leibler has substantial experience as a senior executive of an operating company. Mr. Wacksman has substantial experience practicing law and advising clients with respect to various business transactions. Ms. Hoagland has over twenty years of experience in the fund and investment advisory business. Mr. Lieber has been the Chief Executive Officer of the Adviser since its inception and has substantial experience as an executive and portfolio manager and in leadership roles with Alpine Funds and the Adviser. References to the experience, qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise, and shall not impose any greater responsibility or liability on any such person or on the Board as a whole.

The Board has three standing Committees: (1) the Audit Committee, (2) the Valuation Committee and (3) the Nominating Committee. Each Committee consists of all four of the Independent Trustees. Where deemed appropriate, the Board may constitute ad hoc committees.

Mr. Lieber serves as Chairman of the Board and Mr. Leibler serves as Lead Independent Trustee. The Lead Independent Trustee works with the Chairman of the Board to set the agendas for Board meetings. The Lead Independent Trustee also serves as a key point person for interaction between management and the Independent Trustees. The Board has determined that its leadership structure is appropriate. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information between the Independent Trustees and management.

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The Audit Committee oversees the scope of the Funds’ audit, the Funds’ accounting and financial reporting policies and practices and its internal controls. The Audit Committee assists the Board in fulfilling its responsibility for oversight of the integrity of the Funds’ accounting, auditing and financial reporting practices, the qualifications and independence of the Funds’ independent registered public accounting firm and the Funds’ compliance with legal and regulatory requirements. The Audit Committee approves, and recommends to the Board for ratification, the selection, appointment, retention or termination of the Funds’ independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Funds by the independent registered public accounting firm and all permissible non-audit services provided by the Funds’ independent registered public accounting firm to its Adviser and service providers if the engagement relates directly to the Funds’ operations and financial reporting. The Audit Committee met four times during the fiscal year ended October 31, 2017.

The Valuation Committee is responsible for (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the Board of Trustees is not in session, reviewing and approving the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the Board of Trustees. The Valuation Committee met four times during the fiscal year ended October 31, 2017.

The Nominating Committee is responsible for overseeing Board governance and related Trustee practices, including selecting and nominating all persons for election or appointment as an Independent Trustee. The Nominating Committee may consider nominees recommended by a shareholder. In evaluating potential nominees, including any nominees recommended by shareholders, the Nominating Committee takes into consideration various factors, including, among any others it may deem relevant, character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Funds and their shareholders. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. The Nominating Committee met four times during the fiscal year ended October 31, 2017.

Service providers to the Funds, primarily the Adviser, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management. As an integral part of its responsibility for oversight of the Funds, the Board oversees risk management of the Funds’ investment program and business affairs. Oversight of the risk management process is part of the Board’s general oversight of the Funds and their service providers.

The Funds are subject to a number of risks, including investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. The Adviser or various service providers to the Funds employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Funds’ and the Adviser’s Chief Compliance Officer as well as personnel of other service providers, such as the Funds’ independent registered public accounting firm, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto. The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to inherent limitations.

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Compensation

The Fund Complex known as the Alpine Trusts is comprised of six separate registrants consisting of twelve portfolios as of October 31, 2017 and currently consisting of ten portfolios. The six separate registrants include the Alpine Equity Trust, Alpine Series Trust and Alpine Income Trust (each registered as an open-end management investment company) and the Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund and Alpine Global Premier Properties Fund (each registered as a closed-end management investment company).

The Alpine Trusts pay an annual fee to each Trustee who is not an officer or employee of the Adviser or Distributor (or any affiliated company of the Adviser or Distributor) in the amount of $125,000 for the Fund Complex. The Alpine Trusts pay an additional $25,000 annually to the Lead Independent Trustee. Travel expenses of Trustees who are not affiliated persons of the Adviser or the Distributor (or any affiliated company of the Adviser or the Distributor) that are incurred in connection with attending meetings of the Board will also be reimbursed. Those fees and expenses are allocated to each fund based on relative assets within the Fund Complex.

Set forth below for each of the Trustees is the aggregate compensation paid to such Trustees by the Trusts:

Name	Aggregate Compensation from Alpine Income Trust(1)	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Trustees(2)
H. Guy Leibler	$43,454	$0	$0	$125,000
Jeffrey E. Wacksman	$34,763	$0	$0	$100,000
Eleanor T.M. Hoagland	$34,763	$0	$0	$100,000

(1)	Trustees' fees and expenses are allocated among all of the Funds comprising the Trust. For the fiscal year ended October 31, 2017, the Trustees fees and expenses were allocated to each Fund as follows: $96,690 to the Ultra Short Fund and $16,290 to the High Yield Municipal Fund.

(2)	These figures represent the annual aggregate compensation by the Fund Complex for the fiscal year ended October 31, 2017. As of October 31, 2017, the Fund Complex was comprised of six separate registrants consisting of twelve portfolios. The Fund Complex is currently comprised of six separate registrants consisting of ten portfolios.

Trustee and Officer Ownership of Fund Shares

As of December 31, 2017, Samuel A. Lieber owned either directly or through an immediate family member 2.60% of the Ultra Short Fund –Institutional Class, and 5.05% of the High Yield Municipal Fund. Stephen A. Lieber owned either directly or through an immediate family member 4.06% of the Ultra Short Fund – Institutional Class and 4.68% of the High Yield Municipal Fund. All other officers and Trustees owned as a group less than 1% of the outstanding shares of the Funds.

Set forth below is the dollar range of equity securities of each of the Funds beneficially owned by each Trustee as of December 31, 2017:

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Amount Invested Key
A. None
B. $1-$10,000
C. $10,001-$50,000
D. $50,001-$100,000
E. Over $100,000

Name	Alpine Ultra Short Municipal Income Fund	Alpine High Yield Managed Duration Municipal Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Independent Trustees
H. Guy Leibler	A	A	B
Jeffrey E. Wacksman	A	A	E
Eleanor T.M. Hoagland	A	A	D
Interested Trustee
Samuel A. Lieber	E	E	E

*	Includes holdings of each series of Alpine Equity Trust (Alpine International Real Estate Equity Fund, Alpine Realty Income & Growth Fund and Alpine Global Infrastructure Fund), each series of Alpine Income Trust (Alpine Ultra Short Municipal Income Fund and Alpine High Yield Managed Duration Municipal Fund), each series of Alpine Series Trust (Alpine Dynamic Dividend Fund, Alpine Financial Services Fund, Alpine Small Cap Fund and Alpine Rising Dividend Fund), Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund and Alpine Global Premier Properties Fund. Since December 31, 2017, the Alpine Financial Services Fund and Alpine Small Cap Fund have liquidated.

As of December 31, 2017, Lieber family beneficial holdings in the two unregistered funds managed by the Adviser included 51.63% of Alpine Woods Growth Values Financial Equities, L.P. and 77.02% of Alpine Woods Growth Values, L.P.

Other than as set forth in the foregoing table, during the calendar years ended December 31, 2016 or December 31, 2017, no Trustee who is not an interested person of the Trust or immediate family member of such Trustee had:

(i)	any direct or indirect interest in the Adviser or the Distributor of the Funds or their affiliates; or

(ii)	any material interest, direct or indirect in any transaction or series of similar transactions in which the amount involved exceeds $120,000; or

(iii)	any direct or indirect relationship, in which the amount involved exceeds $120,000 including payments for property or services to or from, provision of legal services to, provision of investment banking services to (other than as a participating underwriting in a syndicate); or

(iv)	any consulting or other relationship that is substantially similar in nature and scope to the foregoing relationships, with:

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(A) the Funds; (B) an officer of the Funds; (C) an investment company, or person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the 1940 Act (15 U.S.C. 80a-3(c)(1) and (c)(7)), having the same investment adviser or principal underwriter as the Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or the Distributor; (D) an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act (15 U.S.C. 80a-3(c)(1) and (c)(7)), having the same investment adviser or principal underwriter as the Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or the Distributor; (E) the Adviser or the Distributor; (F) an officer of the Adviser or the Distributor; (G) a person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor; or (H) an officer of a person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor (excluding routine, retail relationships, including credit cards, bank or brokerage accounts, residential mortgages, insurance policies, etc.).

No officer of the Adviser or the Distributor, or officers of persons directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor has served during the two most recently completed calendar years, on the board of directors of a company where an Independent Trustee or immediate family member of such Trustee, was, during the two most recently completed calendar years, an officer.

Control Persons and Principal Holders of Securities

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of any Fund. As a result, the Trust has identified no shareholder who could be considered a control person and principal shareholder of any Fund.

Set forth below is information with respect to each person, who, to the Trust’s knowledge, owned beneficially or of record more than 5% of any class of a Fund’s total outstanding shares and their aggregate ownership of such Fund’s total outstanding shares as of February 16, 2018.

Alpine Ultra Short Municipal Income Fund - Institutional Class

Name and Address	Percentage Ownership	Type of Ownership
Charles Schwab & Co. Inc. 211 Main St. San Francisco, CA 94105-1905	24.38	Record
UBS WM USA 1000 Harbor Blvd. Weehawken, NJ 07086-6761	18.34	Record
Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake. Dr. E Jacksonville, FL 32246-6484	12.90	Record

Alpine Ultra Short Municipal Income Fund - Class A

Name and Address	Percentage Ownership	Type of Ownership
UBS WM USA 1000 Harbor Blvd. Weehawken, NJ 07086-6761	47.95	Record

Alpine High Yield Managed Duration Municipal Fund - Institutional Class

Name and Address	Percentage Ownership	Type of Ownership
UBS WM USA 1000 Harbor Blvd. Weehawken, NJ 07086-6761	12.75	Record
Charles Schwab & Co. Inc. 211 Main St. San Francisco, CA 94105-1905	11.21	Record
Samuel A. Lieber C/O Alpine Woods Capital Investors, LLC 2500 Westchester Ave., Suite 215 Purchase, NY 10577-2515	6.62	Beneficial

Alpine High Yield Managed Duration Municipal Fund - Class A

Name and Address	Percentage Ownership	Type of Ownership
UBS WM USA 1000 Harbor Blvd. Weehawken, NJ 07086-6761	47.99	Record

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INVESTMENT ADVISORY ARRANGEMENTS

The management of the Funds are supervised by the Board of Trustees of the Trust. Alpine Woods Capital Investors, LLC provides investment advisory services to the Funds pursuant to investment advisory agreements entered into with the Trust (“Advisory Agreement”).

The Adviser, located at 2500 Westchester Avenue, Suite 215, Purchase, New York, 10577, is a Delaware limited liability company organized on December 3, 1997. It was formed for the purpose of providing investment advisory and management services to investment companies (including the Funds) and other advisory clients. All membership interests in the Adviser are owned by Alpine Woods, L.P. Samuel A. Lieber has a majority interest in Alpine Woods, L.P. and is the controlling person of its general partner, Alpine Woods, GP LLC. He co-founded the Adviser with his father, Stephen A. Lieber.

Under each Advisory Agreement, the Adviser has agreed to furnish reports, statistical and research services and recommendations with respect to each Fund’s portfolio of investments. In addition, the Adviser provides office facilities to the Funds and performs a variety of administrative services. Each Fund bears all of its other expenses and liabilities, including expenses incurred in connection with maintaining its registration under the 1933 Act and the 1940 Act, printing prospectuses (for existing shareholders) as they are updated, state qualifications, mailings, brokerage, custodian and stock transfer charges, printing, legal and auditing expenses, expenses of shareholders’ meetings and reports to shareholders.

The annual percentage rate and method used in computing the investment advisory fee of the Funds are described in the Prospectus.

The advisory fees paid by the Ultra Short Fund to the Adviser for the three most recent fiscal years ended October 31, were as follows:

Year	Total Fees Accrued by Adviser	(Fees Waived)/ Expenses Recovered	Balance Paid to Adviser
2017	$5,399,477	$(2,342,579)	$3,056,898
2016	$6,125,581	$(3,156,071)	$2,969,510
2015	$7,564,188	$(4,300,255)	$3,263,933

The advisory fees paid by the High Yield Municipal Fund to the Adviser for the three most recent fiscal years ended October 31, were as follows:

Year	Total Fees Accrued by Adviser	(Fees Waived)/ Expenses Recovered	Balance Paid to Adviser
2017	$1,302,450	$(381,767)	$920,683
2016	$759,453	$(216,236)	$543,217
2015	$296,375	$(115,542)	$180,833

Each Advisory Agreement is terminable, without the payment of any penalty, on sixty days’ written notice, by a vote of the holders of a majority of a Fund’s outstanding shares, by a vote of a majority of the Trustees or by the Adviser. Each Advisory Agreement provides that it will automatically terminate in the event of its assignment. Each Advisory Agreement provides in substance that the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or of reckless disregard of its obligations thereunder.

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The initial Advisory Agreement for the Ultra Short Fund was approved by the Trustees, including a majority of the Independent Trustees, on November 15, 2002 and continues in effect from year to year after its initial term provided that its continuance is approved annually by the Trustees or by a majority of the outstanding voting shares of the Fund, and in each case is also approved by a majority of the Independent Trustees by vote cast in person at a meeting duly called for the purpose of voting on such approval. The High Yield Municipal Fund’s Advisory Agreement became effective on December 19, 2012 and was approved by the persons then serving as Trustees, including a majority of the Independent Trustees, on December 19, 2012.

The Adviser has agreed contractually to waive and/or reimburse expenses of the Ultra Short Fund so that total annual fund operating expenses (including 12b-1 fees, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed annually 0.70% of the average net assets of the Class A shares and 0.45% of the average net assets of the Institutional Class shares. The Adviser has agreed contractually to waive and/or reimburse expenses of the High Yield Municipal Fund so that total annual fund operating expenses (including 12b-1 fees, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed annually 0.90% of the average net assets of the Class A shares and 0.65% of the average net assets of the Institutional Class shares. These arrangements cannot be terminated prior to February 28, 2019 without the Board of Trustees’ consent. The Adviser may recapture amounts waived and/or reimbursed to a class if such recapture occurs within three years of the waiver and/or reimbursement and does not cause the total annual fund operating expenses of a Fund for any year to exceed the limits described above.

Waived expenses subject to potential recovery by year of expiration are as follows:

Year of Expiration	Ultra Short Fund
10/31/18	$2,283,138
10/31/19	$1,983,569
10/31/20	$2,196,306

Year of Expiration	High Yield Municipal Fund
10/31/18	$115,543
10/31/19	$205,015
10/31/20	$381,767

Trade Allocations

Securities considered as investments for a Fund may also be appropriate for other investment accounts managed by the Adviser or its affiliates. If transactions on behalf of more than one fund during the same period increase the demand for securities purchased or the supply of securities sold, there may be an adverse effect on price or quantity. In addition, under its arrangements with the three unregistered funds that it manages, the General Partner of the unregistered funds, which is an affiliate of the Adviser, is entitled to receive an incentive allocation to the extent that returns for any of those Funds exceed a threshold return. This may create an incentive for the Adviser to allocate attractive investment opportunities to such funds. The Adviser has adopted a trade allocation policy to prohibit any allocation of trades in a manner that would permit the Adviser’s proprietary accounts (including any of the Funds or unregistered funds where at least 25% of account’s assets belong to the Adviser or Messrs. Samuel or Stephen Lieber, their family members and accounts for the benefit of such family members), affiliated accounts, or any particular or group of Fund(s) and/or other investment account(s) to receive more favorable treatment than any other Fund(s) and/or other investment account(s). The Adviser may aggregate trade orders in order for the Fund(s) and/or other investment account(s) to receive the benefits of volume pricing and the sharing of trading costs. If the aggregated order is filled in its entirety, it will be allocated among the Fund(s) and/or other investment account(s) in accordance with the stated allocation on the trade ticket at the average price obtained for all executions for the same security on the same side of the market on the same day; if the order is partially filled, it will generally be allocated pro rata in proportion to the individual Fund(s)’ and/or other investment account(s) original stated allocations listed in the trade order ticket. Notwithstanding the requirements described above, the Adviser’s trade allocation policy permits occasional instances where an order may have a final allocation different from that specified on the trade ticket. This differential is permitted as long as, over time, all participating Fund(s) and/or other investment account(s) receive fair and equitable treatment.

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While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of the Trustees that the benefits of these policies outweigh any potential disadvantages that may arise from exposure to simultaneous transactions.

PORTFOLIO MANAGERS

Ultra Short Fund

Mr. Jonathan Mondillo, Portfolio Manager and Head of Fixed Income Trading for the Adviser, and Mr. Mark Taylor, Portfolio Manager and Head of Municipal Research of the Adviser, are the co-portfolio managers primarily responsible for the investment decisions of the Fund and have managed the Fund since February 2015 and February 2016, respectively.

High Yield Municipal Fund

Mr. Mark Taylor, Portfolio Manager and Head of Municipal Research of the Adviser, and Mr. Jonathan Mondillo, Portfolio Manager and Head of Fixed Income Trading of the Adviser, are the co-portfolio managers primarily responsible for the investment decisions of the Fund and have managed the Fund since its inception.

The tables below identifies the portfolio managers, the number of accounts (other than the noted Fund) for which each portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, other accounts and, if applicable, the number of accounts and total assets in the accounts where fees are based on performance as of December 31, 2017.

Ultra Short Fund

Jonathan Mondillo			with Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets ($ in millions)	Number of Accounts	Total Assets ($ in millions)
Registered Investment Companies	1	251.0	0	$0
Other Pooled Investments	0	0	0	$0
Other Accounts	0	0	0	$0

Mark Taylor			with Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets ($ in millions)	Number of Accounts	Total Assets ($ in millions)
Registered Investment Companies	1	251.0	0	$0
Other Pooled Investments	0	0	0	$0
Other Accounts	0	0	0	$0

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High Yield Fund

Jonathan Mondillo			with Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets ($ in millions)	Number of Accounts	Total Assets ($ in millions)
Registered Investment Companies	1	1,019.6	0	$0
Other Pooled Investments	0	0	0	$0
Other Accounts	0	0	0	$0

Mark Taylor			with Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets ($ in millions)	Number of Accounts	Total Assets ($ in millions)
Registered Investment Companies	1	1,019.6	0	$0
Other Pooled Investments	0	0	0	$0
Other Accounts	0	0	0	$0

Material Conflicts of Interest. Where conflicts of interest arise between a Fund and other accounts managed by the portfolio managers, the portfolio managers will proceed in a manner that ensures that a Fund will not be treated materially less favorably. There may be instances where similar portfolio transactions may be executed for the same security for more than one account managed by the portfolio managers. In such instances, securities will be allocated in accordance with the Adviser’s trade allocation policy.

Compensation. The Adviser’s compensation and incentive program varies by professional and discipline. A portfolio manager’s compensation is comprised of a fixed base salary and a bonus. The base salary is not based on the value of the assets managed but rather on the individual portfolio manager’s experience and responsibilities. The bonus also varies by strategy, individual and value of assets managed, and is based upon criteria that incorporate the Adviser’s assessment of a Fund’s performance relative to returns of comparable mutual funds tracked by Lipper Analytical Services, Inc., Morningstar or Bloomberg LLP, as well as a portfolio manager’s corporate citizenship and overall contribution to the Firm.

Securities Owned in the Funds by Portfolio Managers. As of December 31, 2017 the portfolio managers owned the following equity securities in the Funds:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund A. None B. $1-$10,000 C. $10,001-$50,000 D. $50,001-$100,000 E. $100,001-$500,000 F. $500,001-$1,000,000 G. Over $1,000,000
	Ultra Short Fund	High Yield Municipal Fund
Mark Taylor	A	A
Jonathan Mondillo	A	A

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DISTRIBUTION AND SHAREHOLDER SERVICING

Distributor

Each Fund has entered into a distribution agreement with Quasar Distributors, LLC, located at 615 East Michigan Street, Milwaukee, WI 53202 (the “Distributor”). The Distributor’s obligation is an agency or “best efforts” arrangement under which the Distributor will use best efforts to effect sales of shares of each Fund, but is not obligated to sell any certain number of shares. The public offering of each Fund’s shares is continuous. The distribution agreement is renewable from year to year if approved (1) by the Board or the vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of a Fund, and (2) by a majority vote of the Board who are not “interested persons” of any party to the distribution agreement, cast in person at a meeting called for the purpose of voting on such approval.

Distribution and Shareholder Servicing Plans

The Ultra Short Fund and High Yield Municipal Fund have each adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Class A shares of a Fund in connection with the distribution of shares as follows:

Class A	Distribution and Service (12b-1) Fee (as a % of average daily net assets)
Ultra Short Fund	0.25%
High Yield Municipal Fund	0.25%

Payments may be made by the Class A shares under the Plan for the purpose of financing any activity primarily intended to result in the sale of shares of a Fund, as determined by the Board. Such activities typically include advertising; compensation for sales and sales marketing activities of financial service agents and others, such as dealers or distributors; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead. To the extent any activity is one which a Fund (or class) may finance without the Plan, the Class A shares may also make payments to finance such activity outside of the Plan and not subject to its limitations. Payments under the Plan are based upon a percentage of average daily net assets attributable to a Fund regardless of the amounts actually paid or expenses actually incurred by the Distributor; however, in no event, may such payments exceed the maximum allowable fee. It is, therefore, possible that the Distributor may realize a profit in a particular year as a result of these payments. The Plan increases a Fund’s expenses from what they would otherwise be.

The Plan is subject to the provisions of Rule 12b-1 under the 1940 Act, which requires that the Board receive and review at least quarterly reports concerning the nature and qualification of expenses which are made, that the Board, including a majority of the Independent Trustees, approve all agreements implementing the Plan and that the Plan may be continued from year-to-year only if the Board, including a majority of the Independent Trustees, concludes at least annually that continuation of the Plan is likely to benefit shareholders.

In their consideration of the Plan, the Board, including a majority of the Independent Trustees, considered all factors they deemed relevant and concluded that there is reasonable likelihood that the Plan will benefit each Fund and its shareholders.

No interested person of the Trust, the Funds, or any Independent Trustee has any direct or indirect financial interest in the operation of the Plans except to the extent that the Distributor and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plan.

The Funds may enter into agreements with certain organizations that provide various services to Fund shareholders. Pursuant to such agreements, organizations that provide shareholder services may be entitled to receive fees from the Fund at an annual rate of up to 0.25% of the average daily net assets of the shares covered by their respective agreements for shareholder support pursuant to the Plan. Such support may include, among other things, assisting investors in processing their purchase, exchange, or redemption requests, or processing dividend and distribution payments.

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During the fiscal year ended October 31, 2017 and 2016, the Funds paid the following Rule 12b-1 fees, all of which were paid to the Distributor:

Class A	Distribution and Service (12b-1) Fee
	2017	2016
Ultra Short Fund	$523,540	$511,941
High Yield Municipal Fund	$108,440	$60,390

The Adviser may pay out of its own legitimate profits similar amounts to investors or sellers of the Funds’ shares.

SERVICE PROVIDERS

Transfer Agent

DST Asset Manager Solutions, Inc. (formerly Boston Financial Data Services, Inc.), 2000 Crown Colony Drive, Quincy, MA 02169 (the “Transfer Agent”), acts as each Fund’s transfer agent and dividend-disbursing agent.

Administrator, Fund Accountant and Custodian

State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, acts as each Fund’s administrator, fund accountant and custodian and assists in the supervision of all aspects of the operations of the Fund (except those performed by the Adviser); preparing certain period reports; assisting in the preparation of tax returns; and preparing materials for use in connection with meetings of Trustees and shareholders.

The administration, accounting and custody fees paid by the Funds for the three most recent fiscal years ended October 31, were as follows:

Total Fees Paid ($)
Ultra Short Fund
2017	$347,318
2016	$342,786
2015	369,067
High Yield Fund
2017	$61,162
2016	$35,314
2015	13,457

Independent Registered Public Accounting Firm

Ernst & Young LLP, 5 Times Square, New York, NY 10036, an independent registered public accounting firm, audits and reports upon the Funds’ financial statements and financial highlights.

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Fund Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019, serves as counsel to the Trust and each of the Funds.

PORTFOLIO TRANSACTIONS AND BROKERAGE TRANSACTIONS

Decisions regarding the placement of orders to purchase and sell investments for the Funds are made by the Adviser. It is anticipated that most purchase and sale transactions involving debt securities will be with the issuer, an underwriter, or with major dealers in such securities acting as principals. Such transactions are normally effected on a net basis and generally do not involve payment of brokerage commissions. However, the cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter. Purchases or sales from dealers will normally reflect the spread between the bid and ask price.

In placing orders for the purchase and sale of investments for the Funds, the Adviser places transactions with those brokers and dealers who it believes provide the most favorable prices and which are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing transactions with those brokers and dealers who also furnish research or research related services to the Funds or the Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of securities. The information and services received by the Adviser from brokers and dealers may be of benefit in the management of accounts of other clients and may not in all cases benefit a Fund directly. While such services are useful and important in supplementing its own research and facilities, the Adviser believes the value of such services is not determinable and does not significantly reduce its expenses.

The value of each Fund’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) if any portion of such holdings were purchased during the fiscal year ended October 31, 2017 are as follows:

Fund Name	Regular Broker/Dealer	Debt/Equity	Aggregate Holdings
Ultra Short Fund	None	N/A	N/A
High Yield Municipal Fund	None	N/A	N/A

PORTFOLIO HOLDINGS INFORMATION

The Adviser and the Funds maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. These portfolio holdings disclosure policies have been approved by the Board.

The Funds post their complete portfolio holdings at www.alpinefunds.com on a quarterly basis. The Funds intend to post their complete portfolio holdings 45 calendar days following the quarter-end. The Funds intend to make their top ten holdings available at www.alpinefunds.com on a monthly basis. The Funds intend to post this information 10 days following each month-end. Such information will remain available until the next month’s or quarter’s holdings are posted.

From time to time rating and ranking organizations such as S&P’s and Morningstar, Inc. may request complete portfolio holdings information in connection with rating the Funds. Similarly, pension plan sponsors and/or their consultants may request a complete list of portfolio holdings in order to assess the risks of the Funds’ portfolio along with related performance attribution statistics. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information. To prevent such parties from potentially misusing portfolio holdings information, the Funds will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of at least thirty days, as described above. In addition, the Funds’ Chief Compliance Officer (“CCO”), or a designated officer of the Trust, may grant exceptions to permit additional disclosure of portfolio holdings information at differing times and with differing lag times to rating agencies and to pension plan sponsors and/or their consultants, provided that (1) the recipient is subject to a confidentiality agreement, (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the Funds and will not use the information to facilitate or assist in any investment program, and (3) the recipient will not provide access to third parties to this information. Rating and ranking organizations, the Funds’ service providers and pension plan sponsors and/or their consultants and any other entity are subject to these restrictions.

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In addition, the Funds’ service providers may receive portfolio holdings information in connection with their services to the Funds. In no event shall the Adviser, its affiliates or employees, or the Funds receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

The furnishing of non-public portfolio holdings information to any third party (other than authorized governmental and regulatory personnel) requires the approval of the CCO. The CCO or a designated officer of the Trust will approve the furnishing of non-public portfolio holdings to a third party only if they consider the furnishing of such information to be in the best interest of the Funds and its shareholders. No consideration may be received by the Funds, the Adviser, any affiliate of the Adviser or their employees in connection with the disclosure of portfolio holdings information. The Board receives and reviews annually a list of the persons who receive non-public portfolio holdings information and the purpose for which it is furnished.

TAXES

The following is a summary discussion of the material U.S. federal income tax consequences that may be relevant to a shareholder of acquiring, holding and disposing of shares of a Fund. This discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. In addition, the discussion does not address any state, local or foreign tax consequences, and it does not address any U.S. federal tax consequences other than U.S. federal income tax consequences. The discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations (possibly with retroactive effect). No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting a Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors to determine the specific tax consequences to them of investing in a Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

Tax reform legislation commonly known as the Tax Cuts and Jobs Act (the “Tax Act”) was enacted on December 22, 2017. The Tax Act makes significant changes to the U.S. federal income tax rules for individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Most of the changes applicable to individuals are temporary and, without further legislation, will not apply after 2025. The application of certain provisions of the Tax Act is uncertain, and the changes in the act may have indirect effects on a Fund, its investments and its shareholders that cannot be predicted. In addition, legislative, regulatory or administrative changes could be enacted or promulgated at any time, either prospectively or with retroactive effect. Prospective investors should consult their tax advisors regarding the implications of the Tax Act on their investment in a Fund.

Distributions of Net Investment Income

Each Fund receives income generally in the form of interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by the Fund from net tax-exempt income, if reported to you as exempt-interest dividends, will constitute income exempt from U.S. federal income tax (although potentially not free from federal AMT). Also, if you are a taxable investor, any distributions by the Fund from taxable income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

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A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Distributions reported by a Fund as deriving from net gains on securities, including securities that generate tax-exempt income, held for more than one year will generally be taxable to shareholders as long-term capital gain, without regard to how long a shareholder has held shares of the Fund.

Information on the Amount and Tax Character of Distributions

The Funds will inform you of the amount of your exempt-interest dividends, income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may report and distribute to you, as ordinary income and/or as capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions and dividends generally are taxable in the year paid, except any dividends paid in January that were declared in the previous calendar quarter, with a record date in such quarter, will be treated as paid in December of the previous year.

Election to be Taxed as a Regulated Investment Company

Each Fund intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. As a RIC, a Fund generally pays no federal income tax on the income and gain it distributes to you. The Trustees reserve the right not to maintain the qualification of the Fund as a RIC if they determine such a course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund’s earnings and profits. To qualify as a RIC a Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) net income from interests in “qualified publicly traded partnerships” (as defined in the Code); (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other RICs) of (i) any one issuer; (ii) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (iii) any one or more “qualified publicly traded partnerships” (as defined in the Code); and (iv) distribute at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income (as defined in the Code, but without regard to the deduction for dividends paid) for such taxable year in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any U.S. federal income tax. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to U.S. federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by a Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from a Fund’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Fund fails to qualify as a regulated investment company for a period greater than two taxable years, a Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if a Fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

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Each Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by paying a tax and disposing of assets. If, in any taxable year, a Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.

Excise Tax Distribution Requirements

To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98.2% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Medicare Contribution Tax

A 3.8% Medicare contribution tax is imposed on net investment income, including, among other things, interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

Redemptions and Exchanges of Fund Shares

Redemptions (including redemptions in-kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different Alpine Fund, the IRS will require that you report any gain or loss on your redemption or exchange. If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you held your shares.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

By law, the Fund must withhold 24% of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.

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Distributions by each Fund result in a reduction in the net asset value of that Fund’s shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution nevertheless would be taxable as ordinary income or capital gain as described above to shareholders (who are not exempt from tax), even though, from an investment standpoint, it may constitute a return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive what is in effect a return of capital upon the distribution which will nevertheless be taxable to shareholders subject to taxes.

Redemptions at a Loss Within Six Months of Purchase

Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any exempt interest dividends and long-term capital gain distributed to you by a Fund on those shares.

Wash Sales

Certain Fund transactions may be subject to wash sale, short sale, constructive sale, conversion transaction, constructive ownership transaction and straddle provisions of the Code that may, among other things, require a Fund to defer recognition of losses or convert long-term capital gain into ordinary income or short-term capital gain taxable as ordinary income.

In addition, all or a portion of any loss that you realize on a redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before the redemption of the loss shares and ending 30 days after the loss shares redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S. Government Securities

The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends-Received Deduction for Corporations

If you are a corporate shareholder, a percentage of the dividends to be paid by certain Funds for the most recent fiscal year may qualify for the dividends-received deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends reported by a Fund as eligible for such treatment. If a Fund’s income is derived primarily from either investments in foreign rather than domestic securities or interest rather than dividends, generally none of its distributions are expected to qualify for the corporate dividends-received deduction.

Deferral of Losses

In certain situations, a Fund may, for a taxable year, defer all or a portion of its capital losses realized after October and its late-year ordinary losses (defined as the excess of a Fund’s post-October foreign currency and passive foreign investment company (“PFIC”) losses and other post-December ordinary losses over post-October foreign currency and PFIC gains and other post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

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Swap Contracts

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute taxable ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than a year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. Periodic net payments that would otherwise constitute ordinary deductions but are allocable under the Code to exempt interest dividends will not be allowed as a deduction but instead will reduce net tax-exempt income.

Change of Ownership

In the event that the Fund were to experience an ownership change as defined under the Code, the Fund’s loss carryforwards if any may be subject to limitation.

Original Issue Discount, Market Discount, and Acquisition Discount

Some debt obligations that a Fund may invest in could be subject to special rules imposed by the Code, such as original issue discount, market discount or acquisition discount. You should consult with your tax advisor with respect to the tax consequences of such special rules.

Taxation of Foreign Shareholders

Dividends paid by a Fund to foreign shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a foreign shareholder will be required to provide an IRS Form W-8BEN or IRS Form W-8BEN-E certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a foreign shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the foreign shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the foreign shareholder were a U.S. shareholder. A foreign corporation receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A foreign shareholder who fails to provide an IRS Form W-8BEN, IRS Form W-8BEN-E or other applicable form may be subject to backup withholding at the appropriate rate.

A 30% withholding tax is currently imposed on dividends, and will be imposed on redemption proceeds paid after December 31, 2018, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that the applicable intergovernmental agreement and impending legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

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Properly reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder or partner, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts. Legislation has been proposed to extend this expiration deadline.

ADDITIONAL TAX INFORMATION

The tax information described in the section above applies to the Funds, except as noted in this section.

Exempt-interest Dividends

By meeting certain requirements of the Code, the Funds will qualify to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are distributed to you. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), they also may be exempt from that state’s personal income taxes. Most states generally do not grant tax-free treatment to interest on state and municipal securities of other states.

Dividends from Taxable Income

The Ultra Short Fund and High Yield Municipal Fund may earn taxable income from many sources, including on any temporary investments, the discount from stripped obligations or their coupons, income from securities loans or other taxable transactions, or ordinary income derived from the sale of market discount bonds. Any distributions by the Ultra Short Fund from such income will be taxable to you as ordinary income, and generally will not be treated as qualified dividends subject to reduced rates of taxation for individuals. Distributions of ordinary income are taxable whether you reinvest your distributions in additional Ultra Short Fund shares or receive them in cash.

Information on the Amount and Tax Character of Distributions

The Funds will inform you of the amount of your taxable ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year, including the portion of the distributions that on average are comprised of taxable income or interest income that is a tax preference item when determining your alternative minimum tax. If you have not held Ultra Short Fund shares for a full year, the Fund may report and distribute to you, as taxable, tax-exempt or tax preference income, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. However, any dividend or distribution declared by the Ultra Short Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

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Dividends-received Deduction for Corporations

Because the Funds’ income is derived primarily from interest rather than dividends, none of the distributions from the Funds are expected to qualify for the corporate dividends-received deduction.

Treatment of Private Activity Bond Interest

Interest on certain private activity bonds, while exempt from regular federal income tax, is a preference item for you when determining your alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under the federal and state alternative minimum taxes, depending on your personal or corporate tax position. If you are a person defined in the Code as a substantial user (or person related to a user) of a facility financed by private activity bonds, you should consult with your tax advisor before buying shares of the Funds.

Loss of Status of Securities as Tax-exempt

Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to the security could cause interest on the security, as well as Ultra Short Fund and High Yield Municipal Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the security was issued.

NET ASSET VALUE

The following information supplements that set forth in the Prospectus in the Section titled “MANAGEMENT OF THE FUNDS - How the Funds Value Their Shares.”

The net asset value of a Fund’s shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (normally, 4:00 p.m. Eastern Time) each business day. The value of a Fund’s net assets (its securities and other assets, less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the NAV per share of the Fund is determined.

An example of how the Ultra Short Fund and High Yield Municipal Fund calculated its NAV per share as of October 31, 2017, is as follows:

Ultra Short Fund – Institutional Class

$896,623,993	=	$10.04
89,329,346

Ultra Short Fund – Class A

$211,265,027	=	$10.09
20,927,913

High Yield Municipal Fund – Institutional Class

$207,427,414	=	$10.24
20,248,810

High Yield Municipal Fund – Class A

$50,906,160	=	$10.24
4,969,652

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SHAREHOLDER ACCOUNTS

Purchasing Shares

As described under “How to Buy Shares” in the Prospectus, Institutional Class shares of the Funds are offered for sale, without a sales charge, at the NAV per share next computed after receipt of a purchase order by the Distributor of the Funds’ shares.

Class A (Ultra Short Fund)

If you purchase Class A shares of the Ultra Short Fund you will pay an initial sales charge of 0.50% when you invest, unless the sales charge is waived as described below. The offering price of each share will be the next determined NAV plus the 0.50% sales charge. You do not pay a sales charge when you reinvest dividends or capital gain distributions paid by the Fund. The sales charge for the Fund is calculated as follows:

	% of Offering price	% of Net Amount Invested
$0-$249,999	0.50%	0.50%
$250,000 and above	None	None

Class A (High Yield Municipal Fund)

You pay the offering price (the NAV per share plus any initial sales charge) when you buy Class A shares unless you qualify for waiver as described below. You pay a lower sales charge as the size of your investment increases. You do not pay a sales charge when you reinvest dividends or capital gain distributions paid by a Fund. A portion or all of the sales charge may be retained by the Distributor or paid to your broker, dealer or other financial intermediary as a concession. The current sales charge rates and concessions paid are shown in the table below.

Amount Invested	% of Offering Price	% of Net Amount Invested	Dealer Concession
Less than $100,000	2.50%	2.56%	2.00%
$100,000 but less than $250,000	2.00%	2.04%	1.50%
$250,000 and over	None*	None*	0.50%*

*	A contingent deferred sales charge of 0.50% will be applied if shares are redeemed within 12 months of purchasing Class A shares as part of an investment greater than $250,000 if no front-end sales charge was paid at the time of purchase and a concession was paid to the financial intermediary or dealer.

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Class A

As of the fiscal years ended October 31, 2017, 2016 and 2015 the Distributor of the Funds received the following sales charges from investors on sales of Class A shares:

Class A	Gross Sales Charges Collected	Underwriting Commissions retained by Distributor	Gross Sales Charges Collected	Underwriting Commissions retained by Distributor	Gross Sales Charges Collected	Underwriting Commissions retained by Distributor
	2017		2016		2015
Ultra Short Fund	$3,021	$(42)	$31,357	$(120)	$5,319	$(78)
High Yield Municipal Fund	$60,438	$2,618	$127,300	$8,438	$43,870	$2,105

Sales Charge Reduction or Waiver

Certain investors of the Funds may be eligible to combine multiple purchases of Class A shares to eliminate the sales charge. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares in an amount of $250,000 or more for Ultra Short Fund or $100,000 or more for High Yield Municipal Fund, you must inform your financial intermediary if you are eligible for a right of accumulation or a letter of intent. Failure to notify your financial intermediary may result in not receiving the sales charge reduction or elimination to which you are otherwise entitled. Certain records, such as account statements, may be necessary in order to verify your eligibility to eliminate the sales charge. If you hold Fund shares in accounts at two or more financial intermediaries, please contact your financial intermediaries to determine which shares may be combined. For more information, please contact your financial intermediary.

Additionally, the sales charge are waived for the following persons or reasons:

•	Employees of the Adviser or its affiliates and their immediate family, for purchases directly through the Fund or the Distributor

•	Current and former Trustees of funds advised by the Adviser, for purchases directly through the Fund or the Distributor

•	The Adviser or its affiliates, for purchases directly through the Fund or the Distributor

•	An agent or broker of a dealer that has entered into a selling agreement with the Funds’ distributor for the agent or broker’s own account or an account of a relative of any such person, or an account for the benefit of any such person

•	Investors in certain employee retirement, stock, bonus, pension or profit sharing plans. Whether a sales charge waiver is available for an employee retirement, stock, bonus, pension or profit sharing plan depends upon the policies and procedures of your financial intermediary. Please contact your financial intermediary for more information.

•	Investment advisory clients of the Adviser or its affiliates

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•	Investment advisers registered with the SEC (“Registered Investment Advisers”) and clients of certain investment advisory programs

•	Broker/Dealers and Registered Investment Advisers with clients participating in comprehensive fee programs

•	Financial intermediaries that have entered into contractual agreements with the Funds’ distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers

•	Shares acquired when dividends or capital gains are reinvested in the Funds

•	Shares offered to any other investment company to effect the combination of such company with the Funds by merger, acquisition of assets or otherwise

•	Purchases by shareholders of the Funds investing through self-directed brokerage platforms

These waivers may be discontinued at any time without notice.

Right of Accumulation

The right of accumulation allows you to combine the current value of your holdings in Class A or Institutional Class shares of the Fund, based on the current offer price, with other qualifying shares that are owned by you, your spouse, your children under the age of 21, or a trustee or fiduciary of a single trust estate or single fiduciary account and with the dollar amount of your next purchase of Class A shares or Institutional Class shares, including any applicable sales charge, for purposes of determining whether the 0.50% sales charge applies. Qualifying shares may include shares held in accounts held at a financial intermediary. Class A shares or Institutional Class shares of the Fund in accounts held through 401(k) plans and similar multi-participant retirement plans, or those accounts which cannot be linked using tax identification numbers, social security numbers or broker identification numbers are not qualifying shares. The right of accumulation may be amended or terminated at any time.

Letter of Intent

If you plan to make an aggregate investment of $250,000 or more (Ultra Short Fund) or $100,000 or more (High Yield Fund) over a 13-month period, you may avoid paying a sales charge for Class A shares by entering into a non-binding letter of intent. The initial investment must meet the minimum initial investment requirement. Generally, purchases of Class A shares of the Fund that are purchased during the 13-month period by you, your spouse, your children under the age of 21, or a trustee or fiduciary of a single trust estate or single fiduciary account are eligible for inclusion under the letter of intent. Qualifying shares may include shares held in accounts held at a financial intermediary. Class A shares of the Fund in accounts held through 401(k) plans and similar multi-participant retirement plans, or those accounts which cannot be linked using tax identification numbers, social security numbers or broker identification numbers are not qualifying shares. During the term of the letter of intent, the Fund will hold shares in an escrow account for payment of the sales load if $250,000 or more (Ultra Short Fund) or $100,000 or more (High Yield Fund) is not purchased within 13 months. If you do not purchase $250,000 or more (Ultra Short Fund) or $100,000 or more (High Yield Fund) of Class A shares within the 13-month period, the Fund will redeem the sales charge on the Class A shares from the shares held in escrow. When a shareholder elects to participate in a letter of intent, the Class A shares purchased within a ninety day period prior to that election will be included in satisfying the aggregate investment requirement. The letter of intent may be amended or terminated at any time. You may cancel a letter of intent by notifying your financial intermediary in writing. Complete liquidation of purchases made under a letter of intent prior to meeting the $250,000 or more (Ultra Short Fund) or $100,000 or more (High Yield Fund) investment amount, moreover, will result in the cancellation of the letter.

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In the case of Funds whose shares are sold with a sales charge and where you meet the investment requirements under the letter of intent, the broker-dealer’s sales commissions and reallowance will be paid based upon a reduced sales charge. If you do not meet the investment requirements, you will be charged the difference between the sales charge that you paid and the sales charge that would apply to the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Fund’s Transfer Agent for this purpose.

Intermediary-Defined Sales Charge Waiver Policies

MERRILL LYNCH

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Prospectus or SAI.

FRONT-END SALES CHARGE WAIVERS FOR CLASS A SHARES AVAILABLE AT MERRILL LYNCH

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
•	Shares purchased by or through a 529 Plan
•	Shares purchased through a Merrill Lynch affiliated investment advisory program
•	Shares purchased by third party investment advisers on behalf of their advisory clients through Merrill Lynch's platform
•	Shares of Funds purchased through the Merrill Edge Self-Directed platform (if applicable)
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other Fund within the Alpine fund family)
•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
•	Trustees of each Trust, and employees of the Adviser or its affiliates, as described in the Prospectus
•	Shares purchased from the proceeds of redemptions within the Alpine fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as reinstatement privilege)

CDSC WAIVERS ON CLASS A SHARES AVAILABLE AT MERRILL LYNCH

•	Death or disability of the shareholder
•	Shares sold as part of a Systematic Cash Withdrawal Plan as described in the Prospectus
•	Return of excess contributions from an IRA account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
•	Shares acquired through a right of reinstatement
•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to fee based account or platform

FRONT-END SALES CHARGE DISCOUNTS AVAILABLE AT MERRILL LYNCH: BREAKPOINTS, RIGHTS OF ACCUMULATION & LETTERS OF INTENT

•	Breakpoints as described in the Prospectus

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•	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Alpine fund family assets held by accounts within the purchaser's household at Merrill Lynch. Eligible Alpine fund family assets not held at Merrill Lynch may be included in the right of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets
•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within the Alpine fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Reinstatement Privilege

The reinstatement privilege permits shareholders to purchase shares without a sales charge within 120 days of redeeming shares of an equal or greater amount.

Redeeming Shares

Redemption proceeds are normally paid as described in the Prospectus. However, the payment of redemption proceeds by the Funds may be postponed for more than seven days or the right of redemption suspended at times (1) when the NYSE is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund to determine fairly the value of its net assets, (4) during any other period when the SEC, by order, so permits for the protection of shareholders. Applicable rules and regulations of the SEC will govern as to whether the conditions described in (2) or (3) exist, or (5) under certain circumstances when there has been a determination to liquidate the Fund, pursuant to SEC rule or order. In addition, in the event that the Board of Trustees determines that it would be detrimental to the best interests of remaining shareholders of a Fund to pay any redemption or redemptions in cash, a redemption payment by a Fund may be made in whole or in part by a distribution in-kind of portfolio securities, subject to applicable rules of the SEC. Any securities distributed in-kind will be readily marketable and will be valued, for purposes of the redemption, in the same manner as such securities are normally valued in computing net asset value per share. In the unlikely event that shares are redeemed in-kind, the redeeming shareholder would incur transaction costs in converting the distributed securities to cash. The Trust has elected to be governed by Rule 18f-l under the 1940 Act and is therefore obligated to redeem shares solely in cash up to the lesser of $250,000 or 1.00% of the NAV of a Fund during any 90-day period for any one shareholder.

Exchange Privilege

As described under “Exchange Privilege” in the Funds’ Prospectus, shareholders of the Ultra Short Fund and High Yield Municipal Fund may exchange their shares of those Funds for shares of the other Fund, based upon the relative net asset values per share of the Funds at the time the exchange is effected.

You may only exchange Class A shares for Class A shares and Institutional Class shares for Institutional Class shares. The Funds may modify or terminate the exchange privilege at any time.

Short-Term Trading Practices

The Board of Trustees (the “Board”) has determined that the interests of long-term shareholders and a Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as “market timing.” A Fund is not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of the Fund and its shareholders. For example, large flows of cash into and out of a Fund may require the Adviser to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Fund’s investment objective. Frequent trading may cause a Fund to sell securities at less favorable prices, and transaction costs can reduce the Fund’s performance.

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A Fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Fund’s portfolio securities and the determination of the Fund’s net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders.

The Funds discourage market timing and seek to prevent frequent purchases and sales or exchanges of Fund shares that it determines may be detrimental to the Fund or long-term shareholders. The Board of Trustees has developed and adopted a market timing policy which takes steps to reduce the frequency and effect of these activities in each Fund. These steps include, monitoring trading activity and using fair value pricing, as determined by the Board of Trustees, when the Adviser determines current market prices are not readily available. These techniques may change from time to time as determined by the Funds in their sole discretion.

The Funds reserve the right, in their sole discretion, to identify trading practices as abusive. If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, a Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If a Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees.

For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Fund.

In addition, the Funds’ ability to monitor trades that are placed by individual shareholders within group, or omnibus, accounts maintained by financial intermediaries is severely limited because the Funds do not have access to the underlying shareholder account information. In this regard, in compliance with Rule 22c-2 under the 1940 Act, the Funds have entered into Information Sharing Agreements with financial intermediaries pursuant to which these financial intermediaries are required to provide to the Funds, at each Fund’s request, certain customer and identity trading information relating to its customers investing in a Fund through non-disclosed or omnibus accounts. The Funds will use this information to attempt to identify abusive trading practices. Financial intermediaries are contractually required to follow any instructions from the Funds to restrict or prohibit future purchases from customers that are found to have engaged in abusive trading in violation of a Fund’s policies. However, the Funds cannot guarantee the accuracy of the information provided to them from financial intermediaries and cannot ensure that they will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts. As a consequence, a Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive.

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CODE OF ETHICS

The Adviser and the Trusts have adopted a joint Code of Ethics pursuant to Section 204A and Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j-1 under the 1940 Act. The Distributor has also adopted a Code of Ethics. Each Code of Ethics applies to the personal investing activities of the trustees, directors, officers and certain employees of the Trust, the Adviser or the Distributor (“Access Persons”), as applicable. Rule 17j-1 and each Code of Ethics is designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. The joint Code of Ethics permits Access Persons to trade securities for their own accounts and generally requires them to report their personal securities transactions. The joint Code of Ethics is included as an exhibit to the Trusts’ registration statement, which is on file with, and available from, the SEC.

PROXY VOTING GUIDELINES

The Board of Trustees of the Alpine Funds has approved the delegation of the authority to vote proxies relating to the securities held in the portfolios of the Funds to the Adviser after the Board reviewed and considered the proxy voting policies and procedures used by the Adviser which uses an independent service provider, as described below.

The Adviser’s goal in performing this service is to make proxy voting decisions: (1) to vote or not to vote proxies in a manner that serves the best economic interests of the Funds; and (2) that avoid the influence of conflicts of interest. To implement this goal, the Adviser has adopted proxy voting guidelines (the “Proxy Voting Guidelines”) to assist it in making proxy voting decisions and in developing procedures for effecting those decisions. The Proxy Voting Guidelines are designed to ensure that where the Adviser has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met.

The Proxy Voting Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

Policies of the Adviser

The Adviser has delegated to Institutional Shareholder Services Inc. (“ISS”), an independent service provider, the administration of proxy voting for the Funds’ portfolio securities directly managed by the Adviser, subject to oversight by the Adviser’s Proxy Manager (in his or her absence the Director of Institutional Operations). ISS provides proxy-voting services to many asset managers on a global basis. The Adviser has reviewed, and will continue to review annually, the relationship with ISS and the quality and effectiveness of such services provided by ISS.

Specifically, ISS assists the Adviser in the proxy voting and corporate governance oversight process by developing and updating the “ISS Proxy Voting Guidelines,” which are incorporated into the Fund’s Proxy Voting Guidelines by reference, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. The Adviser’s decision to retain ISS is based principally on the view that the services that ISS provides, subject to oversight by the Adviser, generally will result in proxy voting decisions which serve the best economic interests of the Funds’ shareholders. The Adviser has reviewed, analyzed, and determined that the ISS Proxy Voting Guidelines are consistent with the views of the Adviser on the various types of proxy proposals. When the ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not provide a recommendation, ISS will notify the Adviser; and the Adviser will use its best judgment in voting proxies on behalf of the Funds’ shareholders, consistent with the Proxy Voting Guidelines. The ISS Proxy Voting Guidelines can be found on their website (https://www.issgovernance.com/policy-gateway/2018-policy-information/).

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Conflicts of Interest

The Adviser does not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Fund proxies are voted by ISS pursuant to the pre-determined ISS Proxy Voting Guidelines, the Adviser generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of a Fund do not reflect any conflict of interest. Nevertheless, the Proxy Voting Guidelines address the possibility of such a conflict of interest arising.

The Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Fund and those of the Adviser (or between a Fund and those of any of the Adviser’s affiliates), then the proxy should be voted strictly in conformity with the recommendation of ISS. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported to the Proxy Manager and the CCO for the Adviser. The Proxy Manager and CCO for the Adviser will then provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If the Adviser then casts a proxy vote that deviates from a ISS recommendation, the affected Fund (or other appropriate Fund authority) will be given a report of this deviation.

Circumstances Under Which Proxies Will Not Be Voted

The Adviser, through ISS, will attempt to process every vote for all domestic and foreign proxies that it receives; however, there may be cases in which the Adviser will not process a proxy because it is impractical or too expensive to do so. For example, the Adviser will not process a proxy in connection with a foreign security if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy, when the Adviser has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, the Adviser generally will not seek to recall the securities on loan for the purpose of voting the securities unless the Adviser determines that the issue presented for a vote warrants recalling the security.

More Information

The actual voting records relating to the Fund’s portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling toll-free, 1-888-785-5578 or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Funds’ proxy voting policies and procedures are also available by calling 1-888-785-5578 and will be sent within three business days of receipt of a request.

FINANCIAL STATEMENTS

The information for the fiscal years ended October 31, 2015, October 31, 2016 and October 31, 2017 has been audited by Ernst & Young LLP, the Funds’ independent registered public accounting firm, whose report on each Fund’s financial statements is included in the Funds’ Annual Report. The information for the fiscal years or periods ended prior to November 1, 2014 were audited by another independent registered public accounting firm. The Funds’ financial statements are included in the Funds’ Annual Report, which is available free of charge, on the Funds' website.

Additional Information Regarding An Index Used as a Benchmark

(None of the Funds is an index fund)

The S&P Municipal Bond Short Intermediate Index™ (the “Index”) is a product of S&P Dow Jones Indices LLC and has been licensed for use by the Adviser. Copyright © 2016 by S&P Dow Jones Indices LLC. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written the permission of S&P Dow Jones Indices LLC. S&P Dow Jones Indices LLC, its affiliates, and third party licensors make no representation or warranty, express or implied, with respect to the Indices and none of such parties shall have any liability for any errors, omissions, or interruptions in the Indices or the data included therein.

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APPENDIX A DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., S&P Global Ratings and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Moody’s Investors Service, Inc. Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.1 2

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings.3 The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Description of Moody’s Investors Service, Inc.’s Global Long-Term Obligation Ratings:

Aaa-Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa-Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A-Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa-Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba-Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

[1]	For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, long-term and short-term ratings reflect the likelihood of impairment and financial loss in the event of impairment.

[2]	Supranational institutions and central banks that hold sovereign debt or extend sovereign loans, such as the IMF or the European Central Bank, may not always be treated similarly to other investors and lenders with similar credit exposures. Long-term and short-term ratings assigned to obligations held by both supranational institutions and central banks, as well as other investors, reflect only the credit risks faced by other investors unless specifically noted otherwise.

[3]	Like other global scale ratings, (sf) ratings reflect both the likelihood of a default and the expected loss suffered in the event of default. Ratings are assigned based on a rating committee’s assessment of a security’s expected loss rate (default probability multiplied by expected loss severity), and may be subject to the constraint that the final expected loss rating assigned would not be more than a certain number of notches, typically three to five notches, above the rating that would be assigned based on an assessment of default probability alone. The magnitude of this constraint may vary with the level of the rating, the seasoning of the transaction, and the uncertainty around the assessments of expected loss and probability of default.

B-Obligations rated B are considered speculative and are subject to high credit risk.

Caa-Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca-Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C-Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

**	By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Investors Service, Inc.’s Global Short-Term Obligation Ratings:

P-1-Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2-Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3-Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP-Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s Investors Service, Inc.’s US Municipal Ratings:

US Municipal Short-Term Obligation Ratings:

While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (“MIG”) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1-This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2-This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3-This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

US Municipal Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale. VMIG ratings of demand obligations with unconditional liquidity support are mapped from the short-term debt rating (or counterparty assessment) of the support provider, or the underlying obligor in the absence of third party liquidity support, with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime. For example, the VMIG rating for an industrial revenue bond with Company XYZ as the underlying obligor would normally have the same numerical modifier as Company XYZ’s prime rating. Transitions of VMIG ratings of demand obligations with conditional liquidity support, as shown in the diagram below, differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

VMIG 1-This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2-This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3-This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG-This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of S&P Global Ratings’ Long-Term Issue Credit Ratings:

Long-Term Issue Credit Ratings are based, in varying degrees, on Standard & Poor's analysis of the following considerations: (1) likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation, and the promise Standard & Poor imputes; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA—An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C—An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D—An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

NR: This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Description of S&P Global Ratings’ Short-Term Issue Credit Ratings:

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days—including commercial paper.

A-1—A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2—A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings’ believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Description of S&P Global Ratings’ Municipal Short-Term Note Ratings Definitions:

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations: (1) amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (2) source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of S&P Global Ratings’ Dual Ratings:

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, “AAA/A-1+” or “A-1+/A-1”). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, “SP-1+/A-1+”).

Description of S&P Global Ratings’ Active Qualifiers (Currently applied and/or outstanding)

S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a “p” qualifier, which indicates the rating addressed the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

Federal deposit insurance limit: “L” qualifier. Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

Principal: “p” qualifier. This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

Preliminary Ratings: “prelim” qualifier. Preliminary ratings, with the “prelim” suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating. (1) Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. (2) Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s). (4) Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities. (5) Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings. (6) A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination Structures: “t” qualifier. This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Counterparty Instrument Rating: “cir” qualifier. This symbol indicates a Counterparty Instrument Rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Description of Fitch Ratings’ Corporate Finance Long-Term Obligation Ratings:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%-50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR. At the lower end of the ratings scale, Fitch Ratings now additionally publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. “B” ratings indicate that material credit risk is present†.

CCC: Substantial credit risk. “CCC” ratings indicate that substantial credit risk is present†.

CC: Very high levels of credit risk. “CC” ratings indicate very high levels of credit risk†.

C: Exceptionally high levels of credit risk. “C” indicates exceptionally high levels of credit risk†.

Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The subscript “emr” is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Description of Fitch Ratings’ Structured, Project Finance Long-Term Obligation Ratings:

Ratings of structured and project finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B: Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Exceptionally high levels of credit risk. Default appears imminent or inevitable.

D: Default. Indicates a default. Default generally is defined as one of the following: (1) failure to make payment of principal and/or interest under the contractual terms of the rated obligation; (2) bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or (3) distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Structured Finance Defaults: “Imminent” default, categorized under “C”, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the “C” category.

Structured Finance Write-downs: Where an instrument has experienced an involuntary and, in the agency’s opinion, irreversible “write-down” of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of “D” will be assigned to the instrument. Where the agency believes the “write-down” may prove to be temporary (and the loss may be “written up” again in future if and when performance improves), then a credit rating of “C” will typically be assigned. Should the “write-down” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “write-down” later be deemed as irreversible, the credit rating will be lowered to “D”.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

The suffix “sf” denotes an issue that is a structured finance transaction. For an explanation of how Fitch determines structured finance ratings, please see our criteria available at www. fitchratings.com.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-Term Rating category, or categories below “B”.

Enhanced Equipment Trust Certificates (EETCs) are corporate-structured hybrid debt securities that airlines typically use to finance aircraft equipment. Due to the hybrid characteristics of these bonds, Fitch’s rating approach incorporates elements of both the structured finance and corporate rating methodologies.

Although rated as asset-backed securities, unlike other structured finance ratings, EETC ratings involve a measure of recovery given default akin to ratings of financial obligations in corporate finance, as described above.

Description of Fitch Ratings’ Corporate, Public and Structured Finance Short-Term Obligation Ratings:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Fitch Rating Watches and Rating Outlooks

Fitch takes certain actions in relation to its ratings. These actions can indicate a change in the relative credit quality of the rated entity or a relative change in servicing quality. In addition, actions regarding Outlooks or Watches provide an indication of a potential rating change, or other events (Data Actions) and indicate the likely direction of the rating.

Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (“CCC”, “CC” and “C”) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook: Ratings Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions and covered bonds. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the “CCC”, “CC” and “C” categories. Defaulted ratings typically do not carry an Outlook.

Deciding When to Assign Rating Watch or Outlook

Timing is informative but not critical to the choice of a Watch rather than an Outlook. A discrete event that is largely clear and the terms of which are defined, but which will not happen for more than six months—such as a lengthy regulatory approval process—would nonetheless likely see ratings placed on Watch rather than a revision to the Outlook.

An Outlook revision may, however, be deemed more appropriate where a series of potential event risks has been identified, none of which individually warrants a Watch but which cumulatively indicate heightened probability of a rating change over the following one to two years.

A revision to the Outlook may also be appropriate where a specific event has been identified, but where the conditions and implications of that event are largely unclear and subject to high execution risk over an extended period—for example a proposed, but politically controversial, privatization.

Expected Ratings: Where a rating is referred to as “expected”, alternatively referred to as “expects to rate” or suffixed as (“EXP”), this indicates that a full rating has been assigned based upon the agency’s expectations regarding final documentation, typically based upon a review of the final draft documentation provided by the issuer. If such final documentation is received and is as expected, the expected rating will typically be converted to a final rating. Fitch may also employ “expects to rate” language for new issuers (currently unrated) for ratings that are assigned in the course of a restructuring, refinancing or corporate reorganization. The “expects to rate” will reflect and refer to the rating level expected following the conclusion of the proposed operation (debt issuance, restructure, or merger). While expected ratings typically convert to final ratings within a short time, determined by timing of transaction closure, in the period between assignment of an expected rating and a final rating, expected ratings may be raised, lowered or placed on Rating Watch or withdrawn, as with final ratings.

Private Ratings: Fitch Ratings also prepares a limited number of private ratings, for example for entities with no publicly traded debt, or where the rating is required for internal benchmarking or regulatory purposes. These ratings are generally provided directly to the rated entity, which is then responsible for ensuring that any party to whom it discloses the private rating is updated when any change in the rating occurs.

Private ratings undergo the same analysis, committee process and surveillance as published ratings, unless otherwise disclosed as “point-in-time” in nature.

Program Ratings: Program ratings assigned to corporate and public finance note issuance programs (e.g. medium-term note programs) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.

“Interest-Only” Ratings: Interest-only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

“Principal-Only” Ratings: Principal-only ratings address the likelihood that a security holder will receive its initial principal investment either before or by the scheduled maturity date.

“Rate of Return” Ratings: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

Matured/Paid-In-Full: a. “Matured”—This action is used when an issue has reached the end of its repayment term and rating coverage is discontinued. Denoted as “NR”. b. “Paid-In-Full”—This action indicates that the issue has been paid in full. As the issue no longer exists, it is therefore no longer rated. Denoted as “PIF”.

A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Withdrawn: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol “WD”.

“Unenhanced” Ratings: Unenhanced ratings reflect the underlying creditworthiness of financial instruments absent any credit enhancement that may be provided through bond insurance, financial guarantees, dedicated letters of credit, liquidity facilities, or intercept mechanisms.

In some cases, Fitch may choose to assign an unenhanced rating along with credit rating based on enhancement. The unenhanced rating indicates the creditworthiness of the financial instrument without considering any benefit of such enhancement. Financial obligations may be enhanced by a guarantee instrument provided by a rated third party.

Non-Credit Rating Scales: In addition, Fitch Ratings provides specialist ratings on other topics. Operational risk ratings are assigned to servicers of commercial and residential mortgages and other asset types.

Asset manager ratings opine on the relative operational and financial capabilities of asset managers, trustees and others. Fund Credit and/or Volatility Ratings are assigned to fund’s or local government investment pool’s portfolio. Many of these ratings are offered internationally and in some cases on a national basis applying appropriate ratings modifiers and identifiers.

ALPINE INCOME TRUST

PART C - OTHER INFORMATION

ITEM 28. EXHIBITS

Number Description

(a)        Declaration of Trust

(1)	Amended and Restated Declaration of Trust dated March 13, 2013 is incorporated by reference to Post-Effective Amendment (“PEA”) No. 23 to the Registrant’s Registration Statement on Form N-1A (“Registration Statement”) filed with the Securities and Exchange Commission (“SEC”) via EDGAR on May 30, 2013.

(2)	Instrument of Establishment and Designation of Series of shares with respect to Alpine High Yield Managed Duration Municipal Fund (the “High Yield Fund”), is incorporated by reference to PEA No. 23 to the Registration Statement on Form N-1A on May 30, 2013.

(b)        Bylaws

(1)	Bylaws dated September 23, 2002 are incorporated by reference to the Registration Statement filed with the SEC via EDGAR on October 3, 2002.

(c)       Instruments Defining Rights of Security Holders

(1)	Rights of shareholders as described in Section 3.4 of the Amended and Restated Declaration of Trust are incorporated by reference to the Amended and Restated Declaration of Trust filed with PEA No. 23 to the Registration Statement filed with the SEC via EDGAR on May 30, 2013.

(d)        Investment Advisory Agreement

(1)	Form of Investment Advisory Agreement regarding Alpine Ultra Short Municipal Income Fund (the “Ultra Short Fund”) is incorporated by reference to PEA No. 1 to the Registration Statement filed with the SEC via EDGAR on November 25, 2002.

(2)	Investment Advisory Agreement regarding the High Yield Fund, dated December 19, 2012, is incorporated by reference to PEA No. 23 to the Registration Statement filed with the SEC via EDGAR on May 30, 2013.

(3)	Amendment to the Investment Advisory Agreement regarding the High Yield Fund, dated April 1, 2016, is incorporated by reference to PEA No. 32 to the Registration Statement filed with the SEC via EDGAR on February 28, 2017.

(4)	Amendment to the Investment Advisory Agreement regarding the Ultra Short Fund, dated April 1, 2016, is incorporated by reference to PEA No. 32 to the Registration Statement filed with the SEC via EDGAR on February 28, 2017.

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(e)       Distribution Agreement

(1)	Distribution Agreement dated January 1, 2015 is filed herewith.

(2)	Amendment to the Distribution Agreement dated November 16, 2016 is filed herewith.

(f)        Bonus or Profit Sharing Contracts

(1)       Not applicable.

(g)        Custody Agreement

(1)	Master Custodian Agreement dated November 18, 2010 is incorporated by reference to PEA No. 14 to the Registration Statement filed with the SEC via EDGAR on February 28, 2011.

(h)        Other Material Contracts

(1)       Administration Agreement

(a)	Administration Agreement dated November 18, 2010 is incorporated by reference to PEA No. 14 to the Registration Statement filed with the SEC via EDGAR on February 28, 2011.

(b)	Form of Amendment No. 1 to the Administration Agreement dated November 18, 2010 is incorporated by reference to PEA No. 14 to the Registration Statement filed with the SEC via EDGAR on February 28, 2011.

(2)       Transfer Agent Servicing Agreement

(a)	Form of Transfer Agency and Service Agreement dated December 8, 2010 is incorporated by reference to PEA No. 14 to the Registration Statement filed with the SEC via EDGAR on February 28, 2011.

(b)	Form of Amendment No. 1 to the Transfer Agency and Service Agreement dated December 8, 2010 is incorporated by reference to PEA No. 14 to the Registration Statement filed with the SEC via EDGAR on February 28, 2011.

(3)        Expense Limitation and Reimbursement Agreements

(a)	Expense Limitation and Reimbursement Agreement dated February 28, 2015 is incorporated by reference to PEA No. 30 to the Registration Statement filed with the SEC via EDGAR on February 26, 2016.

(b)	Expense Limitation and Reimbursement Agreement dated April 1, 2016 is incorporated by reference to PEA No. 32 to the Registration Statement filed with the SEC via EDGAR on February 28, 2017.

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(c)	Expense Limitation and Reimbursement Agreement dated February 28, 2017 is incorporated by reference to PEA No. 32 to the Registration Statement filed with the SEC via EDGAR on February 28, 2017.

(4)	Power of Attorney

(a)	Power of Attorney dated December 17, 2010 is incorporated by reference to PEA No. 14 to the Registration Statement filed with the SEC via EDGAR on February 28, 2011.

(b)	Power of Attorney, on behalf of Eleanor Hoagland, dated December 19, 2012 is incorporated by reference to PEA No. 18 to the Registration Statement filed with the SEC via EDGAR on December 27, 2012.

(i)       Legal Opinion

(1)	Opinion of Richards, Layton & Finger, P.A., dated May 30, 2013, with respect to the legality of shares of Alpine High Yield Managed Duration Municipal Fund is incorporated by reference to PEA No. 23 to the Registration Statement filed with the SEC via EDGAR on May 30, 2013.

(j)       Consent of Independent Registered Public Accounting Firm

(1)       Consent of Ernst & Young LLP is filed herewith.

(k)        Omitted Financial Statements

(1)       Not applicable.

(l)	Agreement Relating to Initial Capital

(1)	Initial Capital Agreement dated November 13, 2002 is incorporated by reference to Pre-Effective Amendment (“PREA”) No. 1 filed with the SEC via EDGAR on November 25, 2002.

(m)       Rule 12b-1 Plan

(1)	Distribution Plan of Alpine Income Trust is incorporated by reference to PEA No. 23 to the Registration Statement filed with the SEC via EDGAR on May 30, 2013.

(n)       Rule 18f-3 Plan

(1)	Multiple Class Plan for Alpine Income Trust dated December 19, 2012 is incorporated by reference to PEA No. 23 to the Registration Statement filed with the SEC via EDGAR on May 30, 2013.

(o)       Reserved.

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(p)       Code of Ethics

(1)	Joint Code of Ethics, as amended, dated May 18, 2017 is filed herewith.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

No person is directly or indirectly controlled by or under common control with the Registrant.

ITEM 30. INDEMNIFICATION

A Delaware statutory trust may provide in its governing instrument for indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article III, Section 7 of Registrant’s Declaration of Trust provides that if any Shareholder or former Shareholder shall be exposed to liability by reason of a claim or demand relating to his or her being or having been a Shareholder, and not because of his or her acts or omissions, the Shareholder or former Shareholder (or his or her heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified out of the assets of the Trust against all loss and expense arising from such claim or demand.

Pursuant to Article VII, Section 2 of the Declaration of Trust, the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Investment Manager or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and the Trust out of its assets shall indemnify and hold harmless each and every Trustee from and against any and all claims and demands whatsoever arising out of or related to each Trustee’s performance of his duties as a Trustee of the Trust to the fullest extent permitted by law; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee from or against any liability to the Trust or any Shareholder to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and pursuant to Article VI of Registrant’s By-Laws, officers, Trustees, employees and agents of Registrant may be indemnified against certain liabilities in connection with Registrant.

Registrant intends to maintain an insurance policy insuring its officers and Trustees against certain liabilities, and certain costs of defending claims against such officers and Trustees, and to bear the costs of such policy except for such costs as is determined to be attributable to coverage protecting such persons against liabilities to which they may become subject as a consequence of their own willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy will also insure Registrant against the cost of indemnification payments to officers and Trustees under certain circumstances.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court or appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

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Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the Investment Company Act so long as the interpretations of Sections 17(h) and 17(i) of the Investment Company Act remain in effect and are consistently applied.

Item 31. Business and Other Connections of the Investment Adviser.

The information required by this item with respect to Alpine Woods Capital Investors, LLC is incorporated by reference to the Form ADV (File No. 801-55110) of Alpine Woods Capital Investors, LLC. The information required by this item with respect to Saxon Woods Advisors, LLC is incorporated by reference to the Form ADV (File No. 801-56910) of Saxon Woods Advisors, LLC.

Item 32. Principal Underwriter.

(a)	Quasar Distributors, LLC, the Registrant’s principal underwriter, (“Quasar”) acts as principal underwriter for the following investment companies:

Fund Name	Fund Name	Fund Name
1919 Funds	Evercore Equity Fund	Progressive Future Funds
Abbey Capital Futures Strategy Fund	First State Investment Funds	Prospect Street
ACSI Funds	Fort Pitt Capital Group, Inc.	Prospector Funds
Advisors Asset Management Fund	Fulcrum Funds	Provident Mutual Funds, Inc.
Akre Funds	GoodHaven Funds	Pzena Funds
Allied Asset Advisors Funds	Greenspring Fund	Quantum Advisors ETF
Alpha Architect Funds	Green Square	Rareview Funds
AlphaClone ETF Fund	Harding Loevner Funds	RDJ Funds
AlphaMark ETFs	Heitman Funds	Reinhart Funds
Amplify ETFs	Highmore Funds	RiverNorth Funds
Angel Oak Funds	Hood River Funds	Salt Financial Funds
Aptus ETF	Horizon Investment Funds	Saxon Funds
Barrett Growth Fund	Hotchkis & Wiley Funds	Scharf Funds
Barrett Opportunity Fund	Huber Funds	Semper Funds
Becker Value Equity Fund	Infinity Q Funds	SerenityShares
BMT Investment Funds	Infusive Funds	Shenkman Funds
Boston Common Funds	Intrepid Capital Management	SIMS Total Return Fund
Boston Partner Funds	IronBridge Funds	SL Advisors ETF
Bramshill Funds	Jackson Square Partners	Smith Group Funds
Bridge Builder Trust	Jensen Funds	Snow Capital Family of Funds

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Fund Name	Fund Name	Fund Name
Bridge City Capital	Kensho ETFs	Soundwatch Fund
Bridges Investment Fund, Inc.	Kirr Marbach Partners Funds, Inc	Spyglass Funds
Bright Rock Funds	Lawson Kroeker Funds	StrongVest
Campbell Funds	LHA Funds	Summit Global Funds
CAN SLIM Select Growth Fund	LoCorr Investment Trust	Thompson IM Funds, Inc.
CBOE Vest Financial ETFs	Loncar ETFs	TorrayResolute Funds
CG Funds Trust	Lyxor Asset Management Funds	Trillium Funds
Change Financial, Inc.	MainGate MLP Funds	TrimTabs ETF
Chase Funds	Matrix Asset Advisors, Inc.	US Global ETFs
ClearShares ETFs	Matson Money Funds	USCA Shield Funds
Coho Partners	Miller Value Funds	USQ Funds
Coldstream Partners	Morgan Dempsey Funds	Validea Funds
Collins Capital Funds	Muhlenkamp Fund	Vert Global REITs
Congress Funds	Nationwide Funds	Victory Portfolios II
Convergence Funds	O'Shaughnessy Funds	Villere & Co.
Cove Street Capital Funds	Otter Creek Funds	Wasmer Schroeder Funds
CrossingBridge Funds	Parker Global Strategies Fund	Westchester Capital Funds
Cushing Mutual Funds	Permanent Portfolio Funds	Whitford ETF
Cushing Funds	Pemberwick Funds	Wisconsin Capital Funds, Inc.
Dearborn Funds	Perritt Funds, Inc.	YCG Funds
Diamond Hill	Port Street Funds	Zevenbergen Capital Investment Funds
DoubleLine Funds	Premise Capital ETFs
Edgar Lomax Value Fund	Primecap Odyssey Funds
Equity Armor Investments	ProcureAM ETFs

Quasar is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. Quasar is located at 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202.

(b)	The following is a list of the executive officers, directors and partners of Quasar.

The business address for each of the executive officers and directors of Quasar, except Messrs. Peck, Neuberger, Strnad, and Wolden, is US Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202. The business address for Messrs. Peck and Neuberger is US Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, Milwaukee, WI 53202. The business address for Mr. Strnad is 10 West Market Street, Suite 1150, Indianapolis, IN 46204. The business address for Mr. Wolden is US Bancorp Center, 800 Nicollet Mall, Minneapolis, MN 55402.

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Name and Principal Business Address	Positions and Offices with Principal Underwriter	Positions and Officers With Fund
James Robert Schoenike	President and Board Member	None
Teresa Cowan	Chief Compliance Officer	None
Michael Peck	Board Member	None
Joseph Neuberger	Board Member	None
Andrew M. Strnad	Secretary	None
Teresa Cowan	Assistant Secretary	None
Susan LaFond	Treasurer	None
Brett Scribner	Assistant Treasurer	None
Thomas Wolden	Assistant Treasurer	None
Peter Hovel	Chief Financial Officer	None

(c)	Not applicable.

Item 33. Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained in the following locations:

Records Relating to:	Are located at:
Registrant’s Transfer Agent	DST Asset Manager Solutions, Inc. 2000 Crown Colony Drive Quincy, MA 02169
Registrant’s Investment Adviser and Principal Underwriter	Alpine Woods Capital Investors, LLC 2500 Westchester Avenue, Suite 215 Purchase, NY 10577 (records required by paragraphs (a)(4), (a)(5), (a)(6), (a)(10), (a)(11), and (f) of Rule 31a-1)
Registrant’s Administrator, Custodian and Fund Accountant	State Street Bank and Trust Company One Lincoln Street Boston, MA 02111

ITEM 34. MANAGEMENT SERVICES

Not applicable

ITEM 35. UNDERTAKINGS

Not applicable

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 35 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Purchase and State of New York on the 23rd day of February, 2018.

ALPINE INCOME TRUST

By:	/s/ Samuel A. Lieber
Samuel A. Lieber, President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated below on February 23, 2018.

Signature	Title

/s/ Samuel A. Lieber	President and Trustee
Samuel A. Lieber

/s/ Ronald G. Palmer, Jr.	Chief Financial Officer
Ronald G. Palmer, Jr.

Eleanor T.M. Hoagland*	Trustee
Eleanor T.M. Hoagland

H. Guy Leibler*	Trustee
H. Guy Leibler

Jeffrey Wacksman*	Trustee
Jeffrey Wacksman

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Attorney-in-Fact pursuant to
Power of Attorney*

*	Pursuant to Powers of Attorney for H. Guy Leibler and Jeffrey E. Wacksman incorporated by reference to PEA No. 14 to the Registration Statement filed with the SEC via EDGAR on February 28, 2011. Pursuant to Power of Attorney for Eleanor T.M. Hoagland incorporated by reference to PEA No. 18 to the Registration Statement filed with the SEC via EDGAR on December 27, 2012.

ALPINE INCOME TRUST

EXHIBIT INDEX

Exhibits for Item 28 of Form N-1A

Exhibit	Description
(e)(1)	Distribution Agreement
(e)(2)	Amendment to the Distribution Agreement
(j)(1)	Consent of Independent Registered Public Accounting Firm
(p)(1)	Joint Code of Ethics